Document and Entity Information (CAD)	12 Months Ended
	Dec. 31, 2011	Jun. 30, 2011
Document And Entity Information [Abstract]
Document Type	6-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Entity Registrant Name	Canadian National Railway Company
Entity Central Index Key	0000016868
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Well-known Seasoned Issuer	No
Entity Common Stock, Shares Outstanding	442,071,052
Entity Public Float		35,317,314,034
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Statement of Income (CAD) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Statement [Abstract]
Revenues	9,028	8,297	7,367
Operating expenses
Labor and fringe benefits	1,812	1,744	1,696
Purchased services and material	1,120	1,036	1,027
Fuel	1,412	1,048	820
Depreciation and amortization	884	834	790
Equipment rents	228	243	284
Casualty and other	276	368	344
Total operating expenses	5,732	5,273	4,961
Operating income	3,296	3,024	2,406
Interest expense	(341)	(360)	(412)
Other income (Note 13)	401	212	267
Income before income taxes	3,356	2,876	2,261
Income tax expense (Note 14)	(899)	(772)	(407)
Net income	2,457	2,104	1,854
Earnings per share (Note 16)
Basic (in dollars per share)	5.45	4.51	3.95
Diluted (in dollars per share)	5.41	4.48	3.92
Weighted-average number of shares
Basic (in shares)	451.1	466.3	469.2
Diluted (in shares)	454.4	470.1	473.5

Consolidated Statement of Comprehensive Income (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statement of Comprehensive Income [Abstract]
Net income	2,457	2,104	1,854
Foreign exchange gain (loss) on:
Translation of the net investment in foreign operations	130	(330)	(998)
Translation of US dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	(122)	315	976
Pension and other postretirement benefit plans (Note 12):
Net actuarial loss arising during the year	(1,541)	(931)	(868)
Prior service cost arising during the year	(28)	(5)	(2)
Amortization of net actuarial loss (gain) included in net periodic benefit cost (income)	8	1	2
Amortization of prior service cost included in net periodic benefit cost (income)	4	2	5
Derivative instruments (Note 18)	(2)	(1)	0
Other comprehensive income (loss) before income taxes	(1,551)	(949)	(885)
Income tax recovery	421	188	92
Other comprehensive income (loss)	(1,130)	(761)	(793)
Comprehensive income	1,327	1,343	1,061

Consolidated Balance Sheet (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	101	490
Restricted cash and cash equivalents (Note 9)	499	0
Accounts receivable (Note 4)	820	775
Material and supplies	201	210
Deferred and receivable income taxes (Note 14)	122	53
Other	105	62
Total current assets	1,848	1,590
Properties (note 5)	23,917	22,917
Intangible and other assets (Note 6)	261	699
Total assets	26,026	25,206
Current liabilities
Accounts payable and other (Note 7)	1,580	1,366
Current portion of long-term debt (Note 9)	135	540
Total current liabilities	1,715	1,906
Deferred income taxes (Note 14)	5,333	5,152
Pension and other postretirement benefits, net of current portion (Note 12)	1,095	510
Other Liabilities and deferred credits (Note 8)	762	823
Long-term debt (Note 9)	6,441	5,531
Shareholders' equity
Common shares (Note 10)	4,141	4,252
Accumulated other comprehensive loss (Note 19)	(2,839)	(1,709)
Retained earnings	9,378	8,741
Total shareholders' equity	10,680	11,284
Total liabilities and shareholders' equity	26,026	25,206

Consolidated Statement of Changes in Shareholders' Equity (CAD) In Millions		Total		Common shares	Accumulated other comprehensive loss	Retained earnings
Shareholders' equity, beginning balance at Dec. 31, 2008		10,559		4,179	(155)	6,535
Shareholders', common share, beginning balance (in shares) at Dec. 31, 2008		468.2		468.2
Net income		1,854				1,854
Stock options exercised and other (in shares) (Notes 10, 11)		2.8		2.8
Stock options exercised and other (Notes 10, 11)		87		87
Number of shares repurchased through buyback programs (in shares)	[1]	0
Other comprehensive income (loss) (Note 19)		(793)			(793)
Dividends		(474)				(474)
Shareholders' equity, ending balance at Dec. 31, 2009		11,233		4,266	(948)	7,915
Shareholders', common share, ending balance (in shares) at Dec. 31, 2009		471		471
Net income		2,104				2,104
Stock options exercised and other (in shares) (Notes 10, 11)		3.4		3.4
Stock options exercised and other (Notes 10, 11)		124		124
Number of shares repurchased through buyback programs (in shares)		(15)	[1]	(15)
Value of shares repurchased		(913)		(138)		(775)
Other comprehensive income (loss) (Note 19)		(761)			(761)
Dividends		(503)				(503)
Shareholders' equity, ending balance at Dec. 31, 2010		11,284		4,252	(1,709)	8,741
Shareholders', common share, ending balance (in shares) at Dec. 31, 2010		459.4		459.4
Net income		2,457				2,457
Stock options exercised and other (in shares) (Notes 10, 11)		2.6		2.6
Stock options exercised and other (Notes 10, 11)		74		74
Number of shares repurchased through buyback programs (in shares)		(19.9)	[1]	(19.9)
Value of shares repurchased		(1,420)		(185)		(1,235)
Other comprehensive income (loss) (Note 19)		(1,130)			(1,130)
Dividends		(585)				(585)
Shareholders' equity, ending balance at Dec. 31, 2011		10,680		4,141	(2,839)	9,378
Shareholders', common share, ending balance (in shares) at Dec. 31, 2011		442.1		442.1

[1]	Includes common shares purchased in the first and fourth quarters of 2011 and in the second and third quarters of 2010 pursuant to private agreements between the Company and arm's-length third-party sellers.

Consolidated Statement of Changes in Shareholders' Equity (Parenthetical) (CAD)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Shareholders' Equity [Abstract]
Dividends, per share (in dollars per share)	1.3	1.08	1.01

Consolidated Statement of Cash Flows (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities
Net income	2,457	2,104	1,854
Adjustments to reconcile net income to net cash provided from operating activities:
Depreciation and amortization	884	834	790
Deferred income taxes (Note 14)	531	418	138
Gain on disposal of property (Notes 5, 13)	(348)	(152)	(226)
Changes in operating assets and liabilities:
Accounts receivable	(51)	(3)	39
Material and supplies	11	(43)	32
Accounts payable and other	34	285	(204)
Other current assets	(2)	13	77
Other, Net	(540)	(457)	(221)
Net cash provided by operating activities	2,976	2,999	2,279
Investing activities
Property additions	(1,625)	(1,586)	(1,402)
Acquisitions, net of cash acquired (Note 3)	0	0	(373)
Disposal of property (Note 5)	369	168	231
Change in restricted cash and cash equivalents	(499)	0	0
Other, net	26	35	107
Net cash used in investing activities	(1,729)	(1,383)	(1,437)
Financing activities
Issuance of debt	1,361	0	1,626
Repayment of debt	(1,083)	(184)	(2,109)
Issuance of common shares due to exercise of stock options and related excess tax benefits realized (Note11)	77	115	73
Repurchase of common shares (Note 10)	(1,420)	(913)	0
Dividends paid	(585)	(503)	(474)
Net cash used in financing activities	(1,650)	(1,485)	(884)
Effect of foreign exchange fluctuations on US dollar-denominated cash and cash equivalents	14	7	(19)
Net increase (decrease) in cash and cash equivalents	(389)	138	(61)
Cash and cash equivalents, beginning of year	490	352	413
Cash and cash equivalents, end of year	101	490	352
Supplemental cash flow information
Net cash receipts from customers and other	8,995	8,404	7,505
Net cash payments for:
Employee services, suppliers and other expenses	(4,643)	(4,334)	(4,323)
Interest	(329)	(366)	(407)
Personal injury and other claims (Note 17)	(97)	(64)	(112)
Pensions (Note 12)	(468)	(427)	(139)
Income taxes (Note 14)	(482)	(214)	(245)
Net cash provided by operating activities	2,976	2,999	2,279

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Summary of Significant Accounting Policies

1 – Summary of significant accounting policies

These consolidated financial statements are expressed in Canadian dollars, except where otherwise indicated, and have been prepared in accordance with United States generally accepted accounting principles (U.S. GAAP). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period, the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements. On an ongoing basis, management reviews its estimates, including those related to personal injury and other claims, environmental matters, depreciation, pensions and other postretirement benefits, and income taxes, based upon currently available information. Actual results could differ from these estimates.

A. Principles of consolidation

These consolidated financial statements include the accounts of all subsidiaries. The Company's investments in which it has significant influence are accounted for using the equity method and all other investments are accounted for using the cost method.

B. Revenues

Freight revenues are recognized using the percentage of completed service method based on the transit time of freight as it moves from origin to destination. The allocation of revenues between reporting periods is based on the relative transit time in each period with expenses being recorded as incurred. Revenues related to non-rail transportation services are recognized as service is performed or as contractual obligations are met. Revenues are presented net of taxes collected from customers and remitted to governmental authorities.

C. Foreign currency

All of the Company's United States (U.S.) operations are self-contained foreign entities with the US dollar as their functional currency. Accordingly, the U.S. operations' assets and liabilities are translated into Canadian dollars at the rate in effect at the balance sheet date and the revenues and expenses are translated at average exchange rates during the year. All adjustments resulting from the translation of the foreign operations are recorded in Other comprehensive income (loss) (see Note 19 – Accumulated other comprehensive loss).

       The Company designates the US dollar-denominated long-term debt of the parent company as a foreign currency hedge of its net investment in U.S. subsidiaries. Accordingly, foreign exchange gains and losses, from the dates of designation, on the translation of the US dollar-denominated long-term debt are also included in Other comprehensive income (loss).

D. Cash and cash equivalents

Cash and cash equivalents include highly liquid investments purchased three months or less from maturity and are stated at cost, which approximates market value.

E. Restricted cash and cash equivalents

The Company has the option, under its bilateral letter of credit facility agreements with various banks, to pledge collateral in the form of cash and cash equivalents for a minimum term of three months, equal to at least the face value of the letters of credit issued. Restricted cash and cash equivalents are shown separately on the balance sheet and include highly liquid investments purchased three months or less from maturity and are stated at cost, which approximates market value.

F. Accounts receivable

Accounts receivable are recorded at cost net of billing adjustments and an allowance for doubtful accounts. The allowance for doubtful accounts is based on expected collectability and considers historical experience as well as known trends or uncertainties related to account collectability. When a receivable is deemed uncollectible, it is written off against the allowance for doubtful accounts. Subsequent recoveries of amounts previously written off are credited to the bad debt expense in the Consolidated Statement of Income.

G. Material and supplies

Material and supplies, which consist mainly of rail, ties, and other items for construction and maintenance of property and equipment, as well as diesel fuel, are valued at weighted-average cost.

H. Properties

Railroad properties are carried at cost less accumulated depreciation including asset impairment write-downs. Labor, materials and other costs associated with the installation of rail, ties, ballast and other structures are capitalized to the extent they meet the Company's capitalization criteria. Major overhauls and large refurbishments of equipment are also capitalized when they result in an extension to the service life or increase the functionality of the asset. Repair and maintenance costs are expensed as incurred.

       The cost of properties, including those under capital leases, net of asset impairment write-downs, is depreciated on a straight-line basis over their estimated service lives, measured in years, except for rail which is measured in millions of gross tons per mile. The Company follows the group method of depreciation whereby a single composite depreciation rate is applied to the gross investment in a class of similar assets, despite small differences in the service life or salvage value of individual property units within the same asset class.

       In accordance with the group method of depreciation, upon sale or retirement of properties in the normal course of business, cost less net salvage value is charged to accumulated depreciation. As a result, no gain or loss is recognized in income under the group method as it is assumed that the assets within the group on average have the same life and characteristics and therefore that gains or losses offset over time. For retirements of depreciable properties that do not occur in the normal course of business, a gain or loss may be recognized if the retirement varies significantly from the retirement pattern identified through depreciation studies. A gain or loss is recognized in Other income for the sale of land or disposal of assets that are not part of railroad operations.

       Assets held for sale are measured at the lower of their carrying amount or fair value, less cost to sell. Losses resulting from significant rail line sales are recognized in income when the asset meets the criteria for classification as held for sale, whereas losses resulting from significant rail line abandonments are recognized in the statement of income when the asset ceases to be used. Gains are recognized in income when they are realized.

       The Company reviews the carrying amounts of properties held and used whenever events or changes in circumstances indicate that such carrying amounts may not be recoverable based on future undiscounted cash flows. Assets that are deemed impaired as a result of such review are recorded at the lower of carrying amount or fair value.

I. Intangible assets

Intangible assets consist mainly of customer contracts and relationships assumed through past acquisitions and are being amortized on a straight-line basis over 40 to 50 years.

The Company reviews the carrying amounts of intangible assets held and used whenever events or changes in circumstances indicate that such carrying amounts may not be recoverable based on future undiscounted cash flows. Assets that are deemed impaired as a result of such review are recorded at the lower of carrying amount or fair value.

J. Pensions

Pension costs are determined using actuarial methods. Net periodic benefit cost is charged to income and includes:

(i)       the cost of pension benefits provided in exchange for employees' services rendered during the year;

(ii)       the interest cost of pension obligations;

(iii)       the expected long-term return on pension fund assets;

(iv)       the amortization of prior service costs and amendments over the expected average remaining service life of the employee group covered by the plans; and

(v)       the amortization of cumulative net actuarial gains and losses in excess of 10% of the greater of the beginning of year balances of the projected benefit obligation or market-related value of plan assets, over the expected average remaining service life of the employee group covered by the plans.

The pension plans are funded through contributions determined in accordance with the projected unit credit actuarial cost method.

K. Postretirement benefits other than pensions

The Company accrues the cost of postretirement benefits other than pensions using actuarial methods. These benefits, which are funded as they become due, include life insurance programs, medical benefits and, for a closed group of employees, free rail travel benefits.

       The Company amortizes the cumulative net actuarial gains and losses in excess of 10% of the projected benefit obligation at the beginning of the year, over the expected average remaining service life of the employee group covered by the plan.

L. Personal injury and other claims

In Canada, the Company accounts for costs related to employee work-related injuries based on actuarially developed estimates of the ultimate cost associated with such injuries, including compensation, health care and third-party administration costs.

       In the U.S., the Company accrues the expected cost for personal injury, property damage and occupational disease claims, based on actuarial estimates of their ultimate cost.

For all other legal actions in Canada and the U.S., the Company maintains, and regularly updates on a case-by-case basis, provisions for such items when the expected loss is both probable and can be reasonably estimated based on currently available information.

M. Environmental expenditures

Environmental expenditures that relate to current operations, or to an existing condition caused by past operations, are expensed unless they can contribute to current or future operations. Environmental liabilities are recorded when environmental assessments occur, remedial efforts are probable, and when the costs, based on a specific plan of action in terms of the technology to be used and the extent of the corrective action required, can be reasonably estimated. The Company accrues its allocable share of liability taking into account the Company's alleged responsibility, the number of potentially responsible parties and their ability to pay their respective shares of the liability. Recoveries of environmental remediation costs from other parties are recorded as assets when their receipt is deemed probable and collectability is reasonably assured.

N. Income taxes

The Company follows the asset and liability method of accounting for income taxes. Under the asset and liability method, the change in the net deferred tax asset or liability is included in the computation of net income or Other comprehensive income (loss). Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled.

O. Derivative financial instruments

The Company uses derivative financial instruments from time to time in the management of its interest rate and foreign currency exposures. Derivative instruments are recorded on the balance sheet at fair value and the changes in fair value are recorded in net income or Other comprehensive income (loss) depending on the nature and effectiveness of the hedge transaction. Income and expense related to hedged derivative financial instruments are recorded in the same category as that generated by the underlying asset or liability.

P. Stock-based compensation

The Company follows the fair value based approach for stock option awards based on the grant-date fair value using the Black-Scholes option-pricing model. The Company expenses the fair value of its stock option awards on a straight-line basis, over the period during which an employee is required to provide service (requisite service period) or until retirement eligibility is attained, whichever is shorter. The Company also follows the fair value based approach for cash settled awards using a lattice-based valuation model. Compensation cost for cash settled awards is based on the fair value of the awards at period-end and is recognized over the period during which an employee is required to provide service (requisite service period) or until retirement eligibility is attained, whichever is shorter. See Note 11 – Stock plans, for the assumptions used to determine fair value and for other required disclosures.

Q. Recent accounting pronouncement

The Accounting Standards Board of the Canadian Institute of Chartered Accountants requires all publicly accountable enterprises to report under International Financial Reporting Standards (IFRS) for the fiscal years beginning on or after January 1, 2011. However, National Instrument 52-107 issued by the Ontario Securities Commission allows Securities and Exchange Commission (SEC) issuers, as defined by the U.S. Securities and Exchange Commission, such as CN, to file with Canadian securities regulators financial statements prepared in accordance with U.S. GAAP. As such, the Company has decided not to report under IFRS by 2011 and to continue reporting under U.S. GAAP. The SEC has issued a roadmap for the potential convergence to IFRS for U.S. issuers. Should the SEC decide it will move forward with the convergence to IFRS, the Company will convert its reporting to IFRS at that time.

Accounting Changes	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Accounting Changes

2 – Accounting changes

2011

In June 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-05, Presentation of Comprehensive Income, giving companies the option to present the components of net income and comprehensive income in either one or two consecutive financial statements. ASU 2011-05 eliminates the option to present the components of other comprehensive income in the statement of changes in shareholders' equity. ASU 2011-05 also requires reclassification adjustments for each component of accumulated other comprehensive income (AOCI) in both net income and other comprehensive income (OCI) to be separately disclosed on the face of the financial statements. In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income, which deferred the effective date to present reclassification adjustments in net income. The effective date of the deferral is consistent with the effective date of ASU 2011-05 which becomes effective for fiscal years beginning on or after December 15, 2011. During the deferral period, the FASB plans to re-evaluate the requirement, with a final decision expected in 2012.

The Company currently presents the components of net income and other comprehensive income in two separate and consecutive financial statements. As such, the Company does not expect any significant changes to its annual consolidated financial statements from implementation of the new standards.

2010

Accounting standard updates effective in 2010 that were issued by the FASB had no significant impact on the Company's consolidated financial statements.

2009

Business Combinations

On January 1, 2009, the Company adopted the new requirements of the FASB Accounting Standards Codification (ASC) 805, “Business Combinations,” relating to the accounting for business combinations (previously Statement of Financial Accounting Standards (SFAS) No. 141 (R)), which became effective for acquisitions with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Until December 31, 2008, the Company was subject to the requirements of SFAS No. 141, “Business Combinations,” which required that acquisition-related costs be included as part of the purchase cost of an acquired business. As such, the Company had reported acquisition-related costs in Other current assets pending the closing of its acquisition of the Elgin, Joliet and Eastern Railway Company (EJ&E), which had been subject to an extensive U.S. Surface Transportation Board (STB) approval process. On January 31, 2009, the Company completed its acquisition of the EJ&E and accounted for the acquisition under the revised standard. The Company incurred acquisition-related costs, including costs to obtain regulatory approval of approximately $49 million, which were expensed and reported in Casualty and other in the Consolidated Statement of Income for the year ended December 31, 2009 pursuant to FASB ASC 805 requirements. At the time of adoption, this change in accounting policy had the effect of decreasing net income by $28 million ($0.06 per basic or diluted earnings per share) and Other current assets by $46 million. This change had no effect on the Consolidated Statement of Cash Flows. Disclosures prescribed by FASB ASC 805 are presented in Note 3 – Acquisitions.

Acquisition	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Acquisitions

3 – Acquisition

2009

On January 31, 2009, the Company acquired the principal rail lines of the EJ&E, a short-line railway that operated over 198 miles of track in and around Chicago, for a total cash consideration of US$300 million (C$373 million), paid with cash on hand. The Company accounted for the acquisition using the acquisition method of accounting pursuant to FASB ASC 805, “Business Combinations,” which the Company adopted on January 1, 2009. As such, the consolidated financial statements of the Company include the assets, liabilities and results of operations of EJ&E as of January 31, 2009, the date of acquisition. The costs incurred to acquire the EJ&E of approximately $49 million were expensed and reported in Casualty and other in the Consolidated Statement of Income for the year ended December 31, 2009 (see Note 2 – Accounting changes).

       The following table summarizes the consideration paid for EJ&E and the fair value of the assets acquired and liabilities assumed that were recognized at the acquisition date:

In US millions	At January 31, 2009
Consideration
Cash	$300
Fair value of total consideration transferred	$300

Recognized amounts of identifiable assets acquired and liabilities assumed
Current assets	$4
Properties	310
Current liabilities	(4)
Other noncurrent liabilities	(10)
Total identifiable net assets	$300

The 2009 revenues and net income of EJ&E included in the Company's Consolidated Statement of Income from the acquisition date to December 31, 2009, were $74 million and $12 million, respectively.

Accounts receivable	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Accounts receivable

4 – Accounts receivable

In millions	December 31,	2011	2010
Freight		$630	$585
Non-freight		206	211
Gross accounts receivable		836	796
Allowance for doubtful accounts		(16)	(21)
Net accounts receivable		$820	$775

The Company had a five-year agreement to sell an undivided co-ownership interest in a revolving pool of freight receivables to an unrelated trust for maximum cash proceeds of $600 million. The agreement expired on May 31, 2011 and was not renewed. As at December 31, 2010, the Company had no receivables sold under this program.

Properties	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Properties

5 – Properties

In millions		December 31, 2011			December 31, 2010
	2011 depreciation		Accumulated			Accumulated
	rate	Cost	depreciation	Net	Cost	depreciation	Net
Track and roadway (1)	2%	$25,534	$6,903	$18,631	$24,568	$6,744	$17,824
Rolling stock	4%	4,923	1,668	3,255	4,843	1,565	3,278
Buildings	2%	1,220	473	747	1,148	467	681
Information technology (2)	12%	931	383	548	854	330	524
Other	6%	1,213	477	736	1,057	447	610
Total properties including capital leases		$33,821	$9,904	$23,917	$32,470	$9,553	$22,917

Capital leases included in properties
Track and roadway (3)		$417	$48	$369	$427	$43	$384
Rolling stock		1,144	317	827	1,129	287	842
Buildings		109	16	93	108	13	95
Other		102	15	87	130	28	102
Total capital leases included in properties		$1,772	$396	$1,376	$1,794	$371	$1,423

(1)			Includes the cost of land of $1,798 million and $1,712 million as at December 31, 2011 and 2010, respectively.

(2)			The Company capitalized $94 million in 2011 and $79 million in 2010 of internally developed software costs pursuant to ASC 350-40, “Intangibles – Goodwill and Other, Internal – Use Software.”

(3)			Includes $108 million of right-of-way access in both years.

Accounting policy for capitalization of costs

The Company's railroad operations are highly capital intensive. The Company's properties consist mainly of a large base of homogeneous or network-type assets such as rail, ties, ballast and other structures, which form the Company's Track and roadway properties, and rolling stock. The Company's capital expenditures are for the replacement of assets and for the purchase or construction of assets to enhance operations or provide new service offerings to customers. A large portion of the Company's capital expenditures are for self-constructed properties including the replacement of existing track and roadway assets and track line expansion, as well as major overhauls and large refurbishments of rolling stock.

Expenditures are generally capitalized if they extend the life of the asset or provide future benefits such as increased revenue-generating capacity, functionality, or physical or service capacity. The Company has a process in place to determine whether its capital programs qualify for capitalization. For Track and roadway properties, the Company establishes basic capital programs to replace or upgrade the track infrastructure assets which are capitalized if they meet the capitalization criteria. These basic capital programs are planned in advance and carried out by the Company's engineering work force.

       In addition, for Track and roadway properties, expenditures that meet the minimum level of activity as defined by the Company are also capitalized as detailed below:

  Land: all purchases of land;
  Grading: installation of road bed, retaining walls, drainage structures;
  Rail and related track material: installation of 39 or more continuous feet of rail;
  Ties: installation of 5 or more ties per 39 feet;
  Ballast: installation of 171 cubic yards of ballast per mile.

       Expenditures relating to the Company's properties that do not meet the Company's capitalization criteria are considered normal repairs and maintenance and are expensed. For Track and roadway properties, such expenditures include but are not limited to spot tie replacement, spot or broken rail replacement, physical track inspection for detection of rail defects and minor track corrections, and other general maintenance of track infrastructure.

       For the ballast asset, the Company also engages in “shoulder ballast undercutting” that consists of removing some or all of the ballast, which has deteriorated over its service life, and replacing it with new ballast. When ballast is installed as part of a shoulder ballast undercutting project, it represents the addition of a new asset and not the repair or maintenance of an existing asset. As such, the Company capitalizes expenditures related to shoulder ballast undercutting given that an existing asset is retired and replaced with a new asset. Under the group method of accounting for properties, the deteriorated ballast is retired at its average cost measured using the quantities of new ballast added.

       For purchased assets, the Company capitalizes all costs necessary to make the asset ready for its intended use. Expenditures that are capitalized as part of self-constructed properties include direct material, labor, and contracted services, as well as other allocated costs which are not charged directly to capital projects. These allocated costs include, but are not limited to, fringe benefits, small tools and supplies, machinery used on projects and project supervision. The Company reviews and adjusts its allocations, as required, to reflect the actual costs incurred each year.

       Costs of deconstruction and removal of replaced assets, referred to herein as dismantling costs, are distinguished from installation costs for self-constructed properties based on the nature of the related activity. For Track and roadway properties, employees concurrently perform dismantling and installation of new track and roadway assets and, as such, the Company estimates the amount of labor and other costs that are related to dismantling. The Company determines dismantling costs based on an analysis of the track and roadway installation process.

Accounting policy for depreciation

Properties are carried at cost less accumulated depreciation including asset impairment write-downs. The cost of properties, including those under capital leases, net of asset impairment write-downs, is depreciated on a straight-line basis over their estimated service lives, measured in years, except for rail which is measured in millions of gross tons per mile. The Company follows the group method of depreciation whereby a single composite depreciation rate is applied to the gross investment in a class of similar assets, despite small differences in the service life or salvage value of individual property units within the same asset class. The Company uses approximately 40 different depreciable asset classes.

For all depreciable assets, the depreciation rate is based on the estimated service lives of the assets. Assessing the reasonableness of the estimated service lives of properties requires judgment and is based on currently available information, including periodic depreciation studies conducted by the Company. The Company's U.S. properties are subject to comprehensive depreciation studies as required by the STB and are conducted by external experts. Depreciation studies for Canadian properties are not required by regulation and are therefore conducted internally. Studies are performed on specific asset groups on a periodic basis. Changes in the estimated service lives of the assets and their related composite depreciation rates are implemented prospectively.

       For the rail asset, the estimated service life is measured in millions of gross tons per mile and varies based on rail characteristics such as weight, curvature and metallurgy. The annual composite depreciation rate for rail assets is determined by dividing the estimated annual number of gross tons carried over the rail by the estimated service life of the rail measured in millions of gross tons per mile. For the rail asset, the Company capitalizes the costs of rail grinding which consists of restoring and improving the rail profile and removing irregularities from worn rail to extend the service life. The service life of the rail asset is based on expected future usage of the rail in its existing condition, determined using railroad industry research and testing, less the rail asset's usage to date. The service life of the rail asset is increased incrementally as rail grinding is performed thereon. As such, the costs incurred for rail grinding are capitalized given that the activity extends the service life of the rail asset beyond its original or current condition as additional gross tons can be carried over the rail for its remaining service life. The Company amortizes the cost of rail grinding over the remaining life of the rail asset, which includes the incremental life extension generated by the rail grinding.

Disposal of property

2011

IC RailMarine Terminal

In August 2011, the Company sold substantially all of the assets of IC RailMarine Terminal Company (ICRMT), an indirect subsidiary of the Company, to Raven Energy, LLC, an affiliate of Foresight Energy, LLC (Foresight) and the Cline Group (Cline), for cash proceeds of $70 million (US$73 million) before transaction costs. ICRMT is located on the east bank of the Mississippi River and stores and transfers bulk commodities and liquids between rail, ship and barge, serving customers in North American and global markets. Under the sale agreement, the Company will benefit from a 10-year rail transportation agreement with Savatran LLC, an affiliate of Foresight and Cline, to haul a minimum annual volume of coal from four Illinois mines to the ICRMT transfer facility. The transaction resulted in a gain on disposal of $60 million ($38 million after-tax) that was recorded in Other income.

Lakeshore East

In March 2011, the Company entered into an agreement with Metrolinx to sell a segment of the Kingston subdivision known as the Lakeshore East in Pickering and Toronto, Ontario, together with the rail fixtures and certain passenger agreements (collectively the “Lakeshore East”), for cash proceeds of $299 million before transaction costs. Under the agreement, the Company obtained the perpetual right to operate freight trains over the Lakeshore East at its then current level of operating activity, with the possibility of increasing its operating activity for additional consideration. The transaction resulted in a gain on disposal of $288 million ($254 million after-tax) that was recorded in Other income under the full accrual method of accounting for real estate transactions.

2010

Oakville subdivision

In March 2010, the Company entered into an agreement with Metrolinx to sell a portion of the property known as the Oakville subdivision in Toronto, Ontario, together with the rail fixtures and certain passenger agreements (collectively the “Oakville subdivision”), for proceeds of $168 million before transaction costs, of which $24 million was placed in escrow at the time of disposal and was entirely released by December 31, 2010 in accordance with the terms of the agreement. Under the agreement, the Company obtained the perpetual right to operate freight trains over the Oakville subdivision at its then current level of operating activity, with the possibility of increasing its operating activity for additional consideration. The transaction resulted in a gain on disposal of $152 million ($131 million after-tax) that was recorded in Other income under the full accrual method of accounting for real estate transactions.

2009

Lower Newmarket subdivision

In November 2009, the Company entered into an agreement with Metrolinx to sell the property known as the Lower Newmarket subdivision in Vaughan and Toronto, Ontario, together with the rail fixtures and certain passenger agreements (collectively the “Lower Newmarket subdivision”), for cash proceeds of $71 million before transaction costs. Under the agreement, the Company obtained the perpetual right to operate freight trains over the Lower Newmarket subdivision at its then current level of operating activity, with the possibility of increasing its operating activity for additional consideration. The transaction resulted in a gain on disposal of $69 million ($59 million after-tax) that was recorded in Other income under the full accrual method of accounting for real estate transactions.

Weston subdivision

In March 2009, the Company entered into an agreement with GO Transit to sell the property known as the Weston subdivision in Toronto, Ontario, together with the rail fixtures and certain passenger agreements (collectively the “Weston subdivision”), for cash proceeds of $160 million before transaction costs, of which $50 million placed in escrow at the time of disposal was entirely released by December 31, 2009 in accordance with the terms of the agreement. Under the agreement, the Company obtained the perpetual right to operate freight trains over the Weston subdivision at its then current level of operating activity, with the possibility of increasing its operating activity for additional consideration. The transaction resulted in a gain on disposal of $157 million ($135 million after-tax) that was recorded in Other income under the full accrual method of accounting for real estate transactions.

Intangible and other assets	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Intangible and other assets

6 – Intangible and other assets

In millions	December 31,	2011	2010
Deferred and long-term receivables		$98	$101
Intangible assets (A)		54	54
Investments (B)		31	25
Pension asset (Note 12)		-	442
Other		78	77
Total intangible and other assets		$261	$699

A. Intangible assets

Intangible assets consist mainly of customer contracts and relationships assumed through past acquisitions.

B. Investments

As at December 31, 2011, the Company had $21 million ($21 million as at December 31, 2010) of investments accounted for under the equity method and $10 million ($4 million as at December 31, 2010) of investments accounted for under the cost method.

Accounts payable and other	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Accounts payable and other

7 – Accounts payable and other

In millions	December 31,	2011	2010

Trade payables		$445	$383
Payroll-related accruals		343	292
Income and other taxes		130	170
Accrued interest		123	104
Accrued charges		121	97
Personal injury and other claims provisions (Note 17)		84	83
Stock-based incentives liability (Note 11)		84	37
Environmental provisions (Note 17)		63	34
Other postretirement benefits liability (Note 12)		18	18
Other		169	148
Total accounts payable and other		$1,580	$1,366

Other liabilities and deferred credits	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Other liabilities and deferred credits

8 – Other liabilities and deferred credits

In millions	December 31,	2011	2010
Personal injury and other claims provisions, net of current portion (Note 17)		$226	$263
Stock-based incentives liability, net of current portion (Note 11)		180	162
Environmental provisions, net of current portion (Note 17)		89	116
Deferred credits and other		267	282
Total other liabilities and deferred credits		$762	$823

Long-term debt	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Long-term debt

9 – Long-term debt

			Outstanding US dollar-denominated amount
					December 31,
In millions		Maturity			2011		2010
Debentures and notes: (A)

Canadian National series:
6.38%	10-year notes (B)	Oct. 15, 2011	$-	$-		$398
4.40%	10-year notes (B)	Mar. 15, 2013	400	407		398
4.95%	6-year notes (B)	Jan. 15, 2014	325	331		323
5.80%	10-year notes (B)	June 1, 2016	250	254		249
1.45%	5-year notes (B)	Dec. 15, 2016	300	305		-
5.85%	10-year notes (B)	Nov. 15, 2017	250	254		249
5.55%	10-year notes (B)	May 15, 2018	325	331		323
6.80%	20-year notes (B)	July 15, 2018	200	203		199
5.55%	10-year notes (B)	Mar. 1, 2019	550	559		547
2.85%	10-year notes (B)	Dec. 15, 2021	400	407		-
7.63%	30-year debentures	May 15, 2023	150	153		149
6.90%	30-year notes (B)	July 15, 2028	475	483		472
7.38%	30-year debentures (B)	Oct. 15, 2031	200	203		199
6.25%	30-year notes (B)	Aug. 1, 2034	500	509		497
6.20%	30-year notes (B)	June 1, 2036	450	458		448
6.71%	Puttable Reset Securities PURSSM (B)	July 15, 2036	250	254		249
6.38%	30-year debentures (B)	Nov. 15, 2037	300	305		298

Illinois Central series:
5.00%	99-year income debentures	Dec. 1, 2056	7	7		7
7.70%	100-year debentures	Sep. 15, 2096	125	127		124

Total US dollar-denominated debentures and notes			$5,457	5,550		5,129
BC Rail series:
Non-interest bearing 90-year subordinated notes (C)		July 14, 2094		842		842
Total debentures and notes				6,392		5,971
Other:
Commercial paper (G) (H)				82		-
Capital lease obligations and other (D)				957		952
Total debt, gross				7,431		6,923
Less:
Net unamortized discount				855		852
Total debt (1) (E)				6,576		6,071

Less:
Current portion of long-term debt (E)				135		540
Total long-term debt				$6,441		$5,531
(1)	See Note 18 - Financial Instruments, for the fair value of debt.		Footnotes to the tables follow on the next page

A. The Company's debentures, notes and revolving credit facility are unsecured.

B. These debt securities are redeemable, in whole or in part, at the option of the Company, at any time, at the greater of par and a formula price based on interest rates prevailing at the time of redemption.

C. The Company records these notes as a discounted debt of $8 million, using an imputed interest rate of 5.75%. The discount of $834 million is included in the net unamortized discount.

D. During 2011, the Company recorded $87 million in assets it acquired through equipment leases ($132 million in 2010), for which an equivalent amount was recorded in debt.

       Interest rates for capital lease obligations range from approximately 0.7% to 11.8% with maturity dates in the years 2012 through 2037. The imputed interest on these leases amounted to $299 million as at December 31, 2011 and $342 million as at December 31, 2010.

       The capital lease obligations are secured by properties with a net carrying amount of $993 million as at December 31, 2011 and $1,036 million as at December 31, 2010.

E. Long-term debt maturities, including repurchase arrangements and capital lease repayments on debt outstanding as at December 31, 2011, for the next five years and thereafter, are as follows:

In millions	Capital leases	Debt	Total

2012(1)	$53	$82	$135
2013	108	404	512
2014	209	328	537
2015	81	-	81
2016	269	557	826
2017 and thereafter	235	4,250	4,485
	$955	$5,621	$6,576
(1) Current portion of long-term debt.

F. The aggregate amount of debt payable in US currency as at December 31, 2011 was US$6,295 million (C$6,402 million), including US$757 million relating to capital leases and other, and US$5,914 million (C$5,882 million), including US$757 million relating to capital leases and other, as at December 31, 2010.

G. In May 2011, the Company entered into a $800 million four-year revolving credit facility agreement with a consortium of lenders. The agreement allows for an increase in amount, up to a maximum of $500 million, as well as the option to extend the term by an additional year at each anniversary date, subject to the consent of individual lenders. The credit facility, containing customary terms and conditions, is available for general corporate purposes, including back-stopping the Company's commercial paper program, and provides for borrowings at various interest rates, including the Canadian prime rate, bankers' acceptance rates, the U.S. federal funds effective rate and the London Interbank Offer Rate, plus applicable margins. The credit facility agreement has one financial covenant, which limits debt as a percentage of total capitalization, and with which the Company is in compliance. This facility replaces the US$1 billion credit facility that was scheduled to expire in October 2011. As at December 31, 2011 and December 31, 2010, the Company had no outstanding borrowings under its revolving credit facility.

H. The Company has a commercial paper program, which is backed by its revolving credit facility, enabling it to issue commercial paper up to a maximum aggregate principal amount of $800 million, or the US dollar equivalent. As at December 31, 2011, the Company had borrowings of $82 million (US$81 million) of commercial paper (nil as at December 31, 2010) which were presented in Current portion of long-term debt on the Balance Sheet. The weighted-average interest rate on these borrowings was 0.20%.

I. In April 2011, the Company entered into a series of three-year bilateral letter of credit facility agreements with various banks to support its requirements to post letters of credit in the ordinary course of business. As at December 31, 2011, from a total committed amount of $520 million by the various banks, the Company had letters of credit drawn of $499 million ($436 million as at December 31, 2010, under its previous US$1 billion credit facility). Under these agreements, the Company has the option from time to time to pledge collateral in the form of cash or cash equivalents, for a minimum term of three months, equal to at least the face value of the letters of credit issued. As at December 31, 2011, cash and cash equivalents of $499 million were pledged as collateral and recorded as Restricted cash and cash equivalents.

Capital Stock	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Capital stock

10 – Capital stock

A. Authorized capital stock

The authorized capital stock of the Company is as follows:

  Unlimited number of Common Shares, without par value

  Unlimited number of Class A Preferred Shares, without par value, issuable in series

  Unlimited number of Class B Preferred Shares, without par value, issuable in series

B. Issued and outstanding common shares

The following table provides the activity of the issued and outstanding common shares of the Company for the last three years ended December 31, 2011:

In millions	Year ended December 31,	2011	2010	2009

Issued and outstanding common shares at beginning of year		459.4	471.0	468.2
Number of shares repurchased through buyback programs		(19.9)	(15.0)	-
Stock options exercised		2.6	3.4	2.8
Issued and outstanding common shares at end of year		442.1	459.4	471.0

Share repurchase programs

In January 2011, the Board of Directors of the Company approved a share repurchase program which allowed for the repurchase of up to 16.5 million common shares to the end of December 2011 pursuant to a normal course issuer bid, at prevailing market prices plus brokerage fees, or such other prices as may be permitted by the Toronto Stock Exchange. This share repurchase program was completed by September 30, 2011.

              In October 2011, the Board of Directors of the Company approved a new share repurchase program which allows for the repurchase of up to 17.0 million common shares between October 28, 2011 and October 27, 2012 pursuant to a normal course issuer bid at prevailing market prices plus brokerage fees, or such other prices as may be permitted by the Toronto Stock Exchange.

       The following table provides the activities under such share repurchase programs, as well as the share repurchase programs of the prior years:

In millions, except per share data	Year ended December 31,	2011	2010	2009

Number of common shares (1)		19.9	15.0	-
Weighted-average price per share (2)		$71.33	$60.86	$-
Amount of repurchase		$1,420	$913	$-
(1)	Includes common shares purchased in the first and fourth quarters of 2011 and in the second and third quarters of 2010 pursuant to private agreements between the Company and arm's-length third-party sellers.
(2) Includes brokerage fees.

Stock Plans	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments

11 – Stock plans

The Company has various stock-based incentive plans for eligible employees. A description of the Company's major plans is provided below:

A.       Employee Share Investment Plan

The Company has an Employee Share Investment Plan (ESIP) giving eligible employees the opportunity to subscribe for up to 10% of their gross salaries to purchase shares of the Company's common stock on the open market and to have the Company invest, on the employees' behalf, a further 35% of the amount invested by the employees, up to 6% of their gross salaries.

       The following table provides the number of participants holding shares, the total number of ESIP shares purchased on behalf of employees, including the Company's contributions, as well as the resulting expense recorded for the years ended December 31, 2011, 2010 and 2009:

Year ended December 31,	2011	2010	2009
Number of participants holding shares	16,218	14,997	14,152
Total number of ESIP shares purchased on behalf of employees (millions)	1.3	1.3	1.6
Expense for Company contribution (millions)	$21	$19	$18

B.       Stock-based compensation plans

The following table provides the total stock-based compensation expense for awards under all plans, as well as the related tax benefit recognized in income, for the years ended December 31, 2011, 2010 and 2009:

In millions	Year ended December 31,	2011	2010	2009

Cash settled awards
Restricted share unit plan		$81	$77	$43
Voluntary Incentive Deferral Plan (VIDP)		21	18	33
		102	95	76

Stock option awards		10	9	14
Total stock-based compensation expense		$112	$104	$90

Tax benefit recognized in income		$24	$27	$26

i)       Cash settled awards

Restricted share units

The Company has granted restricted share units (RSUs), 0.5 million in 2011, 0.5 million in 2010 and 0.9 million in 2009, to designated management employees entitling them to receive payout in cash based on the Company's share price. The RSUs granted are generally scheduled for payout after three years (“plan period”) and vest conditionally upon the attainment of a target relating to return on invested capital (ROIC) over the plan period. Such performance vesting criteria results in a performance vesting factor that ranges from 0% to 150% depending on the level of ROIC attained.

       Payout is conditional upon the attainment of a minimum share price, calculated using the average of the last three months of the plan period. In addition, commencing at various dates, for senior and executive management employees (“executive employees”), payout for RSUs is also conditional on compliance with the conditions of their benefit plans, award or employment agreements, including but not limited to non-compete, non-solicitation and non-disclosure of confidential information conditions. Current or former executive employees who breach such conditions of their benefit plans, award or employment agreements will forfeit the RSU payout. Should the Company reasonably determine that a current or former executive employee may have violated the conditions of their benefit plans, award or employment agreement, the Company may at its discretion change the manner of vesting of the RSUs to suspend payout on any RSUs pending resolution of such matter.

       The value of the payout is equal to the number of RSUs awarded multiplied by the performance vesting factor and by the 20-day average closing share price ending on January 31 of the following year. On December 31, 2011, for the 2009 grant, the level of ROIC attained resulted in a performance vesting factor of approximately 120%. As the minimum share price condition was met, payout under the plan of approximately $80 million, calculated using the Company's average share price during the 20-day period ending on January 31, 2012 and will be paid to employees meeting the conditions of their benefit plans, award or employment agreements in the first quarter of 2012. In addition, the Company has suspended the RSU payout of approximately $18 million included in the above amount, to its former Chief Executive Officer (CEO) pending resolution with the former CEO of issues relating to his compliance with the non-compete, non-solicitation and non-disclosure of confidential information conditions contained in the former CEO's employment agreement and in respect of which the Company has commenced legal proceedings.

       As at December 31, 2011, 0.2 million RSUs remained authorized for future issuance under this plan.

Voluntary Incentive Deferral Plan

The Company has a Voluntary Incentive Deferral Plan (VIDP), providing eligible senior management employees the opportunity to elect to receive their annual incentive bonus payment and other eligible incentive payments in deferred share units (DSUs). A DSU is equivalent to a common share of the Company and also earns dividends when normal cash dividends are paid on common shares. The number of DSUs received by each participant is established using the average closing price for the 20 trading days prior to and including the date of the incentive payment. For each participant, the Company will grant a further 25% of the amount elected in DSUs, which will vest over a period of four years. The election to receive eligible incentive payments in DSUs is no longer available to a participant when the value of the participant's vested DSUs is sufficient to meet the Company's stock ownership guidelines. The value of each participant's DSUs is payable in cash at the time of cessation of employment. The Company's liability for DSUs is marked-to-market at each period-end based on the Company's closing stock price.

The following table provides the 2011 activity for all cash settled awards:

	RSUs		VIDP
In millions	Nonvested	Vested	Nonvested	Vested
Outstanding at December 31, 2010	1.3	0.7	-	1.5
Granted (Payout)	0.5	(0.7)	-	(0.1)
Vested during year	(0.9)	0.9	-	-
Outstanding at December 31, 2011	0.9	0.9	-	1.4

The following table provides valuation and expense information for all cash settled awards:

In millions, unless otherwise indicated	RSUs (1)									VIDP (2)	Total

Year of grant	2011	2010	2009		2008	2007	2006

Stock-based compensation expense (recovery)
recognized over requisite service period
Year ended December 31, 2011	$19	$27		$35	$-	N/A	N/A	$21	$102
Year ended December 31, 2010	N/A	$17		$34	$26	$-	N/A	$18	$95
Year ended December 31, 2009	N/A	N/A		$13	$3	$29	$(2)	$33	$76

Liability outstanding
December 31, 2011	$19	$44		$82	N/A	N/A	N/A	$119	$264
December 31, 2010	N/A	$17		$46	$37	N/A	N/A	$99	$199

Fair value per unit
December 31, 2011 ($)	$60.48	$77.59		$80.15	N/A	N/A	N/A	$80.15	N/A

Fair value of awards vested during the year
Year ended December 31, 2011	$-	$-		$82	N/A	N/A	N/A	$1	$83
Year ended December 31, 2010	N/A	$-		$-	$37	N/A	N/A	$1	$38
Year ended December 31, 2009	N/A	N/A		$-	$-	$38	N/A	$3	$41

Nonvested awards at December 31, 2011
Unrecognized compensation cost	$20	$14		$-	N/A	N/A	N/A	$1	$35
Remaining recognition period (years)	2.0	1.0		N/A	N/A	N/A	N/A	N/A (3)	N/A

Assumptions (4)
Stock price ($)	$80.15	$80.15		$80.15	N/A	N/A	N/A	$80.15	N/A
Expected stock price volatility (5)	18%	18%		N/A	N/A	N/A	N/A	N/A	N/A
Expected term (years) (6)	2.0	1.0		N/A	N/A	N/A	N/A	N/A	N/A
Risk-free interest rate (7)	0.95%	0.92%		N/A	N/A	N/A	N/A	N/A	N/A
Dividend rate ($) (8)	$1.30	$1.30	$	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Compensation cost is based on the fair value of the awards at period-end using the lattice-based valuation model that uses the assumptions as presented herein.
(2)	Compensation cost is based on intrinsic value.
(3)	The remaining recognition period has not been quantified as it relates solely to the 25% Company grant and the dividends earned thereon, representing a minimal number of units.
(4)	Assumptions used to determine fair value are at December 31, 2011.
(5)	Based on the historical volatility of the Company's stock over a period commensurate with the expected term of the award.
(6)	Represents the remaining period of time that awards are expected to be outstanding.
(7)	Based on the implied yield available on zero-coupon government issues with an equivalent term commensurate with the expected term of the awards.
(8)	Based on the annualized dividend rate.

(ii)       Stock option awards

The Company has stock option plans for eligible employees to acquire common shares of the Company upon vesting at a price equal to the market value of the common shares at the date of granting. The options are exercisable during a period not exceeding 10 years. The right to exercise options generally accrues over a period of four years of continuous employment. Options are not generally exercisable during the first 12 months after the date of grant. At December 31, 2011, 11.0 million common shares remained authorized for future issuances under these plans.

       Options issued by the Company include conventional options, which vest over a period of time; and performance-accelerated stock options. As at December 31, 2011, the performance-accelerated stock options were fully vested.

              For 2011, 2010 and 2009, the Company granted 0.6 million, 0.7 million and 1.2 million, respectively, of conventional stock options to designated senior management employees that vest over a period of four years of continuous employment.

              The total number of options outstanding at December 31, 2011, for conventional and performance-accelerated options was 5.3 million and 1.6 million, respectively.

       The following table provides the activity of stock option awards during 2011, and for options outstanding and exercisable at December 31, 2011, the weighted-average exercise price.

	Options outstanding		Nonvested options
		Weighted-		Weighted-
	Number of	average	Number of	average grant
	of options	exercise price	options	date fair value
	In millions		In millions
Outstanding at December 31, 2010 (1)	8.9	$34.23	2.3	$12.80
Granted	0.6	$68.94	0.6	$15.66
Exercised	(2.6)	$26.94	N/A	N/A
Vested	N/A	N/A	(0.9)	$12.83
Outstanding at December 31, 2011 (1)	6.9	$40.80	2.0	$13.71
Exercisable at December 31, 2011 (1)	4.9	$35.58	N/A	N/A

(1)		Stock options with a US dollar exercise price have been translated to Canadian dollars using the foreign exchange rate in effect at the balance sheet date.

The following table provides the number of stock options outstanding and exercisable as at December 31, 2011 by range of exercise price and their related intrinsic value, and for options outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money stock options, which represents the value that would have been received by option holders had they exercised their options on December 31, 2011 at the Company's closing stock price of $80.15.

				Options outstanding				Options exercisable
Range of exercise prices				Number of options	Weighted-average years to expiration	Weighted-average exercise price	Aggregate intrinsic value	Number of options	Weighted-average exercise price	Aggregate intrinsic value
				In millions			In millions	In millions		In millions

	$11.63	-	$20.51	1.5	1.1	$20.42	$92	1.5	$20.42	$92
	$20.52	-	$30.19	0.6	1.0	$26.67	29	0.6	$26.67	29
	$30.20	-	$40.22	0.9	5.9	$35.18	40	0.5	$35.46	24
	$40.23	-	$50.69	2.0	5.6	$46.11	69	1.6	$46.28	54
	$50.70	-	$78.24	1.9	7.5	$58.74	40	0.7	$52.50	18
Balance at December 31, 2011 (1)				6.9	4.8	$40.80	$270	4.9	$35.58	$217

(1)	Stock options with a US dollar exercise price have been translated to Canadian dollars using the foreign exchange rate in effect at the balance sheet date. As at December 31, 2011, all stock options outstanding were in-the-money. The weighted-average years to expiration of exercisable stock options is 3.5 years.

The following table provides valuation and expense information for all stock option awards:

In millions, unless otherwise indicated
Year of grant	2011	2010	2009	2008	2007	2006	2005	Total

Stock-based compensation expense
recognized over requisite service period (1)
Year ended December 31, 2011	$5	$2	$2	$1	$-	N/A	N/A	$10
Year ended December 31, 2010	N/A	$4	$2	$2	$1	$-	N/A	$9
Year ended December 31, 2009	N/A	N/A	$9	$1	$2	$2	$-	$14

Fair value per unit
At grant date ($)	$15.66	$13.09	$12.60	$12.44	$13.37	$13.80	$9.19	N/A

Fair value of awards vested during the year
Year ended December 31, 2011	$-	$2	$4	$3	$3	N/A	N/A	$12
Year ended December 31, 2010	N/A	$-	$4	$3	$3	$3	N/A	$13
Year ended December 31, 2009	N/A	N/A	$-	$3	$3	$3	$3	$12

Nonvested awards at December 31, 2011
Unrecognized compensation cost	$5	$3	$2	$-	$-	N/A	N/A	$10
Remaining recognition period (years)	3.0	2.0	1.0	-	-	N/A	N/A	N/A

Assumptions
Grant price ($)	$68.94	$54.76	$42.14	$48.51	$52.79	$51.51	$36.33	N/A
Expected stock price volatility (2)	26%	28%	39%	27%	24%	25%	25%	N/A
Expected term (years) (3)	5.3	5.4	5.3	5.3	5.2	5.2	5.2	N/A
Risk-free interest rate (4)	2.53%	2.44%	1.97%	3.58%	4.12%	4.04%	3.50%	N/A
Dividend rate ($) (5)	$1.30	$1.08	$1.01	$0.92	$0.84	$0.65	$0.50	N/A

(1)	Compensation cost is based on the grant date fair value using the Black-Scholes option-pricing model that uses the assumptions at the grant date.

(2)	Based on the average of the historical volatility of the Company's stock over a period commensurate with the expected term of the award and the implied volatility from traded options on the Company's stock.

(3)	Represents the period of time that awards are expected to be outstanding. The Company uses historical data to estimate option exercise and employee termination, and groups of employees that have similar historical exercise behavior are considered separately.

(4)	Based on the implied yield available on zero-coupon government issues with an equivalent term commensurate with the expected term of the awards.

(5)	Based on the annualized dividend rate.

The following table provides information related to stock options exercised during the years ended December 31, 2011, 2010 and 2009:

In millions	Year ended December 31,	2011	2010	2009
Total intrinsic value		$122	$125	$93
Cash received upon exercise of options		$68	$87	$53
Related excess tax benefit realized		$9	$28	$20

(iii) Stock price volatility

Compensation cost for the Company's RSU plans is based on the fair value of the awards at period end using the lattice-based valuation model for which a primary assumption is the Company's share price. In addition, the Company's liability for the VIDP is marked-to-market at period-end and, as such, is also reliant on the Company's share price. Fluctuations in the Company's share price cause volatility to stock-based compensation expense as recorded in net income. The Company does not currently hold any derivative financial instruments to manage this exposure. A $1 increase in the Company's share price at December 31, 2011 would have increased stock-based compensation expense by $3 million, whereas a $1 decrease in the price would have reduced it by $4 million.

Pension Plans and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Pensions and other postretirement benefits

12 – Pensions and other postretirement benefits

The Company has various retirement benefit plans under which substantially all of its employees are entitled to benefits at retirement age, generally based on compensation and length of service and/or contributions. Senior and executive management (“executive employees”) subject to certain minimum service and age requirements, are also eligible for an additional retirement benefit under their Special Retirement Stipend Agreements (“SRS”), the Supplemental Executive Retirement Plan (“SERP”) or the Defined Contribution Supplemental Executive Retirement Plan (“DC SERP”). Executive employees who breach the non-compete, non-solicitation and non-disclosure of confidential information conditions of the SRS, SERP or DC SERP plans or other employment agreement will forfeit the retirement benefit under these plans. Should the Company reasonably determine that a current or former executive employee may have violated the conditions of their SRS, SERP, or DC SERP plan or other employment agreement, the Company may at its discretion withhold or suspend payout of the retirement benefit pending resolution of such matter. The Company has suspended payment of the $1.5 million annual retirement benefit due to its former Chief Executive Officer (CEO) pending resolution with the former CEO of issues relating to his compliance with the non-compete, non-solicitation and non-disclosure of confidential information conditions contained in the former CEO's employment agreement and in respect of which the Company has commenced legal proceedings.

       The Company also offers postretirement benefits to certain employees providing life insurance, medical benefits and, for a closed group of employees, free rail travel benefits during retirement. These postretirement benefits are funded as they become due. The information in the tables that follow pertains to all of the Company's defined benefit plans. However, the following descriptions relate solely to the Company's main pension plan, the CN Pension Plan, unless otherwise specified.

A.       Description of the CN Pension Plan

The CN Pension Plan is a contributory defined benefit pension plan that covers the majority of CN employees. It provides for pensions based mainly on years of service and final average pensionable earnings and is generally applicable from the first day of employment. Indexation of pensions is provided after retirement through a gain/loss sharing mechanism, subject to guaranteed minimum increases. An independent trust company is the Trustee of the Company's pension trust funds (including the CN Pension Trust Fund). As Trustee, the trust company performs certain duties, which include holding legal title to the assets of the CN Pension Trust Fund and ensuring that the Company, as Administrator, complies with the provisions of the CN Pension Plan and the related legislation. The Company utilizes a measurement date of December 31 for the CN Pension Plan.

B.       Funding policy

Employee contributions to the CN Pension Plan are determined by the plan rules. Company contributions are in accordance with the requirements of the Government of Canada legislation, The Pension Benefits Standards Act, 1985, including amendments thereto, and are determined by actuarial valuations. Due to recent legislative changes, actuarial valuations will be required on an annual basis effective for years ending on or after December 31, 2011 for all Canadian plans, or when deemed appropriate by the Office of the Superintendent of Financial Institutions (OSFI). These actuarial valuations are prepared in accordance with legislative requirements and with the recommendations of the Canadian Institute of Actuaries for the valuation of pension plans. The most recently filed actuarial valuation of the CN Pension Plan was conducted as at December 31, 2008 and indicated a funding excess on a going concern and solvency basis. The Company's next actuarial valuation required as at December 31, 2011 will be performed in 2012. While this actuarial valuation is expected to identify a going concern surplus of approximately $1 billion, on a solvency basis a funding deficit of approximately $1.4 billion is expected due to the level of interest rates applicable during that measurement period and the pension plan asset returns. The federal pension legislation requires funding deficits, as calculated under current pension regulations, to be paid over a number of years. Actuarial valuations are also required annually for the Company's U.S. pension plans.

       In 2011, in anticipation of its future funding requirements, the Company made voluntary contributions of $350 million in excess of the required contributions mainly to strengthen the financial position of its main pension plan, the CN Pension Plan. The Company has been advised by the OSFI that this contribution can be treated as a prepayment against its 2012 pension deficit funding requirements. As a result, the Company's cash contributions for 2012 are expected to be in the range of approximately $275 million to $575 million for all its pension plans and include an voluntary contribution of approximately $150 million to $450 million. As at February 3, 2012, the Company contributed $250 million to its defined benefit pension plans including a $150 million additional contribution.

C.       Plan assets

The assets of the Company's various plans are held in separate trust funds which are diversified by asset type, country and investment strategies. Each year, the CN Board of Directors reviews and confirms or amends the Statement of Investment Policies and Procedures (SIPP) which includes the plans' long-term asset class mix and related benchmark indices (Policy). This Policy is based on a long-term forward-looking view of the world economy, the dynamics of the plans' benefit liabilities, the market return expectations of each asset class and the current state of financial markets. The Policy mix in 2011 was: 2% cash and short-term investments, 38% bonds, 47% equities, 4% real estate, 5% oil and gas and 4% infrastructure assets.

       Annually, the CN Investment Division, a division of the Company created to invest and administer the assets of the plans, proposes a short-term asset mix target (Strategy) for the coming year, which is expected to differ from the Policy, because of current economic and market conditions and expectations. The Investment Committee of the Board (Committee) regularly compares the actual asset mix to the Policy and Strategy asset mixes and evaluates the actual performance of the trust funds in relation to the performance of the Policy, calculated using Policy asset mix and the performance of the benchmark indices.

       The Committee's approval is required for all major investments in illiquid securities. The SIPP allows for the use of derivative financial instruments to implement strategies or to hedge or adjust existing or anticipated exposures. The SIPP prohibits investments in securities of the Company or its subsidiaries. Investments held in the trust funds consist mainly of the following:

  Cash, short-term investments and bonds consist primarily of highly liquid securities which ensure adequate cash flows are available to cover near-term benefit payments. Short-term securities are almost exclusively obligations issued by Canadian chartered banks. As at December 31 2011, 93% of bonds were issued or guaranteed by Canadian, U.S. or other governments.
  Mortgages consist of mortgage products which are primarily conventional or participating loans secured by commercial properties and publicly traded REITs (Real Estate Investment Trust).
  Equity investments are well diversified by country, issuer and industry sector. The most significant allocation either to an individual issuer or industry sector was approximately 4% and 21%, respectively, in 2011.
  Real estate is a diversified portfolio of Canadian land and commercial properties.
  Oil and gas investments include petroleum and natural gas properties operated by the trusts' wholly-owned subsidiaries and Canadian marketable securities.
  Infrastructure investments are publically traded trust units, participations in private infrastructure funds and public debt and equity securities of infrastructure and utility companies.
  Absolute return investments are a portfolio of units of externally managed hedge funds.

The plans' investment manager monitors market events and exposures to markets, currencies and interest rates daily. When investing in foreign securities, the plans are exposed to foreign currency risk that may be adjusted or hedged; the effect of which is included in the valuation of the foreign securities. Net of the effects mentioned above, the plans were 71% exposed to the Canadian dollar, 7% to European currencies, 11% to the US dollar and 11% to various other currencies as at December 31, 2011. Interest rate risk represents the risk that the fair value of the investments will fluctuate due to changes in market interest rates. Sensitivity to interest rates is a function of the timing and amount of cash flows of the assets and liabilities of the plans. To manage credit risk, established policies require dealing with counterparties considered to be of high credit quality. Derivatives are used from time to time to adjust asset mix or exposures to foreign currencies, interest rate or market risks of the portfolio or anticipated transactions. Derivatives are contractual agreements whose value is derived from interest rates, foreign exchange rates, equity or commodity prices. When derivatives are used for hedging purposes, the gains or losses on the derivatives are offset by a corresponding change in the value of the hedged assets. Derivatives may include forwards, futures, swaps and options.

       The tables on the following page present the fair value of plan assets excluding the economic exposure of derivatives as at December 31, 2011 and 2010 by asset class, their level within the fair value hierarchy and the valuation techniques and inputs used to measure such fair value.

In millions, unless otherwise indicated			Fair value measurements at December 31, 2011
Asset class	Total	Percentage of total assets	Level 1	Level 2	Level 3
Cash and short-term investments (1)	$1,026	7.0%	$21	$1,005	$-
Bonds (2)
Canada and supranational	1,650	11.2%	-	1,650	-
Provinces of Canada	1,937	13.1%	-	1,937	-
Emerging market debt	288	2.0%	-	288	-
Mortgages (3)	178	1.2%	8	170	-
Equities (4)
Canadian	2,395	16.3%	2,373	-	22
U.S.	1,125	7.6%	1,087	38	-
International	2,712	18.4%	2,680	32	-
Real estate (5)	214	1.5%	-	-	214
Oil and gas (6)	1,232	8.4%	343	-	889
Infrastructure (7)	707	4.8%	9	79	619
Absolute return (8)				-	-
Multi-strategy funds	358	2.4%	-	358	-
Fixed income funds	214	1.5%	-	214	-
Equity funds	260	1.8%	-	260	-
Global macro funds	368	2.5%	-	368	-
	$14,664	99.7%	$6,521	$6,399	$1,744
Other (9)	55	0.3%
Total plan assets	$14,719	100%

In millions, unless otherwise indicated			Fair value measurements at December 31, 2010
Asset class	Total	Percentage of total assets	Level 1	Level 2	Level 3
Cash and short-term investments (1)	$429	2.8%	$429	$-	$-
Bonds (2)
Canada and supranational	2,013	13.3%	-	2,013	-
Provinces of Canada	1,292	8.6%	-	1,292	-
Corporate	92	0.6%	-	92	-
Emerging market debt	318	2.1%	-	318	-
Mortgages (3)	205	1.4%	30	175	-
Equities (4)
Canadian	3,228	21.4%	3,204	-	24
U.S.	1,316	8.7%	1,316	-	-
International	3,076	20.4%	3,076	-	-
Real estate (5)	318	2.1%	-	-	318
Oil and gas (6)	1,141	7.6%	289	-	852
Infrastructure (7)	607	4.0%	29	85	493
Absolute return (8)
Multi-strategy funds	311	2.1%	-	106	205
Fixed income funds	197	1.3%	-	197	-
Commodity funds	75	0.5%	-	75	-
Equity funds	148	1.0%	-	147	1
Global macro funds	292	1.9%	-	292	-
	$15,058	99.8%	$8,373	$4,792	$1,893
Other (9)	34	0.2%
Total plan assets	$15,092	100%
Level 1: Fair value based on quoted prices in active markets for identical assets
Level 2: Fair value based on significant observable inputs
Level 3: Fair value based on significant unobservable inputs			Footnotes to the tables follow on the next page

The following table reconciles the beginning and ending balances of the fair value of investments classified as Level 3.

	Fair value measurements using significant unobservable inputs (Level 3)						Additional information (10)
							Infra- stracture hedged	Absolute return hedged
In millions	Equities (4)	Real estate (5)	Oil and gas (6)	Infrastructure (7)	Absolute return (8)	Total
Beginning balance at
December 31, 2009	$18	$266	$752	$449	$182	$1,667	$449	$182
Actual return relating to assets still held at the reporting date	3	32	90	19	(11)	133	46	-
Purchases, sales and settlements	3	(14)	(48)	25	109	75	1	99
Transfers in and/or out of Level 3	-	34	58	-	(74)	18	-	(74)
Balance at
December 31, 2010	$24	$318	$852	$493	$206	$1,893	$496	$207
Actual return relating to assets still held at the reporting date	2	58	90	74	(7)	217	63	(8)
Purchases, sales and settlements	(4)	(162)	(53)	52	(1)	(168)	62	(1)
Transfers in and/or out of Level 3	-	-	-	-	(198)	(198)	-	(198)
Ending balance at
December 31, 2011	$22	$214	$889	$619	$-	$1,744	$621	$-

(1)	Short-term investments consist primarily of securities issued by Canadian chartered banks. Such investments are valued at cost, which approximates fair value.
(2)	Bonds are valued using prices obtained from independent pricing data suppliers, predominantly TSX Inc. When prices are not available from independent sources, the bond is valued by comparison to prices obtained for a bond of similar interest rate, maturity and risk.
(3)	Mortgages are secured by real estate. The fair value measurement of $170 million ($175 million in 2010) of mortgages categorized as Level 2 is based on current market yields of financial instruments of similar maturity, coupon and risk factors. Mortgages denominated in foreign currencies are fully hedged back to the Canadian dollar, the effects of which are reflected in the values presented in the tables above.

(4)	The fair value of equity investments of $22 million ($24 million in 2010) categorized as Level 3 represent units in private equity funds which are valued by their administrators.
(5)	The fair value of real estate investments of $214 million ($318 million in 2010) includes land and buildings classified as Level 3. Land is valued based on the fair value of comparable assets, and buildings are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of land and buildings are performed triennially.
(6)	The fair value of oil and gas investments of $889 million ($852 million in 2010) classified as Level 3 is valued based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. The future net cash flows are based on forecasted oil and gas prices and projected future annual production and costs.
(7)	Infrastructure funds consist of $9 million ($29 million in 2010) of trust units that are publicly traded and classified as Level 1, $79 million ($85 million in 2010) of bank loans and bonds issued by infrastructure companies classified as Level 2 and $619 million ($493 million in 2010) of infrastructure funds that are classified as Level 3 and are valued based on earnings multiples. Infrastructure funds cannot be redeemed; distributions will be received from the funds as the underlying investments are liquidated. Infrastructure funds denominated in foreign currencies are fully hedged back to the Canadian dollar, the effects of which are reflected in the values presented in the additional information table presented above.
(8)	Absolute return investments are valued using the net asset value as reported by the fund administrators. All hedge fund investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days. Hedge fund investments that have redemption dates less frequent than every four months or that have restrictions on contractual redemption features at the reporting date are classified as Level 3. During the year, absolute return investments having a fair value of $198 million (nil in 2010) were transferred from Level 3 to Level 2 as the restrictions on redemption were lifted.

(9)	Other consists of net operating assets required to administer the trust funds' investment assets and the plans' benefit and funding activities. Such assets are valued at cost and have not been assigned to a fair value category.

(10)	This additional information demonstrates the fair value of the infrastructure and absolute return funds after considering the effects of foreign currency hedges.

D. Additional disclosures

(i) Obligations and funded status

		Pensions		Other postretirement benefits
In millions	Year ended December 31,	2011	2010	2011	2010

Change in benefit obligation
Projected benefit obligation at beginning of year		$14,895	$13,708	$283	$268
Amendments		27	5	1	-
Interest cost		788	837	14	16
Actuarial loss (gain)		577	1,118	(2)	22
Service cost		124	99	4	3
Curtailment gain		-	-	(1)	(1)
Plan participants’ contributions		54	50	-	-
Foreign currency changes		5	(12)	3	(6)
Benefit payments, settlements and transfers		(922)	(910)	(18)	(19)
Projected benefit obligation at end of year		$15,548	$14,895	$284	$283

Component representing future salary increases		(437)	(439)	-	-
Accumulated benefit obligation at end of year		$15,111	$14,456	$284	$283

Change in plan assets
Fair value of plan assets at beginning of year		$15,092	$14,332	$-	$-
Employer contributions		458	411	-	-
Plan participants’ contributions		54	50	-	-
Foreign currency changes		1	(8)	-	-
Actual return on plan assets		36	1,217	-	-
Benefit payments, settlements and transfers		(922)	(910)	-	-
Fair value of plan assets at end of year		$14,719	$15,092	$-	$-

Funded status (Excess (deficiency) of fair value of plan assets over
projected benefit obligation at end of year)		$(829)	$197	$(284)	$(283)

Measurement date for all plans is December 31.
The projected benefit obligation and fair value of plan assets for the CN Pension Plan at December 31, 2011 were $14,514 million and $13,992 million respectively ($13,941 million and $14,343 million, respectively, at December 31, 2010).

(ii) Amounts recognized in the Consolidated Balance Sheet
		Pensions		Other postretirement benefits
In millions	December 31,	2011	2010	2011	2010

Noncurrent assets (Note 6)		$-	$442	$-	$-
Current liabilities (Note 7)		-	-	(18)	(18)
Noncurrent liabilities		(829)	(245)	(266)	(265)
Total amount recognized		$(829)	$197	$(284)	$(283)

(iii) Amounts recognized in Accumulated other comprehensive loss (Note 19)
		Pensions		Other postretirement benefits
In millions	December 31,	2011	2010	2011	2010
Net actuarial gain (loss)		$(2,720)	$(1,185)	$3	$1
Prior service cost		$(30)	$(5)	$(3)	$(4)

(iv) Information for the pension plans with an accumulated benefit obligation in excess of plan assets
		Pensions		Other postretirement benefits
In millions	December 31,	2011	2010	2011	2010
Projected benefit obligation		$15,015	$436	N/A	N/A
Accumulated benefit obligation		$14,606	$386	N/A	N/A
Fair value of plan assets		$14,191	$191	N/A	N/A

(v) Components of net periodic benefit cost (income)
		Pensions			Other postretirement benefits
In millions	Year ended December 31,	2011	2010	2009	2011	2010	2009
Service cost		$124	$99	$83	$4	$3	$3
Interest cost		788	837	885	14	16	17
Curtailment gain		-	-	-	(1)	(1)	(3)
Settlement loss		3	-	-	-	-	-
Expected return on plan assets		(1,005)	(1,009)	(1,007)	-	-	-
Amortization of prior service cost		2	-	-	2	2	5
Recognized net actuarial loss (gain)		8	3	5	-	(2)	(3)
Net periodic benefit cost (income)		$(80)	$(70)	$(34)	$19	$18	$19

The estimated prior service cost and net actuarial loss for defined benefit pension plans that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost (income) over the next fiscal year are $4 million and $123 million, respectively.
The estimated prior service cost and net actuarial gain for other postretirement benefits that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost (income) over the next fiscal year are $2 million and nil, respectively.

(vi) Weighted-average assumptions used in accounting for pensions and other postretirement benefits
		Pensions			Other postretirement benefits
	December 31,	2011	2010	2009	2011	2010	2009

To determine projected benefit obligation
Discount rate (1)		4.84%	5.32%	6.19%	4.70%	5.29%	6.01%
Rate of compensation increase (2)		3.25%	3.50%	3.50%	3.25%	3.50%	3.50%

To determine net periodic benefit cost
Discount rate (1)		5.32%	6.19%	7.42%	5.29%	6.01%	6.84%
Rate of compensation increase (2)		3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Expected return on plan assets (3)		7.50%	7.75%	7.75%	N/A	N/A	N/A

(1)				The Company’s discount rate assumption, which is set annually at the end of each year, is used to determine the projected benefit obligation at the end of the year and the net periodic benefit cost for the following year. The discount rate is used to measure the single amount that, if invested at the measurement date in a portfolio of high-quality debt instruments with a rating of AA or better, would provide the necessary cash flows to pay for pension benefits as they become due. The discount rate is determined by management with the aid of third-party actuaries. The Company’s methodology for determining the discount rate is based on a zero-coupon bond yield curve, which is derived from semi-annual bond yields provided by a third party. The portfolio of hypothetical zero-coupon bonds is expected to generate cash flows that match the estimated future benefit payments of the plans as the bond rate for each maturity year is applied to the plans’ corresponding expected benefit payments of that year.
(2)				The rate of compensation increase is determined by the Company based upon its long-term plans for such increases.
(3)				To develop its expected long-term rate of return assumption used in the calculation of net periodic benefit cost applicable to the market-related value of assets, the Company considers multiple factors. The expected long-term rate of return is determined based on expected future performance for each asset class and is weighted based on the current asset portfolio mix. Consideration is taken of the historical performance, the premium return generated from an actively managed portfolio, as well as current and future anticipated asset allocations, economic developments, inflation rates and administrative expenses. Based on these factors, the rate is determined by the Company. For 2011, the Company used a long-term rate of return assumption of 7.50% on the market-related value of plan assets to compute net periodic benefit cost. The Company has elected to use a market-related value of assets, whereby realized and unrealized gains/losses and appreciation/depreciation in the value of the investments are recognized over a period of five years, while investment income is recognized immediately. Effective January 1, 2012 the Company will reduce the expected long-term rate of return on plan assets from 7.50% to 7.25% to reflect management's current view of long term investment returns. The effect of this change in management's assumption will be to increase net periodic benefit cost by approximately $20 million.

(vii) Health care cost trend rate for other postretirement benefits
For measurement purposes, increases in the per capita cost of covered health care benefits were assumed to be 10% and 9% for 2011 and 2012, respectively. It is assumed that the rate will decrease gradually to 4.5% in 2028 and remain at that level thereafter.
Assumed health care costs have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in the assumed health care cost trend rate would have the following effect:

In millions					One-percentage-point
						Increase	Decrease
Effect on total service and interest costs						$1	$(1)
Effect on benefit obligation						$16	$(14)

(viii) Estimated future benefit payments

In millions				Pensions		Other postretirement benefits
2012				$973			$18
2013				$996			$18
2014				$1,018			$19
2015				$1,040			$19
2016				$1,060			$19
Years 2017 to 2021				$5,444			$98

E. Defined contribution and other plans

The Company maintains defined contribution pension plans for certain salaried employees as well as certain employees covered by collective bargaining agreements. The Company also maintains other plans including Section 401(k) savings plans for certain U.S. based employees. The Company's contributions under these plans are expensed as incurred and amounted to $10 million, $16 million and $8 million for 2011, 2010 and 2009, respectively.

F. Contributions to multi-employer plan

Under collective bargaining agreements, the Company participates in a multiemployer benefit plan named the Railroad Employees National Early Retirement Major Medical Benefit Plan which is administered by the National Carriers' Conference Committee (NCCC), and provides certain postretirement health care benefits to certain retirees. The Company's contributions under this plan are expensed as incurred and amounted to $11 million, $10 million and $8 million in 2011, 2010 and 2009, respectively. The annual contribution rate for the plan is determined by the NCCC and for 2011 was $164.41 per month per active employee ($155.96 in 2010). The plan covered 846 retirees in 2011 (716 in 2010).

Other income	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Other income

13 – Other income

In millions		Year ended December 31,	2011	2010	2009

Gain on disposals of properties	(1)		$ 348	157	226
Gain on disposal of land			30	20	12
Investment income			3	5	7
Other			20	30	22
Total other income			$ 401	$ 212	$ 267
(1)	2011 includes $60 million and $288 million for the disposal of substantially all of the assets of ICRMT and of a segment of the Company's Kingston subdivision known as the Lakeshore East, respectively, 2010 includes $152 million for the sale of a portion of the property known as the Oakville subdivision and 2009 includes $69 million and $157 million for the sales of the Lower Newmarket and Weston subdivisions, respectively. See Note 5 - Properties.

Income Taxes	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Income taxes

14 – Income taxes

As at December 31, 2011, Deferred and receivable income taxes include a net deferred income tax asset of $46 million ($53 million as at December 31, 2010) and an income tax receivable of $76 million (nil as at December 31, 2010).

       The Company's consolidated effective income tax rate differs from the Canadian, or domestic, statutory Federal tax rate. The effective tax rate is affected by recurring items such as tax rates in provincial, U.S. federal, state and other foreign jurisdictions and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments and lower tax rates on capital dispositions that may occur in any given year. The reconciliation of income tax expense is as follows:

In millions	Year ended December 31,	2011	2010	2009

Federal tax rate		16.5%	18.0%	19.0%

Income tax expense at the statutory Federal tax rate		$(554)	$(518)	$(430)

Income tax (expense) recovery resulting from:
Provincial and foreign taxes		(360)	(308)	(213)
Deferred income tax adjustments due to rate enactments		(40)	-	126
Gain on disposals		62	32	42
Other (1)		(7)	22	68
Income tax expense		$(899)	$(772)	$(407)
Cash payments for income taxes		$482	$214	$245
(1)	Comprises adjustments relating to the resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, and other items.

       The following table provides tax information on a domestic and foreign basis:

In millions	Year ended December 31,	2011	2010	2009

Income before income taxes
Domestic		$2,464	$2,052	$1,738
Foreign		892	824	523
		$3,356	$2,876	$2,261

Current income tax expense
Domestic		$(340)	$(306)	$(244)
Foreign		(28)	(48)	(25)
		$(368)	$(354)	$(269)

Deferred income tax expense
Domestic		$(288)	$(248)	$(58)
Foreign		(243)	(170)	(80)
		$(531)	$(418)	$(138)

Significant components of deferred income tax assets and liabilities are as follows:

In millions	December 31,	2011	2010

Deferred income tax assets
Pension liability		$226	$-
Personal injury claims and other reserves		134	155
Other postretirement benefits liability		85	88
Net operating losses and tax credit carryforwards (1)		5	11
Total deferred income tax assets		450	254
Deferred income tax liabilities
Properties		5,618	5,129
Net pension asset		-	41
Other		119	183
Total deferred income tax liabilities		5,737	5,353
Total net deferred income tax liability		$5,287	$5,099

Total net deferred income tax liability
Domestic		$2,046	$2,162
Foreign		3,241	2,937
		$5,287	$5,099
Total net deferred income tax liability		$5,287	$5,099
Net current deferred income tax asset		46	53
Net noncurrent deferred income tax liability		$5,333	$5,152
(1)	Net operating losses and tax credit carryforwards will expire between the years 2014 and 2031.

On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependant upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities including the available carryback and carryforward periods, projected future taxable income, and tax planning strategies in making this assessment. As at December 31, 2011, in order to fully realize all of the deferred income tax assets, the Company will need to generate future taxable income of approximately $1.6 billion and, based upon the level of historical taxable income and projections of future taxable income over the periods in which the deferred income tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. Management has assessed the impacts of the current economic environment and concluded there are no significant impacts to its assertions for the realization of deferred income tax assets. The Company has not recognized a deferred income tax asset ($280 million as at December 31, 2011) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its permanent investment in foreign subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.

       The Company recognized tax credits of $1 million in each of 2011 and 2010, and $6 million in 2009 for eligible research and development expenditures, which reduced the cost of properties.

The following table provides a reconciliation of unrecognized tax benefits on the Company's domestic and foreign tax positions:

In millions	Year ended December 31,	2011	2010	2009

Gross unrecognized tax benefits at beginning of year		$57	$83	$79
Increases for:
Tax positions related to the current year		1	4	11
Tax positions related to prior years		11	5	4

Decreases for:
Tax positions related to prior years		-	(31)	(2)
Settlements		(21)	-	(2)
Lapse of the applicable statute of limitations		(2)	(4)	(7)
Gross unrecognized tax benefits at end of year		$46	$57	$83
Adjustments to reflect tax treaties and other arrangements		(11)	(27)	(46)
Net unrecognized tax benefits at end of year		$35	$30	$37

As at December 31, 2011, the total amount of gross unrecognized tax benefits was $46 million, before considering tax treaties and other arrangements between taxation authorities. If recognized, all of the net unrecognized tax benefits as at December 31, 2011 would affect the effective tax rate. The Company believes that it is reasonably possible that approximately $16 million of the net unrecognized tax benefits as at December 31, 2011 related to various federal, state, and provincial income tax matters, each of which are individually insignificant, may be recognized over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in Income tax expense in the Company's Consolidated Statement of Income. The Company recognized approximately $4 million, $5 million and $4 million in accrued interest and penalties during the years ended December 31, 2011, 2010 and 2009, respectively. The Company had approximately $13 million and $19 million of accrued interest and penalties as at December 31, 2011 and 2010, respectively.

In Canada, the Company's federal income tax returns filed for the years 2007 to 2010 and the provincial income tax returns filed for the years 2006 to 2010 remain subject to examination by the taxation authorities. In the second quarter of 2011, the taxation authorities commenced examinations of the Company's federal income tax returns for 2007 and 2008 which are expected to be completed during 2012. Current on-going examinations on specific tax positions taken for federal and provincial income tax returns filed for the 2006 year are also expected to be completed during 2012. In the U.S., both the federal and state income tax returns filed for the years 2007 to 2010 remain subject to examination by the taxation authorities. In the fourth quarter of 2011, the taxation authorities commenced examinations of the Company's Indiana state income tax returns for 2008 to 2010 which are expected to be completed during 2012. Current on-going examinations of the Company's Wisconsin state income tax returns for 2003 to 2006 are also expected to be completed during 2012. The Company does not anticipate any significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.

Segmented Information	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Segmented information

15 – Segmented information

The Company manages its operations as one business segment over a single network that spans vast geographic distances and territories, with operations in Canada and the United States. Financial information reported at this level, such as revenues, operating income, and cash flow from operations, is used by corporate management, including the Company's chief operating decision-maker, in evaluating financial and operational performance and allocating resources across CN's network.

       The Company's strategic initiatives, which drive its operational direction, are developed and managed centrally by corporate management and are communicated to its regional activity centers (the Western Region, Eastern Region and Southern Region). Corporate management is responsible for, among others, CN's marketing strategy, the management of large customer accounts, overall planning and control of infrastructure and rolling stock, the allocation of resources, and other functions such as financial planning, accounting and treasury.

       The role of each region is to manage the day-to-day service requirements within their respective territories and control direct costs incurred locally. Such cost control is required to ensure that pre-established efficiency standards set at the corporate level are met. The regions execute the overall corporate strategy and operating plan established by corporate management, as their management of throughput and control of direct costs does not serve as the platform for the Company's decision-making process. Approximately 90% of the Company's freight revenues are from national accounts for which freight traffic spans North America and touches various commodity groups. As a result, the Company does not manage revenues on a regional basis since a large number of the movements originate in one region and pass through and/or terminate in another region.

       The regions also demonstrate common characteristics in each of the following areas:

  each region's sole business activity is the transportation of freight over the Company's extensive rail network;
  the regions service national accounts that extend over the Company's various commodity groups and across its rail network;
  the services offered by the Company stem predominantly from the transportation of freight by rail with the goal of optimizing the rail network as a whole;
  the Company and its subsidiaries, not its regions, are subject to single regulatory regimes in both Canada and the U.S.

       For the reasons mentioned herein, the Company reports as one operating segment.

The following tables provide information by geographic area:

In millions	Year ended December 31,	2011	2010	2009

Revenues (1)
Canada		$6,169	$5,630	$4,971
U.S.		2,859	2,667	2,396
		$9,028	$8,297	$7,367
(1)	For the years ended December 31, 2011, 2010 and 2009, the largest customer represented approximately 3% of total revenues for each year.

In millions	Year ended December 31,	2011	2010	2009

Net income
Canada		$1,836	$1,498	$1,436
U.S.		621	606	418
		$2,457	$2,104	$1,854

In millions	December 31,	2011	2010

Properties
Canada		$13,824	$13,312
U.S.		10,093	9,605
		$23,917	$22,917

Earnings per share	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Earnings per share

16 – Earnings per share

	Year ended December 31,	2011	2010	2009

Basic earnings per share		$5.45	$4.51	$3.95
Diluted earnings per share		$5.41	$4.48	$3.92

The following table provides a reconciliation between basic and diluted earnings per share:

In millions	Year ended December 31,	2011	2010	2009

Net income		$2,457	$2,104	$1,854

Weighted-average shares outstanding		451.1	466.3	469.2
Effect of stock options		3.3	3.8	4.3
Weighted-average diluted shares outstanding		454.4	470.1	473.5

Basic earnings per share are calculated based on the weighted-average number of common shares outstanding over each period. Diluted earnings per share are calculated based on the weighted-average diluted shares outstanding using the treasury stock method, which assumes that any proceeds received from the exercise of in-the-money stock options would be used to purchase common shares at the average market price for the period. For the years ended December 31, 2011, 2010 and 2009, the weighted-average number of stock options that were not included in the calculation of diluted earnings per share, as their inclusion would have had an anti-dilutive impact, were 0.1 million, nil and 0.4 million, respectively.

Major commitments and contingencies	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Major commitments and contingencies

17 – Major commitments and contingencies

A. Leases

The Company has operating and capital leases, mainly for locomotives, freight cars and intermodal equipment. Of the capital leases, many provide the option to purchase the leased items at fixed values during or at the end of the lease term. As at December 31, 2011, the Company's commitments under these operating and capital leases were $665 million and $1,254 million, respectively. Minimum rental payments for operating leases having initial non-cancelable lease terms of more than one year and minimum lease payments for capital leases in each of the next five years and thereafter are as follows:

In millions	Operating	Capital

2012	$128	$99
2013	103	151
2014	76	270
2015	61	109
2016	45	297
2017 and thereafter	252	328
	$665	1,254
Less: imputed interest on capital leases at rates ranging from approximately 0.7% to 11.8%		299
Present value of minimum lease payments included in debt		$955

The Company also has operating lease agreements for its automotive fleet with one-year non-cancelable terms for which its practice is to renew monthly thereafter. The estimated annual rental payments for such leases are approximately $30 million and generally extend over five years.

       Rent expense for all operating leases was $143 million, $176 million and $213 million for the years ended December 31, 2011, 2010 and 2009, respectively. Contingent rentals and sublease rentals were not significant.

B. Commitments

As at December 31, 2011, the Company had commitments to acquire railroad ties, rail, freight cars, locomotives, and other equipment and services, as well as outstanding information technology service contracts and licenses, at an aggregate cost of $727 million ($740 million as at December 31, 2010). The Company also has remaining estimated commitments in relation to the acquisition of the principal lines of the former Elgin, Joliet and Eastern Railway Company of approximately $130 million to be spent over the next few years for railroad infrastructure improvements, grade separation projects, as well as commitments under a series of agreements with individual communities and a comprehensive voluntary mitigation program established to address surrounding municipalities' concerns. The commitment for the grade separation projects is based on estimated costs provided by the STB at the time of acquisition and could be subject to adjustment. In addition, remaining implementation costs associated with the U.S. federal government legislative requirement to implement positive train control (PTC) by 2015 are estimated to be approximately $193 million (US$190 million). The Company also has agreements with fuel suppliers to purchase approximately 61% of its estimated 2012 volume, 41% of its anticipated 2013 volume and 11% of its anticipated 2014 volume at market prices prevailing on the date of the purchase.

C. Contingencies

In the normal course of business, the Company becomes involved in various legal actions seeking compensatory and occasionally punitive damages, including actions brought on behalf of various purported classes of claimants and claims relating to employee and third-party personal injuries, occupational disease and property damage, arising out of harm to individuals or property allegedly caused by, but not limited to, derailments or other accidents.

Canada

Employee injuries are governed by the workers' compensation legislation in each province whereby employees may be awarded either a lump sum or future stream of payments depending on the nature and severity of the injury. As such, the provision for employee injury claims is discounted. In the provinces where the Company is self-insured, costs related to employee work-related injuries are accounted for based on actuarially developed estimates of the ultimate cost associated with such injuries, including compensation, health care and third-party administration costs. A comprehensive actuarial study is generally performed at least on a triennial basis. For all other legal actions, the Company maintains, and regularly updates on a case-by-case basis, provisions for such items when the expected loss is both probable and can be reasonably estimated based on currently available information.

As at December 31, 2011, 2010 and 2009, the Company's provision for personal injury and other claims in Canada was as follows:

In millions	2011	2010	2009
Balance January 1	$200	$178	$189
Accruals and other	31	59	48
Payments	(32)	(37)	(59)
Balance December 31	$199	$200	$178

Current portion - Balance December 31	$39	$39	$34

United States

Personal injury claims by the Company's employees, including claims alleging occupational disease and work-related injuries, are subject to the provisions of the Federal Employers' Liability Act (FELA). Employees are compensated under FELA for damages assessed based on a finding of fault through the U.S. jury system or through individual settlements. As such, the provision is undiscounted. With limited exceptions where claims are evaluated on a case-by-case basis, the Company follows an actuarial-based approach and accrues the expected cost for personal injury, including asserted and unasserted occupational disease claims, and property damage claims, based on actuarial estimates of their ultimate cost. A comprehensive actuarial study is performed annually.

For employee work-related injuries, including asserted occupational disease claims, and third-party claims, including grade crossing, trespasser and property damage claims, the actuarial valuation considers, among other factors, CN's historical patterns of claims filings and payments. For unasserted occupational disease claims, the actuarial study includes the projection of CN's experience into the future considering the potentially exposed population. The Company adjusts its liability based upon management's assessment and the results of the study. On an ongoing basis, management reviews and compares the assumptions inherent in the latest actuarial study with the current claim experience and, if required, adjustments to the liability are recorded.

Due to the inherent uncertainty involved in projecting future events, including events related to occupational diseases, which include but are not limited to, the timing and number of actual claims, the average cost per claim and the legislative and judicial environment, the Company's future payments may differ from current amounts recorded.

       External actuarial studies reflecting favorable claims development over recent years have supported net reductions to the Company's provision for U.S. personal injury and other claims of $6 million, $19 million and $60 million in 2011, 2010 and 2009, respectively. The reductions were mainly attributable to decreases in the Company's estimates of unasserted claims and costs related to asserted claims as a result of its ongoing risk mitigation strategy focused on reducing the frequency and severity of claims through injury prevention and containment; mitigation of claims; and lower settlements for existing claims.

              As at December 31, 2011, 2010 and 2009, the Company's provision for personal injury and other claims in the U.S. was as follows:

In millions	2011	2010	2009
Balance January 1	$146	$166	$265
Accruals and other	30	7	(46)
Payments	(65)	(27)	(53)
Balance December 31	$111	$146	$166

Current portion - Balance December 31	$45	$44	$72

Although the Company considers such provisions to be adequate for all its outstanding and pending claims, the final outcome with respect to actions outstanding or pending at December 31, 2011, or with respect to future claims, cannot be reasonably determined. When establishing provisions for contingent litigation, the Company considers, where a probable loss estimate cannot be made with reasonable certainty, a range of potential probable losses for each such matter, and records the amount it considers the most reasonable estimate within the range. However, when no amount within the range is a better estimate than any other amount, the minimum amount in the range is accrued. For matters where a loss is reasonably possible but not probable, a range of potential losses could not be estimated due to various factors which may include the limited availability of facts, the lack of demand for specific damages and the fact that proceedings were at an early stage. Based on information currently available, the Company believes that the eventual outcome of the actions against the Company will not, individually or in the aggregate, have a material adverse effect on the Company's consolidated financial position. However, due to the inherent inability to predict with certainty unforeseeable future developments, there can be no assurance that the ultimate resolution of these actions will not have a material adverse effect on the Company's results of operations, financial position or liquidity in a particular quarter or fiscal year.

D. Environmental matters

The Company's operations are subject to numerous federal, provincial, state, municipal and local environmental laws and regulations in Canada and the United States concerning, among other things, emissions into the air; discharges into waters; the generation, handling, storage, transportation, treatment and disposal of waste, hazardous substances, and other materials; decommissioning of underground and aboveground storage tanks; and soil and groundwater contamination. A risk of environmental liability is inherent in railroad and related transportation operations; real estate ownership, operation or control; and other commercial activities of the Company with respect to both current and past operations.

Known existing environmental concerns

The Company has identified approximately 310 sites at which it is or may be liable for remediation costs, in some cases along with other potentially responsible parties, associated with alleged contamination and is subject to environmental clean-up and enforcement actions, including those imposed by the United States Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), also known as the Superfund law, or analogous state laws. CERCLA and similar state laws, in addition to other similar Canadian and U.S. laws, generally impose joint and several liability for clean-up and enforcement costs on current and former owners and operators of a site, as well as those whose waste is disposed of at the site, without regard to fault or the legality of the original conduct. The Company has been notified that it is a potentially responsible party for study and clean-up costs at approximately 10 sites governed by the Superfund law (and analogous state laws) for which investigation and remediation payments are or will be made or are yet to be determined and, in many instances, is one of several potentially responsible parties.

        The ultimate cost of addressing these known contaminated sites cannot be definitely established given that the estimated environmental liability for any given site may vary depending on the nature and extent of the contamination; the nature of anticipated response actions, taking into account the available clean-up techniques; evolving regulatory standards governing environmental liability; and the number of potentially responsible parties and their financial viability. As a result, liabilities are recorded based on the results of a four-phase assessment conducted on a site-by-site basis. A liability is initially recorded when environmental assessments occur, remedial efforts are probable, and when the costs, based on a specific plan of action in terms of the technology to be used and the extent of the corrective action required, can be reasonably estimated. The Company estimates the costs related to a particular site using cost scenarios established by external consultants based on the extent of contamination and expected costs for remedial efforts. In the case of multiple parties, the Company accrues its allocable share of liability taking into account the Company's alleged responsibility, the number of potentially responsible parties and their ability to pay their respective share of the liability. Adjustments to initial estimates are recorded as additional information becomes available.

The Company's provision for specific environmental sites is undiscounted and includes costs for remediation and restoration of sites, as well as monitoring costs. Environmental accruals, which are classified as Casualty and other in the Consolidated Statement of Income, include amounts for newly identified sites or contaminants as well as adjustments to initial estimates. Recoveries of environmental remediation costs from other parties are recorded as assets when their receipt is deemed probable.

As at December 31, 2011, 2010 and 2009, the Company's provision for specific environmental sites was as follows:

In millions	2011	2010	2009
Balance January 1	$150	$103	$125
Accruals and other	17	67	(7)
Payments	(15)	(20)	(15)
Balance December 31	$152	$150	$103

Current portion - Balance December 31	$63	$34	$38

The Company anticipates that the majority of the liability at December 31, 2011 will be paid out over the next five years. However, some costs may be paid out over a longer period. The Company expects to partly recover certain accrued remediation costs associated with alleged contamination and has recorded a receivable in Intangible and other assets for such recoverable amounts. Based on the information currently available, the Company considers its provisions to be adequate.

Unknown existing environmental concerns

While the Company believes that it has identified the costs likely to be incurred for environmental matters in the next several years based on known information, the discovery of new facts, future changes in laws, the possibility of releases of hazardous materials into the environment and the Company's ongoing efforts to identify potential environmental liabilities that may be associated with its properties may result in the identification of additional environmental liabilities and related costs. The magnitude of such additional liabilities and the costs of complying with future environmental laws and containing or remediating contamination cannot be reasonably estimated due to many factors, including:

(i)       the lack of specific technical information available with respect to many sites;

(ii)       the absence of any government authority, third-party orders, or claims with respect to particular sites;

(iii)       the potential for new or changed laws and regulations and for development of new remediation technologies and uncertainty regarding the timing of the work with respect to particular sites; and

(iv)       the determination of the Company's liability in proportion to other potentially responsible parties and the ability to recover costs from any third parties with respect to particular sites.

Therefore, the likelihood of any such costs being incurred or whether such costs would be material to the Company cannot be determined at this time. There can thus be no assurance that liabilities or costs related to environmental matters will not be incurred in the future, or will not have a material adverse effect on the Company's financial position or results of operations in a particular quarter or fiscal year, or that the Company's liquidity will not be adversely impacted by such liabilities or costs, although management believes, based on current information, that the costs to address environmental matters will not have a material adverse effect on the Company's financial position or liquidity. Costs related to any unknown existing or future contamination will be accrued in the period in which they become probable and reasonably estimable.

Future occurrences

In railroad and related transportation operations, it is possible that derailments or other accidents, including spills and releases of hazardous materials, may occur that could cause harm to human health or to the environment. As a result, the Company may incur costs in the future, which may be material, to address any such harm, compliance with laws and other risks, including costs relating to the performance of clean-ups, payment of environmental penalties and remediation obligations, and damages relating to harm to individuals or property.

Regulatory compliance

The Company may incur significant capital and operating costs associated with environmental regulatory compliance and clean-up requirements, in its railroad operations and relating to its past and present ownership, operation or control of real property. Operating expenses for environmental matters amounted to $4 million in 2011, $23 million in 2010 and $11 million in 2009. In addition based on the results of its operations and maintenance programs, as well as ongoing environmental audits and other factors, the Company plans for specific capital improvements on an annual basis. Certain of these improvements help ensure facilities, such as fuelling stations and waste water and storm water treatment systems, comply with environmental standards and include new construction and the updating of existing systems and/or processes. Other capital expenditures relate to assessing and remediating certain impaired properties. The Company's environmental capital expenditures amounted to $11 million in 2011, $14 million in 2010 and $9 million in 2009.

E. Guarantees and indemnifications

In the normal course of business, the Company, including certain of its subsidiaries, enters into agreements that may involve providing guarantees or indemnifications to third parties and others, which may extend beyond the term of the agreements. These include, but are not limited to, residual value guarantees on operating leases, standby letters of credit and surety and other bonds, and indemnifications that are customary for the type of transaction or for the railway business.

       The Company is required to recognize a liability for the fair value of the obligation undertaken in issuing certain guarantees on the date the guarantee is issued or modified. In addition, where the Company expects to make a payment in respect of a guarantee, a liability will be recognized to the extent that one has not yet been recognized.

(i) Guarantee of residual values of operating leases

The Company has guaranteed a portion of the residual values of certain of its assets under operating leases with expiry dates between 2012 and 2022, for the benefit of the lessor. If the fair value of the assets, at the end of their respective lease term, is less than the fair value, as estimated at the inception of the lease, then the Company must, under certain conditions, compensate the lessor for the shortfall. At December 31, 2011, the maximum exposure in respect of these guarantees was $112 million. There are no recourse provisions to recover any amounts from third parties.

(ii) Other guarantees

As at December 31, 2011, the Company, including certain of its subsidiaries, has granted $499 million of irrevocable standby letters of credit and $10 million of surety and other bonds, issued by highly rated financial institutions, to third parties to indemnify them in the event the Company does not perform its contractual obligations. As at December 31, 2011, the maximum potential liability under these guarantee instruments was $509 million, of which $439 million related to workers' compensation and other employee benefit liabilities and $70 million related to equipment under leases and other liabilities. The letters of credit were drawn on the Company's bilateral letter of credit facilities. The Company has not recorded a liability in respect of these guarantee instruments as they relate to the Company's future performance. In addition, as the Company does not expect to make any payments under these guarantee instruments, the Company has not recorded an additional liability at December 31, 2011 with respect to such guarantees as they relate to the Company's future performance. The majority of the guarantee instruments mature at various dates between 2012 and 2014.

(iii) General indemnifications

In the normal course of business, the Company has provided indemnifications, customary for the type of transaction or for the railway business, in various agreements with third parties, including indemnification provisions where the Company would be required to indemnify third parties and others. Indemnifications are found in various types of contracts with third parties which include, but are not limited to:

  contracts granting the Company the right to use or enter upon property owned by third parties such as leases, easements, trackage rights and sidetrack agreements;
  contracts granting rights to others to use the Company's property, such as leases, licenses and easements;
  contracts for the sale of assets;
  contracts for the acquisition of services;
  financing agreements;
  trust indentures, fiscal agency agreements, underwriting agreements or similar agreements relating to debt or equity securities of the Company and engagement agreements with financial advisors;
  transfer agent and registrar agreements in respect of the Company's securities;
  trust and other agreements relating to pension plans and other plans, including those establishing trust funds to secure payment to certain officers and senior employees of special retirement compensation arrangements;
  pension transfer agreements;
  master agreements with financial institutions governing derivative transactions;
  settlement agreements with insurance companies or other third parties whereby such insurer or third party has been indemnified for any present or future claims relating to insurance policies, incidents or events covered by the settlement agreements; and
  acquisition agreements.

To the extent of any actual claims under these agreements, the Company maintains provisions for such items, which it considers to be adequate. Due to the nature of the indemnification clauses, the maximum exposure for future payments may be material. However, such exposure cannot be reasonably determined.

       During the year, the Company entered into various indemnification contracts with third parties for which the maximum exposure for future payments cannot be reasonably determined. As a result, the Company was unable to determine the fair value of these guarantees and accordingly, no liability was recorded. There are no recourse provisions to recover any amounts from third parties.

Financial Instruments	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Financial Instruments

18 – Financial instruments

A. Risk management

In the normal course of business, the Company is exposed to various risks such as customer credit risk, commodity price risk, interest rate risk, foreign currency risk, and liquidity risk. To manage these risks, the Company follows a financial risk management framework, which is monitored and approved by the Company's Finance Committee, with a goal of maintaining a strong balance sheet, optimizing earnings per share and free cash flow, financing its operations at an optimal cost of capital and preserving its liquidity. The Company has limited involvement with derivative financial instruments in the management of its risks and does not use them for trading purposes. At December 31, 2011, the Company did not have any significant derivative financial instruments outstanding.

(i) Customer credit risk

In the normal course of business, the Company monitors the financial condition and credit limits of its customers and reviews the credit history of each new customer. Although the Company believes there are no significant concentrations of credit risk, economic conditions can affect the Company's customers and can result in an increase to the Company's credit risk and exposure to business failures of its customers. To manage its credit risk, on an ongoing basis, the Company's focus is on keeping the average daily sales outstanding within an acceptable range, and working with customers to ensure timely payments, and in certain cases, requiring financial security, including letters of credit.

(ii) Fuel

The Company is exposed to commodity price risk related to purchases of fuel and the potential reduction in net income due to increases in the price of diesel. The impact of variable fuel expense is mitigated substantially through the Company's fuel surcharge program which apportions incremental changes in fuel prices to shippers within agreed upon guidelines. While this program provides effective coverage, residual exposure remains given that fuel price risk cannot be completely mitigated due to timing and given the volatility in the market. As such, the Company may enter into derivative instruments to mitigate such risk when considered appropriate.

(iii) Interest rate

The Company is exposed to interest rate risk, which is the risk that the fair value or future cash flows of a financial instrument will vary as a result of changes in market interest rates.

       Such risk exists in relation to the Company's pension and postretirement plans and to its long-term debt. Overall return in the capital markets and the level of interest rates affect the funded status of the Company's pension plans, particularly the Company's main Canadian pension plan. Adverse changes with respect to pension plan returns and the level of interest rates from the date of the last actuarial valuations may have a material adverse effect on the funded status of the plans and on the Company's results of operations.

       The Company mainly issues fixed-rate debt, which exposes the Company to variability in the fair value of the debt. The Company also issues debt with variable interest rates through commercial paper borrowing and capital leases, which exposes the Company to variability in interest expense. To manage its interest rate exposure, the Company manages its borrowings in line with liquidity needs, maturity schedule, and currency and interest rate profile. In anticipation of future debt issuances, the Company may enter into forward rate agreements. The Company does not currently hold any significant derivative financial instruments to manage its interest rate risk. At December 31, 2011, Accumulated other comprehensive loss included an unamortized gain of $8 million, $6 million after-tax ($10 million, $7 million after-tax at December 31, 2010) relating to treasury lock transactions settled in a prior year, which are being amortized over the term of the related debt.

(iv) Foreign currency

The Company conducts its business in both Canada and the U.S. and as a result, is affected by currency fluctuations. Changes in the exchange rate between the Canadian dollar and other currencies (including the US dollar) make the goods transported by the Company more or less competitive in the world marketplace and thereby further affect the Company's revenues and expenses.

       All of the Company's U.S. operations are self-contained foreign entities with the US dollar as their functional currency. Accordingly, the U.S. operations' assets and liabilities are translated into Canadian dollars at the rate in effect at the balance sheet date and the revenues and expenses are translated at average exchange rates during the year. All adjustments resulting from the translation of the foreign operations are recorded in Other comprehensive income (loss). For the purpose of minimizing volatility of earnings resulting from the conversion of US dollar-denominated long-term debt into the Canadian dollar, the Company designates the US dollar-denominated long-term debt of the parent company as a foreign currency hedge of its net investment in U.S. subsidiaries. As a result, from the dates of designation, foreign exchange gains and losses on translation of the Company's US dollar-denominated long-term debt are recorded in Accumulated other comprehensive loss.

       Occasionally, the Company enters into short-term foreign exchange contracts as part of its cash management strategy. At December 31, 2011, the Company did not have any foreign exchange contracts outstanding.

(v) Liquidity risk

The Company monitors and manages its cash requirements to ensure sufficient access to funds to meet operational and investing requirements. The Company pursues a solid financial policy framework with the goal of maintaining a strong balance sheet, by monitoring its adjusted debt-to-total capitalization and adjusted debt-to-adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) ratios, and preserving an investment grade credit rating to be able to maintain access to public financing.

       The Company's principal source of liquidity is cash generated from operations, which is supplemented by its commercial paper program to meet short-term liquidity needs. If the Company were to lose access to the program for an extended period of time, the Company could rely on its $800 million revolving credit facility. The Company's primary uses of funds are for working capital requirements, including income tax installments as they become due and pension contributions, contractual obligations, capital expenditures relating to track infrastructure and other, acquisitions, dividend payouts, and the repurchase of shares through a share buyback program, when applicable. The Company sets priorities on its uses of available funds based on short-term operational requirements, expenditures to maintain a safe railway and strategic initiatives, while also considering its long-term contractual obligations and returning value to its shareholders.

B. Fair value of financial instruments

Generally accepted accounting principles define the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company uses the following methods and assumptions to estimate the fair value of each class of financial instruments for which the carrying amounts are included in the Consolidated Balance Sheet under the following captions:

(i) Cash and cash equivalents, Restricted cash and cash equivalents, Accounts receivable, Other current assets, Accounts payable and other:

The carrying amounts approximate fair value because of the short maturity of these instruments.

(ii) Intangible and other assets:

Included in Intangible and other assets are equity investments for which the carrying value approximates the fair value, with the exception of certain cost investments for which the fair value was estimated based on the Company's proportionate share of the underlying net assets.

(iii) Debt:

The fair value of the Company's debt is estimated based on the quoted market prices for the same or similar debt instruments, as well as discounted cash flows using current interest rates for debt with similar terms, company rating, and remaining maturity.

       The following table presents the carrying amounts and estimated fair values of the Company's financial instruments as at December 31, 2011 and December 31, 2010 for which the carrying values on the Consolidated Balance Sheet are different from their fair values:

In millions	December 31, 2011		December 31, 2010
	Carrying	Fair	Carrying	Fair
	amount	value	amount	value
Financial assets
Investments (Note 6)	$31	$126	$25	$114
Financial liabilities
Total debt (Note 9)	$6,576	$7,978	$6,071	$6,937

Accumulated other comprehensive loss	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Accumulated other comprehensive loss

19 – Accumulated other comprehensive loss

The components of Accumulated other comprehensive loss are as follows:

In millions	December 31,	2011	2010

Foreign exchange loss		$(769)	$(796)
Pension and other postretirement benefit plans		(2,076)	(920)
Derivative instruments (Note 18)		6	7
Accumulated other comprehensive loss		$(2,839)	$(1,709)

The components of Other comprehensive loss and the related tax effects are as follows:

In millions	Year ended December 31,	2011	2010	2009
Accumulated other comprehensive loss - Balance at January 1		$(1,709)	$(948)	$(155)
Other comprehensive income (loss):
	Foreign exchange gain (loss) (net of income tax (expense) recovery of
	$19, $(53) and $(131), for 2011, 2010 and 2009, respectively)	27	(68)	(153)
	Pension and other postretirement benefit plans (net of income tax (expense) recovery of
	$401, $241 and $223, for 2011, 2010 and 2009, respectively)	(1,156)	(692)	(640)
	Derivative instruments (net of income tax recovery of
	$1, nil and nil for 2011, 2010 and 2009, respectively)	(1)	(1)	-

Other comprehensive loss		(1,130)	(761)	(793)
Accumulated other comprehensive loss - Balance at December 31		$(2,839)	$(1,709)	$(948)

Comparative Figures	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Comparative figures	20 – Comparative figures Certain figures previously reported in 2010 and 2009 have been reclassified to conform with the basis of presentation adopted in 2011.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Principles of consolidation

A. Principles of consolidation

These consolidated financial statements include the accounts of all subsidiaries. The Company's investments in which it has significant influence are accounted for using the equity method and all other investments are accounted for using the cost method.

Revenues

B. Revenues

Freight revenues are recognized using the percentage of completed service method based on the transit time of freight as it moves from origin to destination. The allocation of revenues between reporting periods is based on the relative transit time in each period with expenses being recorded as incurred. Revenues related to non-rail transportation services are recognized as service is performed or as contractual obligations are met. Revenues are presented net of taxes collected from customers and remitted to governmental authorities.

Foreign currency

C. Foreign currency

All of the Company's United States (U.S.) operations are self-contained foreign entities with the US dollar as their functional currency. Accordingly, the U.S. operations' assets and liabilities are translated into Canadian dollars at the rate in effect at the balance sheet date and the revenues and expenses are translated at average exchange rates during the year. All adjustments resulting from the translation of the foreign operations are recorded in Other comprehensive income (loss) (see Note 19 – Accumulated other comprehensive loss).

       The Company designates the US dollar-denominated long-term debt of the parent company as a foreign currency hedge of its net investment in U.S. subsidiaries. Accordingly, foreign exchange gains and losses, from the dates of designation, on the translation of the US dollar-denominated long-term debt are also included in Other comprehensive income (loss).

Cash and cash equivalents	D. Cash and cash equivalents Cash and cash equivalents include highly liquid investments purchased three months or less from maturity and are stated at cost, which approximates market value.
Restricted cash and cash equivalents

E. Restricted cash and cash equivalents

The Company has the option, under its bilateral letter of credit facility agreements with various banks, to pledge collateral in the form of cash and cash equivalents for a minimum term of three months, equal to at least the face value of the letters of credit issued. Restricted cash and cash equivalents are shown separately on the balance sheet and include highly liquid investments purchased three months or less from maturity and are stated at cost, which approximates market value.

Accounts receivable

F. Accounts receivable

Accounts receivable are recorded at cost net of billing adjustments and an allowance for doubtful accounts. The allowance for doubtful accounts is based on expected collectability and considers historical experience as well as known trends or uncertainties related to account collectability. When a receivable is deemed uncollectible, it is written off against the allowance for doubtful accounts. Subsequent recoveries of amounts previously written off are credited to the bad debt expense in the Consolidated Statement of Income.

Material and supplies

G. Material and supplies

Material and supplies, which consist mainly of rail, ties, and other items for construction and maintenance of property and equipment, as well as diesel fuel, are valued at weighted-average cost.

Properties

H. Properties

Railroad properties are carried at cost less accumulated depreciation including asset impairment write-downs. Labor, materials and other costs associated with the installation of rail, ties, ballast and other structures are capitalized to the extent they meet the Company's capitalization criteria. Major overhauls and large refurbishments of equipment are also capitalized when they result in an extension to the service life or increase the functionality of the asset. Repair and maintenance costs are expensed as incurred.

       The cost of properties, including those under capital leases, net of asset impairment write-downs, is depreciated on a straight-line basis over their estimated service lives, measured in years, except for rail which is measured in millions of gross tons per mile. The Company follows the group method of depreciation whereby a single composite depreciation rate is applied to the gross investment in a class of similar assets, despite small differences in the service life or salvage value of individual property units within the same asset class.

       In accordance with the group method of depreciation, upon sale or retirement of properties in the normal course of business, cost less net salvage value is charged to accumulated depreciation. As a result, no gain or loss is recognized in income under the group method as it is assumed that the assets within the group on average have the same life and characteristics and therefore that gains or losses offset over time. For retirements of depreciable properties that do not occur in the normal course of business, a gain or loss may be recognized if the retirement varies significantly from the retirement pattern identified through depreciation studies. A gain or loss is recognized in Other income for the sale of land or disposal of assets that are not part of railroad operations.

       Assets held for sale are measured at the lower of their carrying amount or fair value, less cost to sell. Losses resulting from significant rail line sales are recognized in income when the asset meets the criteria for classification as held for sale, whereas losses resulting from significant rail line abandonments are recognized in the statement of income when the asset ceases to be used. Gains are recognized in income when they are realized.

       The Company reviews the carrying amounts of properties held and used whenever events or changes in circumstances indicate that such carrying amounts may not be recoverable based on future undiscounted cash flows. Assets that are deemed impaired as a result of such review are recorded at the lower of carrying amount or fair value.

Intangible assets

I. Intangible assets

Intangible assets consist mainly of customer contracts and relationships assumed through past acquisitions and are being amortized on a straight-line basis over 40 to 50 years.

The Company reviews the carrying amounts of intangible assets held and used whenever events or changes in circumstances indicate that such carrying amounts may not be recoverable based on future undiscounted cash flows. Assets that are deemed impaired as a result of such review are recorded at the lower of carrying amount or fair value.

Pensions

J. Pensions

Pension costs are determined using actuarial methods. Net periodic benefit cost is charged to income and includes:

(i)       the cost of pension benefits provided in exchange for employees' services rendered during the year;

(ii)       the interest cost of pension obligations;

(iii)       the expected long-term return on pension fund assets;

(iv)       the amortization of prior service costs and amendments over the expected average remaining service life of the employee group covered by the plans; and

(v)       the amortization of cumulative net actuarial gains and losses in excess of 10% of the greater of the beginning of year balances of the projected benefit obligation or market-related value of plan assets, over the expected average remaining service life of the employee group covered by the plans.

The pension plans are funded through contributions determined in accordance with the projected unit credit actuarial cost method.

Postretirement benefits other than pensions

K. Postretirement benefits other than pensions

The Company accrues the cost of postretirement benefits other than pensions using actuarial methods. These benefits, which are funded as they become due, include life insurance programs, medical benefits and, for a closed group of employees, free rail travel benefits.

       The Company amortizes the cumulative net actuarial gains and losses in excess of 10% of the projected benefit obligation at the beginning of the year, over the expected average remaining service life of the employee group covered by the plan.

Personal injury and other claims

L. Personal injury and other claims

In Canada, the Company accounts for costs related to employee work-related injuries based on actuarially developed estimates of the ultimate cost associated with such injuries, including compensation, health care and third-party administration costs.

       In the U.S., the Company accrues the expected cost for personal injury, property damage and occupational disease claims, based on actuarial estimates of their ultimate cost.

For all other legal actions in Canada and the U.S., the Company maintains, and regularly updates on a case-by-case basis, provisions for such items when the expected loss is both probable and can be reasonably estimated based on currently available information.

Environmental expenditures

M. Environmental expenditures

Environmental expenditures that relate to current operations, or to an existing condition caused by past operations, are expensed unless they can contribute to current or future operations. Environmental liabilities are recorded when environmental assessments occur, remedial efforts are probable, and when the costs, based on a specific plan of action in terms of the technology to be used and the extent of the corrective action required, can be reasonably estimated. The Company accrues its allocable share of liability taking into account the Company's alleged responsibility, the number of potentially responsible parties and their ability to pay their respective shares of the liability. Recoveries of environmental remediation costs from other parties are recorded as assets when their receipt is deemed probable and collectability is reasonably assured.

Income taxes

N. Income taxes

The Company follows the asset and liability method of accounting for income taxes. Under the asset and liability method, the change in the net deferred tax asset or liability is included in the computation of net income or Other comprehensive income (loss). Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled.

Derivative financial instruments

O. Derivative financial instruments

The Company uses derivative financial instruments from time to time in the management of its interest rate and foreign currency exposures. Derivative instruments are recorded on the balance sheet at fair value and the changes in fair value are recorded in net income or Other comprehensive income (loss) depending on the nature and effectiveness of the hedge transaction. Income and expense related to hedged derivative financial instruments are recorded in the same category as that generated by the underlying asset or liability.

Stock-based compensation

P. Stock-based compensation

The Company follows the fair value based approach for stock option awards based on the grant-date fair value using the Black-Scholes option-pricing model. The Company expenses the fair value of its stock option awards on a straight-line basis, over the period during which an employee is required to provide service (requisite service period) or until retirement eligibility is attained, whichever is shorter. The Company also follows the fair value based approach for cash settled awards using a lattice-based valuation model. Compensation cost for cash settled awards is based on the fair value of the awards at period-end and is recognized over the period during which an employee is required to provide service (requisite service period) or until retirement eligibility is attained, whichever is shorter. See Note 11 – Stock plans, for the assumptions used to determine fair value and for other required disclosures.

Recent accounting pronouncements

Q. Recent accounting pronouncement

The Accounting Standards Board of the Canadian Institute of Chartered Accountants requires all publicly accountable enterprises to report under International Financial Reporting Standards (IFRS) for the fiscal years beginning on or after January 1, 2011. However, National Instrument 52-107 issued by the Ontario Securities Commission allows Securities and Exchange Commission (SEC) issuers, as defined by the U.S. Securities and Exchange Commission, such as CN, to file with Canadian securities regulators financial statements prepared in accordance with U.S. GAAP. As such, the Company has decided not to report under IFRS by 2011 and to continue reporting under U.S. GAAP. The SEC has issued a roadmap for the potential convergence to IFRS for U.S. issuers. Should the SEC decide it will move forward with the convergence to IFRS, the Company will convert its reporting to IFRS at that time.

Properties (Policies)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Accounting policy for capitalization of costs

Accounting policy for capitalization of costs

The Company's railroad operations are highly capital intensive. The Company's properties consist mainly of a large base of homogeneous or network-type assets such as rail, ties, ballast and other structures, which form the Company's Track and roadway properties, and rolling stock. The Company's capital expenditures are for the replacement of assets and for the purchase or construction of assets to enhance operations or provide new service offerings to customers. A large portion of the Company's capital expenditures are for self-constructed properties including the replacement of existing track and roadway assets and track line expansion, as well as major overhauls and large refurbishments of rolling stock.

Expenditures are generally capitalized if they extend the life of the asset or provide future benefits such as increased revenue-generating capacity, functionality, or physical or service capacity. The Company has a process in place to determine whether its capital programs qualify for capitalization. For Track and roadway properties, the Company establishes basic capital programs to replace or upgrade the track infrastructure assets which are capitalized if they meet the capitalization criteria. These basic capital programs are planned in advance and carried out by the Company's engineering work force.

       In addition, for Track and roadway properties, expenditures that meet the minimum level of activity as defined by the Company are also capitalized as detailed below:

  Land: all purchases of land;
  Grading: installation of road bed, retaining walls, drainage structures;
  Rail and related track material: installation of 39 or more continuous feet of rail;
  Ties: installation of 5 or more ties per 39 feet;
  Ballast: installation of 171 cubic yards of ballast per mile.

       Expenditures relating to the Company's properties that do not meet the Company's capitalization criteria are considered normal repairs and maintenance and are expensed. For Track and roadway properties, such expenditures include but are not limited to spot tie replacement, spot or broken rail replacement, physical track inspection for detection of rail defects and minor track corrections, and other general maintenance of track infrastructure.

       For the ballast asset, the Company also engages in “shoulder ballast undercutting” that consists of removing some or all of the ballast, which has deteriorated over its service life, and replacing it with new ballast. When ballast is installed as part of a shoulder ballast undercutting project, it represents the addition of a new asset and not the repair or maintenance of an existing asset. As such, the Company capitalizes expenditures related to shoulder ballast undercutting given that an existing asset is retired and replaced with a new asset. Under the group method of accounting for properties, the deteriorated ballast is retired at its average cost measured using the quantities of new ballast added.

       For purchased assets, the Company capitalizes all costs necessary to make the asset ready for its intended use. Expenditures that are capitalized as part of self-constructed properties include direct material, labor, and contracted services, as well as other allocated costs which are not charged directly to capital projects. These allocated costs include, but are not limited to, fringe benefits, small tools and supplies, machinery used on projects and project supervision. The Company reviews and adjusts its allocations, as required, to reflect the actual costs incurred each year.

       Costs of deconstruction and removal of replaced assets, referred to herein as dismantling costs, are distinguished from installation costs for self-constructed properties based on the nature of the related activity. For Track and roadway properties, employees concurrently perform dismantling and installation of new track and roadway assets and, as such, the Company estimates the amount of labor and other costs that are related to dismantling. The Company determines dismantling costs based on an analysis of the track and roadway installation process.

Accounting policy for depreciation

Accounting policy for depreciation

Properties are carried at cost less accumulated depreciation including asset impairment write-downs. The cost of properties, including those under capital leases, net of asset impairment write-downs, is depreciated on a straight-line basis over their estimated service lives, measured in years, except for rail which is measured in millions of gross tons per mile. The Company follows the group method of depreciation whereby a single composite depreciation rate is applied to the gross investment in a class of similar assets, despite small differences in the service life or salvage value of individual property units within the same asset class. The Company uses approximately 40 different depreciable asset classes.

For all depreciable assets, the depreciation rate is based on the estimated service lives of the assets. Assessing the reasonableness of the estimated service lives of properties requires judgment and is based on currently available information, including periodic depreciation studies conducted by the Company. The Company's U.S. properties are subject to comprehensive depreciation studies as required by the STB and are conducted by external experts. Depreciation studies for Canadian properties are not required by regulation and are therefore conducted internally. Studies are performed on specific asset groups on a periodic basis. Changes in the estimated service lives of the assets and their related composite depreciation rates are implemented prospectively.

       For the rail asset, the estimated service life is measured in millions of gross tons per mile and varies based on rail characteristics such as weight, curvature and metallurgy. The annual composite depreciation rate for rail assets is determined by dividing the estimated annual number of gross tons carried over the rail by the estimated service life of the rail measured in millions of gross tons per mile. For the rail asset, the Company capitalizes the costs of rail grinding which consists of restoring and improving the rail profile and removing irregularities from worn rail to extend the service life. The service life of the rail asset is based on expected future usage of the rail in its existing condition, determined using railroad industry research and testing, less the rail asset's usage to date. The service life of the rail asset is increased incrementally as rail grinding is performed thereon. As such, the costs incurred for rail grinding are capitalized given that the activity extends the service life of the rail asset beyond its original or current condition as additional gross tons can be carried over the rail for its remaining service life. The Company amortizes the cost of rail grinding over the remaining life of the rail asset, which includes the incremental life extension generated by the rail grinding.

Acquisition (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Summary of the consideration paid for EJ and E and the fair value of the assets acquired and liabilities assumed that were recognized at the acquisition date.

The following table summarizes the consideration paid for EJ&E and the fair value of the assets acquired and liabilities assumed that were recognized at the acquisition date:

In US millions	At January 31, 2009
Consideration
Cash	$300
Fair value of total consideration transferred	$300

Recognized amounts of identifiable assets acquired and liabilities assumed
Current assets	$4
Properties	310
Current liabilities	(4)
Other noncurrent liabilities	(10)
Total identifiable net assets	$300

Accounts receivable (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Accounts receivable
In millions	December 31,	2011	2010
Freight		$630	$585
Non-freight		206	211
Gross accounts receivable		836	796
Allowance for doubtful accounts		(16)	(21)
Net accounts receivable		$820	$775

Properties (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Property, Plant, Equipment

In millions		December 31, 2011			December 31, 2010
	2011 depreciation		Accumulated			Accumulated
	rate	Cost	depreciation	Net	Cost	depreciation	Net
Track and roadway (1)	2%	$25,534	$6,903	$18,631	$24,568	$6,744	$17,824
Rolling stock	4%	4,923	1,668	3,255	4,843	1,565	3,278
Buildings	2%	1,220	473	747	1,148	467	681
Information technology (2)	12%	931	383	548	854	330	524
Other	6%	1,213	477	736	1,057	447	610
Total properties including capital leases		$33,821	$9,904	$23,917	$32,470	$9,553	$22,917

(1)	Includes the cost of land of $1,798 million and $1,712 million as at December 31, 2011 and 2010, respectively.

(2)	The Company capitalized $94 million in 2011 and $79 million in 2010 of internally developed software costs pursuant to ASC 350-40, “Intangibles – Goodwill and Other, Internal – Use Software.”

Capital Lease Disclosure

Capital leases included in properties
Track and roadway (3)	$417	$48	$369	$427	$43	$384
Rolling stock	1,144	317	827	1,129	287	842
Buildings	109	16	93	108	13	95
Other	102	15	87	130	28	102
Total capital leases included in properties	$1,772	$396	$1,376	$1,794	$371	$1,423

(3)	Includes $108 million of right-of-way access in both years.

Intangible and other assets (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Schedule of Intangible and other assets by major class
In millions	December 31,	2011	2010
Deferred and long-term receivables		$98	$101
Intangible assets (A)		54	54
Investments (B)		31	25
Pension asset (Note 12)		-	442
Other		78	77
Total intangible and other assets		$261	$699

A. Intangible assets

Intangible assets consist mainly of customer contracts and relationships assumed through past acquisitions

B. Investments

As at December 31, 2011, the Company had $21 million ($21 million as at December 31, 2010) of investments accounted for under the equity method and $10 million ($4 million as at December 31, 2010) of investments accounted for under the cost method.

Accounts payable and other (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Accounts payable and other
In millions	December 31,	2011	2010

Trade payables		$445	$383
Payroll-related accruals		343	292
Income and other taxes		130	170
Accrued interest		123	104
Accrued charges		121	97
Personal injury and other claims provisions (Note 17)		84	83
Stock-based incentives liability (Note 11)		84	37
Environmental provisions (Note 17)		63	34
Other postretirement benefits liability (Note 12)		18	18
Other		169	148
Total accounts payable and other		$1,580	$1,366

Other liabilities and deferred credits (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Other liabilities and deferred credits
In millions	December 31,	2011	2010
Personal injury and other claims provisions, net of current portion (Note 17)		$226	$263
Stock-based incentives liability, net of current portion (Note 11)		180	162
Environmental provisions, net of current portion (Note 17)		89	116
Deferred credits and other		267	282
Total other liabilities and deferred credits		$762	$823

Long-term debt (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Long term debt maturities, including repurchase arrangements and capital lease repayments on debt outstanding for the next five years and thereafter
			Outstanding US dollar-denominated amount
					December 31,
In millions		Maturity			2011		2010
Debentures and notes: (A)

Canadian National series:
6.38%	10-year notes (B)	Oct. 15, 2011	$-	$-		$398
4.40%	10-year notes (B)	Mar. 15, 2013	400	407		398
4.95%	6-year notes (B)	Jan. 15, 2014	325	331		323
5.80%	10-year notes (B)	June 1, 2016	250	254		249
1.45%	5-year notes (B)	Dec. 15, 2016	300	305		-
5.85%	10-year notes (B)	Nov. 15, 2017	250	254		249
5.55%	10-year notes (B)	May 15, 2018	325	331		323
6.80%	20-year notes (B)	July 15, 2018	200	203		199
5.55%	10-year notes (B)	Mar. 1, 2019	550	559		547
2.85%	10-year notes (B)	Dec. 15, 2021	400	407		-
7.63%	30-year debentures	May 15, 2023	150	153		149
6.90%	30-year notes (B)	July 15, 2028	475	483		472
7.38%	30-year debentures (B)	Oct. 15, 2031	200	203		199
6.25%	30-year notes (B)	Aug. 1, 2034	500	509		497
6.20%	30-year notes (B)	June 1, 2036	450	458		448
6.71%	Puttable Reset Securities PURSSM (B)	July 15, 2036	250	254		249
6.38%	30-year debentures (B)	Nov. 15, 2037	300	305		298

Illinois Central series:
5.00%	99-year income debentures	Dec. 1, 2056	7	7		7
7.70%	100-year debentures	Sep. 15, 2096	125	127		124

Total US dollar-denominated debentures and notes			$5,457	5,550		5,129
BC Rail series:
Non-interest bearing 90-year subordinated notes (C)		July 14, 2094		842		842
Total debentures and notes				6,392		5,971
Other:
Commercial paper (G) (H)				82		-
Capital lease obligations and other (D)				957		952
Total debt, gross				7,431		6,923
Less:
Net unamortized discount				855		852
Total debt (1) (E)				6,576		6,071

Less:
Current portion of long-term debt (E)				135		540
Total long-term debt				$6,441		$5,531
(1)	See Note 18 - Financial Instruments, for the fair value of debt.		Footnotes to the tables follow on the next page

A. The Company's debentures, notes and revolving credit facility are unsecured.

B. These debt securities are redeemable, in whole or in part, at the option of the Company, at any time, at the greater of par and a formula price based on interest rates prevailing at the time of redemption.

C. The Company records these notes as a discounted debt of $8 million, using an imputed interest rate of 5.75%. The discount of $834 million is included in the net unamortized discount.

D. During 2011, the Company recorded $87 million in assets it acquired through equipment leases ($132 million in 2010), for which an equivalent amount was recorded in debt.

       Interest rates for capital lease obligations range from approximately 0.7% to 11.8% with maturity dates in the years 2012 through 2037. The imputed interest on these leases amounted to $299 million as at December 31, 2011 and $342 million as at December 31, 2010.

       The capital lease obligations are secured by properties with a net carrying amount of $993 million as at December 31, 2011 and $1,036 million as at December 31, 2010.

E. Long-term debt maturities, including repurchase arrangements and capital lease repayments on debt outstanding as at December 31, 2011, for the next five years and thereafter, are as follows:

In millions	Capital leases	Debt	Total

2012(1)	$53	$82	$135
2013	108	404	512
2014	209	328	537
2015	81	-	81
2016	269	557	826
2017 and thereafter	235	4,250	4,485
	$955	$5,621	$6,576
(1) Current portion of long-term debt.

F. The aggregate amount of debt payable in US currency as at December 31, 2011 was US$6,295 million (C$6,402 million), including US$757 million relating to capital leases and other, and US$5,914 million (C$5,882 million), including US$757 million relating to capital leases and other, as at December 31, 2010.

G. In May 2011, the Company entered into a $800 million four-year revolving credit facility agreement with a consortium of lenders. The agreement allows for an increase in amount, up to a maximum of $500 million, as well as the option to extend the term by an additional year at each anniversary date, subject to the consent of individual lenders. The credit facility, containing customary terms and conditions, is available for general corporate purposes, including back-stopping the Company's commercial paper program, and provides for borrowings at various interest rates, including the Canadian prime rate, bankers' acceptance rates, the U.S. federal funds effective rate and the London Interbank Offer Rate, plus applicable margins. The credit facility agreement has one financial covenant, which limits debt as a percentage of total capitalization, and with which the Company is in compliance. This facility replaces the US$1 billion credit facility that was scheduled to expire in October 2011. As at December 31, 2011 and December 31, 2010, the Company had no outstanding borrowings under its revolving credit facility.

H. The Company has a commercial paper program, which is backed by its revolving credit facility, enabling it to issue commercial paper up to a maximum aggregate principal amount of $800 million, or the US dollar equivalent. As at December 31, 2011, the Company had borrowings of $82 million (US$81 million) of commercial paper (nil as at December 31, 2010) which were presented in Current portion of long-term debt on the Balance Sheet. The weighted-average interest rate on these borrowings was 0.20%.

I. In April 2011, the Company entered into a series of three-year bilateral letter of credit facility agreements with various banks to support its requirements to post letters of credit in the ordinary course of business. As at December 31, 2011, from a total committed amount of $520 million by the various banks, the Company had letters of credit drawn of $499 million ($436 million as at December 31, 2010, under its previous US$1 billion credit facility). Under these agreements, the Company has the option from time to time to pledge collateral in the form of cash or cash equivalents, for a minimum term of three months, equal to at least the face value of the letters of credit issued. As at December 31, 2011, cash and cash equivalents of $499 million were pledged as collateral and recorded as Restricted cash and cash equivalents.

Capital Stock (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Activity of the issued and outstanding common shares of the Company

The following table provides the activity of the issued and outstanding common shares of the Company for the last three years ended December 31, 2011:

In millions	Year ended December 31,	2011	2010	2009

Issued and outstanding common shares at beginning of year		459.4	471.0	468.2
Number of shares repurchased through buyback programs		(19.9)	(15.0)	-
Stock options exercised		2.6	3.4	2.8
Issued and outstanding common shares at end of year		442.1	459.4	471.0

Activity under share repurchase programs

The following table provides the activities under such share repurchase programs, as well as the share repurchase programs of the prior years:

In millions, except per share data	Year ended December 31,	2011	2010	2009

Number of common shares (1)		19.9	15.0	-
Weighted-average price per share (2)		$71.33	$60.86	$-
Amount of repurchase		$1,420	$913	$-
(1)	Includes common shares purchased in the first and fourth quarters of 2011 and in the second and third quarters of 2010 pursuant to private agreements between the Company and arm's-length third-party sellers.
(2) Includes brokerage fees.

Stock Plans (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Disclosures regarding the employee share investment plan

The following table provides the number of participants holding shares, the total number of ESIP shares purchased on behalf of employees, including the Company's contributions, as well as the resulting expense recorded for the years ended December 31, 2011, 2010 and 2009:

Year ended December 31,	2011	2010	2009
Number of participants holding shares	16,218	14,997	14,152
Total number of ESIP shares purchased on behalf of employees (millions)	1.3	1.3	1.6
Expense for Company contribution (millions)	$21	$19	$18

Disclosures of share based compensation arrangements by share based payment award

The following table provides the total stock-based compensation expense for awards under all plans, as well as the related tax benefit recognized in income, for the years ended December 31, 2011, 2010 and 2009:

In millions	Year ended December 31,	2011	2010	2009

Cash settled awards
Restricted share unit plan		$81	$77	$43
Voluntary Incentive Deferral Plan (VIDP)		21	18	33
		102	95	76

Stock option awards		10	9	14
Total stock-based compensation expense		$112	$104	$90

Tax benefit recognized in income		$24	$27	$26

The following table provides the 2011 activity for all cash settled awards:

	RSUs		VIDP
In millions	Nonvested	Vested	Nonvested	Vested
Outstanding at December 31, 2010	1.3	0.7	-	1.5
Granted (Payout)	0.5	(0.7)	-	(0.1)
Vested during year	(0.9)	0.9	-	-
Outstanding at December 31, 2011	0.9	0.9	-	1.4

	Options outstanding		Nonvested options
		Weighted-		Weighted-
	Number of	average	Number of	average grant
	of options	exercise price	options	date fair value
	In millions		In millions
Outstanding at December 31, 2010 (1)	8.9	$34.23	2.3	$12.80
Granted	0.6	$68.94	0.6	$15.66
Exercised	(2.6)	$26.94	N/A	N/A
Vested	N/A	N/A	(0.9)	$12.83
Outstanding at December 31, 2011 (1)	6.9	$40.80	2.0	$13.71
Exercisable at December 31, 2011 (1)	4.9	$35.58	N/A	N/A

(1)		Stock options with a US dollar exercise price have been translated to Canadian dollars using the foreign exchange rate in effect at the balance sheet date.

The following table provides information related to stock options exercised during the years ended December 31, 2011, 2010 and 2009:

In millions	Year ended December 31,	2011	2010	2009
Total intrinsic value		$122	$125	$93
Cash received upon exercise of options		$68	$87	$53
Related excess tax benefit realized		$9	$28	$20

Valuation and expense information for all cash settled awards
The following table provides valuation and expense information for all cash settled awards:

In millions, unless otherwise indicated	RSUs (1)									VIDP (2)	Total

Year of grant	2011	2010	2009		2008	2007	2006

Stock-based compensation expense (recovery)
recognized over requisite service period
Year ended December 31, 2011	$19	$27		$35	$-	N/A	N/A	$21	$102
Year ended December 31, 2010	N/A	$17		$34	$26	$-	N/A	$18	$95
Year ended December 31, 2009	N/A	N/A		$13	$3	$29	$(2)	$33	$76

Liability outstanding
December 31, 2011	$19	$44		$82	N/A	N/A	N/A	$119	$264
December 31, 2010	N/A	$17		$46	$37	N/A	N/A	$99	$199

Fair value per unit
December 31, 2011 ($)	$60.48	$77.59		$80.15	N/A	N/A	N/A	$80.15	N/A

Fair value of awards vested during the year
Year ended December 31, 2011	$-	$-		$82	N/A	N/A	N/A	$1	$83
Year ended December 31, 2010	N/A	$-		$-	$37	N/A	N/A	$1	$38
Year ended December 31, 2009	N/A	N/A		$-	$-	$38	N/A	$3	$41

Nonvested awards at December 31, 2011
Unrecognized compensation cost	$20	$14		$-	N/A	N/A	N/A	$1	$35
Remaining recognition period (years)	2.0	1.0		N/A	N/A	N/A	N/A	N/A (3)	N/A

Assumptions (4)
Stock price ($)	$80.15	$80.15		$80.15	N/A	N/A	N/A	$80.15	N/A
Expected stock price volatility (5)	18%	18%		N/A	N/A	N/A	N/A	N/A	N/A
Expected term (years) (6)	2.0	1.0		N/A	N/A	N/A	N/A	N/A	N/A
Risk-free interest rate (7)	0.95%	0.92%		N/A	N/A	N/A	N/A	N/A	N/A
Dividend rate ($) (8)	$1.30	$1.30	$	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Compensation cost is based on the fair value of the awards at period-end using the lattice-based valuation model that uses the assumptions as presented herein.
(2)	Compensation cost is based on intrinsic value.
(3)	The remaining recognition period has not been quantified as it relates solely to the 25% Company grant and the dividends earned thereon, representing a minimal number of units.
(4)	Assumptions used to determine fair value are at December 31, 2011.
(5)	Based on the historical volatility of the Company's stock over a period commensurate with the expected term of the award.
(6)	Represents the remaining period of time that awards are expected to be outstanding.
(7)	Based on the implied yield available on zero-coupon government issues with an equivalent term commensurate with the expected term of the awards.
(8)	Based on the annualized dividend rate.

Number of stock options outstanding and exercisable by range of exercise price and their related intrinsic value, and for options outstanding, the weighted-average years to expiration

10

The following table provides the number of stock options outstanding and exercisable as at December 31, 2011 by range of exercise price and their related intrinsic value, and for options outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money stock options, which represents the value that would have been received by option holders had they exercised their options on December 31, 2011 at the Company's closing stock price of $80.15.

				Options outstanding				Options exercisable
Range of exercise prices				Number of options	Weighted-average years to expiration	Weighted-average exercise price	Aggregate intrinsic value	Number of options	Weighted-average exercise price	Aggregate intrinsic value
				In millions			In millions	In millions		In millions

	$11.63	-	$20.51	1.5	1.1	$20.42	$92	1.5	$20.42	$92
	$20.52	-	$30.19	0.6	1.0	$26.67	29	0.6	$26.67	29
	$30.20	-	$40.22	0.9	5.9	$35.18	40	0.5	$35.46	24
	$40.23	-	$50.69	2.0	5.6	$46.11	69	1.6	$46.28	54
	$50.70	-	$78.24	1.9	7.5	$58.74	40	0.7	$52.50	18
Balance at December 31, 2011 (1)				6.9	4.8	$40.80	$270	4.9	$35.58	$217

(1)	Stock options with a US dollar exercise price have been translated to Canadian dollars using the foreign exchange rate in effect at the balance sheet date. As at December 31, 2011, all stock options outstanding were in-the-money. The weighted-average years to expiration of exercisable stock options is 3.5 years.

Valuation and expense information for all stock option awards
The following table provides valuation and expense information for all stock option awards:

In millions, unless otherwise indicated
Year of grant	2011	2010	2009	2008	2007	2006	2005	Total

Stock-based compensation expense
recognized over requisite service period (1)
Year ended December 31, 2011	$5	$2	$2	$1	$-	N/A	N/A	$10
Year ended December 31, 2010	N/A	$4	$2	$2	$1	$-	N/A	$9
Year ended December 31, 2009	N/A	N/A	$9	$1	$2	$2	$-	$14

Fair value per unit
At grant date ($)	$15.66	$13.09	$12.60	$12.44	$13.37	$13.80	$9.19	N/A

Fair value of awards vested during the year
Year ended December 31, 2011	$-	$2	$4	$3	$3	N/A	N/A	$12
Year ended December 31, 2010	N/A	$-	$4	$3	$3	$3	N/A	$13
Year ended December 31, 2009	N/A	N/A	$-	$3	$3	$3	$3	$12

Nonvested awards at December 31, 2011
Unrecognized compensation cost	$5	$3	$2	$-	$-	N/A	N/A	$10
Remaining recognition period (years)	3.0	2.0	1.0	-	-	N/A	N/A	N/A

Assumptions
Grant price ($)	$68.94	$54.76	$42.14	$48.51	$52.79	$51.51	$36.33	N/A
Expected stock price volatility (2)	26%	28%	39%	27%	24%	25%	25%	N/A
Expected term (years) (3)	5.3	5.4	5.3	5.3	5.2	5.2	5.2	N/A
Risk-free interest rate (4)	2.53%	2.44%	1.97%	3.58%	4.12%	4.04%	3.50%	N/A
Dividend rate ($) (5)	$1.30	$1.08	$1.01	$0.92	$0.84	$0.65	$0.50	N/A

(1)	Compensation cost is based on the grant date fair value using the Black-Scholes option-pricing model that uses the assumptions at the grant date.

(2)	Based on the average of the historical volatility of the Company's stock over a period commensurate with the expected term of the award and the implied volatility from traded options on the Company's stock.

(3)	Represents the period of time that awards are expected to be outstanding. The Company uses historical data to estimate option exercise and employee termination, and groups of employees that have similar historical exercise behavior are considered separately.

(4)	Based on the implied yield available on zero-coupon government issues with an equivalent term commensurate with the expected term of the awards.

(5)	Based on the annualized dividend rate.

Pension Plans and Other Postretirement Benefits (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Fair value of plan assets by class

The tables on the following page present the fair value of plan assets excluding the economic exposure of derivatives as at December 31, 2011 and 2010 by asset class, their level within the fair value hierarchy and the valuation techniques and inputs used to measure such fair value.

In millions, unless otherwise indicated			Fair value measurements at December 31, 2011
Asset class	Total	Percentage of total assets	Level 1	Level 2	Level 3
Cash and short-term investments (1)	$1,026	7.0%	$21	$1,005	$-
Bonds (2)
Canada and supranational	1,650	11.2%	-	1,650	-
Provinces of Canada	1,937	13.1%	-	1,937	-
Emerging market debt	288	2.0%	-	288	-
Mortgages (3)	178	1.2%	8	170	-
Equities (4)
Canadian	2,395	16.3%	2,373	-	22
U.S.	1,125	7.6%	1,087	38	-
International	2,712	18.4%	2,680	32	-
Real estate (5)	214	1.5%	-	-	214
Oil and gas (6)	1,232	8.4%	343	-	889
Infrastructure (7)	707	4.8%	9	79	619
Absolute return (8)				-	-
Multi-strategy funds	358	2.4%	-	358	-
Fixed income funds	214	1.5%	-	214	-
Equity funds	260	1.8%	-	260	-
Global macro funds	368	2.5%	-	368	-
	$14,664	99.7%	$6,521	$6,399	$1,744
Other (9)	55	0.3%
Total plan assets	$14,719	100%

In millions, unless otherwise indicated			Fair value measurements at December 31, 2010
Asset class	Total	Percentage of total assets	Level 1	Level 2	Level 3
Cash and short-term investments (1)	$429	2.8%	$429	$-	$-
Bonds (2)
Canada and supranational	2,013	13.3%	-	2,013	-
Provinces of Canada	1,292	8.6%	-	1,292	-
Corporate	92	0.6%	-	92	-
Emerging market debt	318	2.1%	-	318	-
Mortgages (3)	205	1.4%	30	175	-
Equities (4)
Canadian	3,228	21.4%	3,204	-	24
U.S.	1,316	8.7%	1,316	-	-
International	3,076	20.4%	3,076	-	-
Real estate (5)	318	2.1%	-	-	318
Oil and gas (6)	1,141	7.6%	289	-	852
Infrastructure (7)	607	4.0%	29	85	493
Absolute return (8)
Multi-strategy funds	311	2.1%	-	106	205
Fixed income funds	197	1.3%	-	197	-
Commodity funds	75	0.5%	-	75	-
Equity funds	148	1.0%	-	147	1
Global macro funds	292	1.9%	-	292	-
	$15,058	99.8%	$8,373	$4,792	$1,893
Other (9)	34	0.2%
Total plan assets	$15,092	100%
Level 1: Fair value based on quoted prices in active markets for identical assets
Level 2: Fair value based on significant observable inputs
Level 3: Fair value based on significant unobservable inputs			Footnotes to the tables follow on the next page

(1)	Short-term investments consist primarily of securities issued by Canadian chartered banks. Such investments are valued at cost, which approximates fair value.
(2)	Bonds are valued using prices obtained from independent pricing data suppliers, predominantly TSX Inc. When prices are not available from independent sources, the bond is valued by comparison to prices obtained for a bond of similar interest rate, maturity and risk.
(3)	Mortgages are secured by real estate. The fair value measurement of $170 million ($175 million in 2010) of mortgages categorized as Level 2 is based on current market yields of financial instruments of similar maturity, coupon and risk factors. Mortgages denominated in foreign currencies are fully hedged back to the Canadian dollar, the effects of which are reflected in the values presented in the tables above.

(4)	The fair value of equity investments of $22 million ($24 million in 2010) categorized as Level 3 represent units in private equity funds which are valued by their administrators.
(5)	The fair value of real estate investments of $214 million ($318 million in 2010) includes land and buildings classified as Level 3. Land is valued based on the fair value of comparable assets, and buildings are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of land and buildings are performed triennially.
(6)	The fair value of oil and gas investments of $889 million ($852 million in 2010) classified as Level 3 is valued based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. The future net cash flows are based on forecasted oil and gas prices and projected future annual production and costs.
(7)	Infrastructure funds consist of $9 million ($29 million in 2010) of trust units that are publicly traded and classified as Level 1, $79 million ($85 million in 2010) of bank loans and bonds issued by infrastructure companies classified as Level 2 and $619 million ($493 million in 2010) of infrastructure funds that are classified as Level 3 and are valued based on earnings multiples. Infrastructure funds cannot be redeemed; distributions will be received from the funds as the underlying investments are liquidated. Infrastructure funds denominated in foreign currencies are fully hedged back to the Canadian dollar, the effects of which are reflected in the values presented in the additional information table presented above.
(8)	Absolute return investments are valued using the net asset value as reported by the fund administrators. All hedge fund investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days. Hedge fund investments that have redemption dates less frequent than every four months or that have restrictions on contractual redemption features at the reporting date are classified as Level 3. During the year, absolute return investments having a fair value of $198 million (nil in 2010) were transferred from Level 3 to Level 2 as the restrictions on redemption were lifted.

(9)	Other consists of net operating assets required to administer the trust funds' investment assets and the plans' benefit and funding activities. Such assets are valued at cost and have not been assigned to a fair value category.

Reconciliation of the fair value of investments categorized as Level 3 and additional information regarding infrastructure investments

The following table reconciles the beginning and ending balances of the fair value of investments classified as Level 3.

	Fair value measurements using significant unobservable inputs (Level 3)						Additional information (10)
							Infra- stracture hedged	Absolute return hedged
In millions	Equities (4)	Real estate (5)	Oil and gas (6)	Infrastructure (7)	Absolute return (8)	Total
Beginning balance at
December 31, 2009	$18	$266	$752	$449	$182	$1,667	$449	$182
Actual return relating to assets still held at the reporting date	3	32	90	19	(11)	133	46	-
Purchases, sales and settlements	3	(14)	(48)	25	109	75	1	99
Transfers in and/or out of Level 3	-	34	58	-	(74)	18	-	(74)
Balance at
December 31, 2010	$24	$318	$852	$493	$206	$1,893	$496	$207
Actual return relating to assets still held at the reporting date	2	58	90	74	(7)	217	63	(8)
Purchases, sales and settlements	(4)	(162)	(53)	52	(1)	(168)	62	(1)
Transfers in and/or out of Level 3	-	-	-	-	(198)	(198)	-	(198)
Ending balance at
December 31, 2011	$22	$214	$889	$619	$-	$1,744	$621	$-

(4)	The fair value of equity investments of $22 million ($24 million in 2010) categorized as Level 3 represent units in private equity funds which are valued by their administrators.
(5)	The fair value of real estate investments of $214 million ($318 million in 2010) includes land and buildings classified as Level 3. Land is valued based on the fair value of comparable assets, and buildings are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of land and buildings are performed triennially.
(6)	The fair value of oil and gas investments of $889 million ($852 million in 2010) classified as Level 3 is valued based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. The future net cash flows are based on forecasted oil and gas prices and projected future annual production and costs.
(7)	Infrastructure funds consist of $9 million ($29 million in 2010) of trust units that are publicly traded and classified as Level 1, $79 million ($85 million in 2010) of bank loans and bonds issued by infrastructure companies classified as Level 2 and $619 million ($493 million in 2010) of infrastructure funds that are classified as Level 3 and are valued based on earnings multiples. Infrastructure funds cannot be redeemed; distributions will be received from the funds as the underlying investments are liquidated. Infrastructure funds denominated in foreign currencies are fully hedged back to the Canadian dollar, the effects of which are reflected in the values presented in the additional information table presented above.
(8)	Absolute return investments are valued using the net asset value as reported by the fund administrators. All hedge fund investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days. Hedge fund investments that have redemption dates less frequent than every four months or that have restrictions on contractual redemption features at the reporting date are classified as Level 3. During the year, absolute return investments having a fair value of $198 million (nil in 2010) were transferred from Level 3 to Level 2 as the restrictions on redemption were lifted.

(10)	This additional information demonstrates the fair value of the infrastructure and absolute return funds after considering the effects of foreign currency hedges.

Obligations and funded status - change in benefit Obligation

		Pensions		Other postretirement benefits
In millions	Year ended December 31,	2011	2010	2011	2010

Change in benefit obligation
Projected benefit obligation at beginning of year	$14,895	$13,708	$283	$268
Amendments	27	5	1	-
Interest cost	788	837	14	16
Actuarial loss (gain)	577	1,118	(2)	22
Service cost	124	99	4	3
Curtailment gain	-	-	(1)	(1)
Plan participants’ contributions	54	50	-	-
Foreign currency changes	5	(12)	3	(6)
Benefit payments, settlements and transfers	(922)	(910)	(18)	(19)
Projected benefit obligation at end of year	$15,548	$14,895	$284	$283

Component representing future salary increases	(437)	(439)	-	-
Accumulated benefit obligation at end of year	$15,111	$14,456	$284	$283

Measurement date for all plans is December 31.
The projected benefit obligation and fair value of plan assets for the CN Pension Plan at December 31, 2011 were $14,514 million and $13,992 million respectively ($13,941 million and $14,343 million, respectively, at December 31, 2010).

Obligations and funded status - change in plan assets

		Pensions		Other postretirement benefits
In millions	Year ended December 31,	2011	2010	2011	2010

Change in plan assets
Fair value of plan assets at beginning of year	$15,092	$14,332	$-	$-
Employer contributions	458	411	-	-
Plan participants’ contributions	54	50	-	-
Foreign currency changes	1	(8)	-	-
Actual return on plan assets	36	1,217	-	-
Benefit payments, settlements and transfers	(922)	(910)	-	-
Fair value of plan assets at end of year	$14,719	$15,092	$-	$-

Measurement date for all plans is December 31.
The projected benefit obligation and fair value of plan assets for the CN Pension Plan at December 31, 2011 were $14,514 million and $13,992 million respectively ($13,941 million and $14,343 million, respectively, at December 31, 2010).

Schedule of net funded status

(i) Obligations and funded status

		Pensions		Other postretirement benefits
In millions	Year ended December 31,	2011	2010	2011	2010

Change in benefit obligation
Projected benefit obligation at beginning of year	$14,895	$13,708	$283	$268
Amendments	27	5	1	-
Interest cost	788	837	14	16
Actuarial loss (gain)	577	1,118	(2)	22
Service cost	124	99	4	3
Curtailment gain	-	-	(1)	(1)
Plan participants’ contributions	54	50	-	-
Foreign currency changes	5	(12)	3	(6)
Benefit payments, settlements and transfers	(922)	(910)	(18)	(19)
Projected benefit obligation at end of year	$15,548	$14,895	$284	$283

Component representing future salary increases	(437)	(439)	-	-
Accumulated benefit obligation at end of year	$15,111	$14,456	$284	$283

Change in plan assets
Fair value of plan assets at beginning of year	$15,092	$14,332	$-	$-
Employer contributions	458	411	-	-
Plan participants’ contributions	54	50	-	-
Foreign currency changes	1	(8)	-	-
Actual return on plan assets	36	1,217	-	-
Benefit payments, settlements and transfers	(922)	(910)	-	-
Fair value of plan assets at end of year	$14,719	$15,092	$-	$-

Funded status (Excess (deficiency) of fair value of plan assets over
projected benefit obligation at end of year)	$(829)	$197	$(284)	$(283)

Measurement date for all plans is December 31.
The projected benefit obligation and fair value of plan assets for the CN Pension Plan at December 31, 2011 were $14,514 million and $13,992 million respectively ($13,941 million and $14,343 million, respectively, at December 31, 2010).

Amounts recognized in the Consolidated Balance Sheet

(ii) Amounts recognized in the Consolidated Balance Sheet
		Pensions		Other postretirement benefits
In millions	December 31,	2011	2010	2011	2010

Noncurrent assets (Note 6)		$-	$442	$-	$-
Current liabilities (Note 7)		-	-	(18)	(18)
Noncurrent liabilities		(829)	(245)	(266)	(265)
Total amount recognized		$(829)	$197	$(284)	$(283)

Amounts recognized in Accumulated other comprehensive loss

(iii) Amounts recognized in Accumulated other comprehensive loss (Note 19)
		Pensions		Other postretirement benefits
In millions	December 31,	2011	2010	2011	2010
Net actuarial gain (loss)		$(2,720)	$(1,185)	$3	$1
Prior service cost		$(30)	$(5)	$(3)	$(4)

Information for the pension plans with an accumulated benefit obligation in excess of plan assets

(iv) Information for the pension plans with an accumulated benefit obligation in excess of plan assets
		Pensions		Other postretirement benefits
In millions	December 31,	2011	2010	2011	2010
Projected benefit obligation		$15,015	$436	N/A	N/A
Accumulated benefit obligation		$14,606	$386	N/A	N/A
Fair value of plan assets		$14,191	$191	N/A	N/A

Components of net periodic benefit cost (income)

	(v) Components of net periodic benefit cost (income)
		Pensions			Other postretirement benefits
In millions	Year ended December 31,	2011	2010	2009	2011	2010	2009
	Service cost	$124	$99	$83	$4	$3	$3
	Interest cost	788	837	885	14	16	17
	Curtailment gain	-	-	-	(1)	(1)	(3)
	Settlement loss	3	-	-	-	-	-
	Expected return on plan assets	(1,005)	(1,009)	(1,007)	-	-	-
	Amortization of prior service cost	2	-	-	2	2	5
	Recognized net actuarial loss (gain)	8	3	5	-	(2)	(3)
	Net periodic benefit cost (income)	$(80)	$(70)	$(34)	$19	$18	$19

The estimated prior service cost and net actuarial loss for defined benefit pension plans that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost (income) over the next fiscal year are $4 million and $123 million, respectively.
The estimated prior service cost and net actuarial gain for other postretirement benefits that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost (income) over the next fiscal year are $2 million and nil, respectively.

Weighted-average assumptions used in accounting for pensions and other postretirement benefits

(vi) Weighted-average assumptions used in accounting for pensions and other postretirement benefits
	Pensions			Other postretirement benefits
December 31,	2011	2010	2009	2011	2010	2009

To determine projected benefit obligation
Discount rate (1)	4.84%	5.32%	6.19%	4.70%	5.29%	6.01%
Rate of compensation increase (2)	3.25%	3.50%	3.50%	3.25%	3.50%	3.50%

To determine net periodic benefit cost
Discount rate (1)	5.32%	6.19%	7.42%	5.29%	6.01%	6.84%
Rate of compensation increase (2)	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Expected return on plan assets (3)	7.50%	7.75%	7.75%	N/A	N/A	N/A

(1)	The Company’s discount rate assumption, which is set annually at the end of each year, is used to determine the projected benefit obligation at the end of the year and the net periodic benefit cost for the following year. The discount rate is used to measure the single amount that, if invested at the measurement date in a portfolio of high-quality debt instruments with a rating of AA or better, would provide the necessary cash flows to pay for pension benefits as they become due. The discount rate is determined by management with the aid of third-party actuaries. The Company’s methodology for determining the discount rate is based on a zero-coupon bond yield curve, which is derived from semi-annual bond yields provided by a third party. The portfolio of hypothetical zero-coupon bonds is expected to generate cash flows that match the estimated future benefit payments of the plans as the bond rate for each maturity year is applied to the plans’ corresponding expected benefit payments of that year.
(2)	The rate of compensation increase is determined by the Company based upon its long-term plans for such increases.
(3)	To develop its expected long-term rate of return assumption used in the calculation of net periodic benefit cost applicable to the market-related value of assets, the Company considers multiple factors. The expected long-term rate of return is determined based on expected future performance for each asset class and is weighted based on the current asset portfolio mix. Consideration is taken of the historical performance, the premium return generated from an actively managed portfolio, as well as current and future anticipated asset allocations, economic developments, inflation rates and administrative expenses. Based on these factors, the rate is determined by the Company. For 2011, the Company used a long-term rate of return assumption of 7.50% on the market-related value of plan assets to compute net periodic benefit cost. The Company has elected to use a market-related value of assets, whereby realized and unrealized gains/losses and appreciation/depreciation in the value of the investments are recognized over a period of five years, while investment income is recognized immediately. Effective January 1, 2012 the Company will reduce the expected long-term rate of return on plan assets from 7.50% to 7.25% to reflect management's current view of long term investment returns. The effect of this change in management's assumption will be to increase net periodic benefit cost by approximately $20 million.

Effect of One-Percentage-Point change in assumed health care cost trend Rate

(vii) Health care cost trend rate for other postretirement benefits
For measurement purposes, increases in the per capita cost of covered health care benefits were assumed to be 10% and 9% for 2011 and 2012, respectively. It is assumed that the rate will decrease gradually to 4.5% in 2028 and remain at that level thereafter.
Assumed health care costs have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in the assumed health care cost trend rate would have the following effect:

In millions	One-percentage-point
	Increase	Decrease
Effect on total service and interest costs	$1	$(1)
Effect on benefit obligation	$16	$(14)

Estimated future benefit payments

(viii) Estimated future benefit payments

In millions	Pensions	Other postretirement benefits
2012	$973	$18
2013	$996	$18
2014	$1,018	$19
2015	$1,040	$19
2016	$1,060	$19
Years 2017 to 2021	$5,444	$98

Other income (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Other income
In millions		Year ended December 31,	2011	2010	2009

Gain on disposals of properties	(1)		$ 348	157	226
Gain on disposal of land			30	20	12
Investment income			3	5	7
Other			20	30	22
Total other income			$ 401	$ 212	$ 267
(1)	2011 includes $60 million and $288 million for the disposal of substantially all of the assets of ICRMT and of a segment of the Company's Kingston subdivision known as the Lakeshore East, respectively, 2010 includes $152 million for the sale of a portion of the property known as the Oakville subdivision and 2009 includes $69 million and $157 million for the sales of the Lower Newmarket and Weston subdivisions, respectively. See Note 5 - Properties.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Reconciliation of income tax expense

As at December 31, 2011, Deferred and receivable income taxes include a net deferred income tax asset of $46 million ($53 million as at December 31, 2010) and an income tax receivable of $76 million (nil as at December 31, 2010).

       The Company's consolidated effective income tax rate differs from the Canadian, or domestic, statutory Federal tax rate. The effective tax rate is affected by recurring items such as tax rates in provincial, U.S. federal, state and other foreign jurisdictions and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments and lower tax rates on capital dispositions that may occur in any given year. The reconciliation of income tax expense is as follows:

In millions	Year ended December 31,	2011	2010	2009

Federal tax rate		16.5%	18.0%	19.0%

Income tax expense at the statutory Federal tax rate		$(554)	$(518)	$(430)

Income tax (expense) recovery resulting from:
Provincial and foreign taxes		(360)	(308)	(213)
Deferred income tax adjustments due to rate enactments		(40)	-	126
Gain on disposals		62	32	42
Other (1)		(7)	22	68
Income tax expense		$(899)	$(772)	$(407)
Cash payments for income taxes		$482	$214	$245
(1)	Comprises adjustments relating to the resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, and other items.

Tax information on a domestic and foreign basis

       The following table provides tax information on a domestic and foreign basis:

In millions	Year ended December 31,	2011	2010	2009

Income before income taxes
Domestic		$2,464	$2,052	$1,738
Foreign		892	824	523
		$3,356	$2,876	$2,261

Current income tax expense
Domestic		$(340)	$(306)	$(244)
Foreign		(28)	(48)	(25)
		$(368)	$(354)	$(269)

Deferred income tax expense
Domestic		$(288)	$(248)	$(58)
Foreign		(243)	(170)	(80)
		$(531)	$(418)	$(138)

Significant components of deferred income tax assets and liabilities

Significant components of deferred income tax assets and liabilities are as follows:

In millions	December 31,	2011	2010

Deferred income tax assets
Pension liability		$226	$-
Personal injury claims and other reserves		134	155
Other postretirement benefits liability		85	88
Net operating losses and tax credit carryforwards (1)		5	11
Total deferred income tax assets		450	254
Deferred income tax liabilities
Properties		5,618	5,129
Net pension asset		-	41
Other		119	183
Total deferred income tax liabilities		5,737	5,353
Total net deferred income tax liability		$5,287	$5,099

Total net deferred income tax liability
Domestic		$2,046	$2,162
Foreign		3,241	2,937
		$5,287	$5,099
Total net deferred income tax liability		$5,287	$5,099
Net current deferred income tax asset		46	53
Net noncurrent deferred income tax liability		$5,333	$5,152
(1)	Net operating losses and tax credit carryforwards will expire between the years 2014 and 2031.

Reconciliation for unrecognized tax benefits for domestic and foreign tax positions

The following table provides a reconciliation of unrecognized tax benefits on the Company's domestic and foreign tax positions:

In millions	Year ended December 31,	2011	2010	2009

Gross unrecognized tax benefits at beginning of year		$57	$83	$79
Increases for:
Tax positions related to the current year		1	4	11
Tax positions related to prior years		11	5	4

Decreases for:
Tax positions related to prior years		-	(31)	(2)
Settlements		(21)	-	(2)
Lapse of the applicable statute of limitations		(2)	(4)	(7)
Gross unrecognized tax benefits at end of year		$46	$57	$83
Adjustments to reflect tax treaties and other arrangements		(11)	(27)	(46)
Net unrecognized tax benefits at end of year		$35	$30	$37

Segmented Information (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Information by geographic area

The following tables provide information by geographic area

In millions	Year ended December 31,	2011	2010	2009

Revenues (1)
Canada		$6,169	$5,630	$4,971
U.S.		2,859	2,667	2,396
		$9,028	$8,297	$7,367
(1)	For the years ended December 31, 2011, 2010 and 2009, the largest customer represented approximately 3% of total revenues for each year.

In millions	Year ended December 31,	2011	2010	2009

Net income
Canada		$1,836	$1,498	$1,436
U.S.		621	606	418
		$2,457	$2,104	$1,854

In millions	December 31,	2011	2010

Properties
Canada		$13,824	$13,312
U.S.		10,093	9,605
		$23,917	$22,917

Earnings per share (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Earnings per share reconciliation
	Year ended December 31,	2011	2010	2009

Basic earnings per share		$5.45	$4.51	$3.95
Diluted earnings per share		$5.41	$4.48	$3.92

The following table provides a reconciliation between basic and diluted earnings per share:

In millions	Year ended December 31,	2011	2010	2009

Net income		$2,457	$2,104	$1,854

Weighted-average shares outstanding		451.1	466.3	469.2
Effect of stock options		3.3	3.8	4.3
Weighted-average diluted shares outstanding		454.4	470.1	473.5

Major commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Minimum rental payments for operating leases and minimum lease payments for capital leases in each of the next five years and thereafter

Minimum rental payments for operating leases having initial non-cancelable lease terms of more than one year and minimum lease payments for capital leases in each of the next five years and thereafter are as follows:

In millions	Operating	Capital

2012	$128	$99
2013	103	151
2014	76	270
2015	61	109
2016	45	297
2017 and thereafter	252	328
	$665	1,254
Less: imputed interest on capital leases at rates ranging from approximately 0.7% to 11.8%		299
Present value of minimum lease payments included in debt		$955

Provision for personal injury and other claims in Canada

As at December 31, 2011, 2010 and 2009, the Company's provision for personal injury and other claims in Canada was as follows:

In millions	2011	2010	2009
Balance January 1	$200	$178	$189
Accruals and other	31	59	48
Payments	(32)	(37)	(59)
Balance December 31	$199	$200	$178

Current portion - Balance December 31	$39	$39	$34

Provision for personal injury and other claims in the U.S.

As at December 31, 2011, 2010 and 2009, the Company's provision for personal injury and other claims in the U.S. was as follows:

In millions	2011	2010	2009
Balance January 1	$146	$166	$265
Accruals and other	30	7	(46)
Payments	(65)	(27)	(53)
Balance December 31	$111	$146	$166

Current portion - Balance December 31	$45	$44	$72

Provision for specific environmental sites
As at December 31, 2011, 2010 and 2009, the Company's provision for specific environmental sites was as follows:

In millions	2011	2010	2009
Balance January 1	$150	$103	$125
Accruals and other	17	67	(7)
Payments	(15)	(20)	(15)
Balance December 31	$152	$150	$103

Current portion - Balance December 31	$63	$34	$38

Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Presents the carrying amounts and estimated fair values of the Company's financial instruments for which the carrying values on the Consolidated Balance Sheet are different from their fair values

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments as at December 31, 2011 and December 31, 2010 for which the carrying values on the Consolidated Balance Sheet are different from their fair values:

In millions	December 31, 2011		December 31, 2010
	Carrying	Fair	Carrying	Fair
	amount	value	amount	value
Financial assets
Investments (Note 6)	$31	$126	$25	$114
Financial liabilities
Total debt (Note 9)	$6,576	$7,978	$6,071	$6,937

Accumulated other comprehensive loss (Tables)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Components of Accumulated other comprehensive loss

The components of Accumulated other comprehensive loss are as follows:

In millions	December 31,	2011	2010

Foreign exchange loss		$(769)	$(796)
Pension and other postretirement benefit plans		(2,076)	(920)
Derivative instruments (Note 18)		6	7
Accumulated other comprehensive loss		$(2,839)	$(1,709)

Components of Other comprehensive income (loss) and related tax effects

The components of Other comprehensive loss and the related tax effects are as follows:

In millions	Year ended December 31,	2011	2010	2009
Accumulated other comprehensive loss - Balance at January 1		$(1,709)	$(948)	$(155)
Other comprehensive income (loss):
	Foreign exchange gain (loss) (net of income tax (expense) recovery of
	$19, $(53) and $(131), for 2011, 2010 and 2009, respectively)	27	(68)	(153)
	Pension and other postretirement benefit plans (net of income tax (expense) recovery of
	$401, $241 and $223, for 2011, 2010 and 2009, respectively)	(1,156)	(692)	(640)
	Derivative instruments (net of income tax recovery of
	$1, nil and nil for 2011, 2010 and 2009, respectively)	(1)	(1)	-

Other comprehensive loss		(1,130)	(761)	(793)
Accumulated other comprehensive loss - Balance at December 31		$(2,839)	$(1,709)	$(948)

Summary of Significant Accounting Policies (Details)	12 Months Ended
Dec. 31, 2011 years
Notes To Financial Statements [Abstract]
Properties depreciation method by asset class	The cost of properties, including those under capital leases, net of asset impairment write-downs, is depreciated on a straight-line basis over their estimated service lives, measured in years, except for rail which is measured in millions of gross tons per mile. The Company follows the group method of depreciation whereby a single composite depreciation rate is applied to the gross investment in a class of similar assets, despite small differences in the service life or salvage value of individual property units within the same asset class.
Intangible assets amortization method	straight-line basis
Intangible assets
Intangible assets, useful life, minimum (in years)	40
Intangible assets, useful life, maximum (in years)	50
Pensions
Pension Plan amortization of cumulative net actuarial gains and losses	10.00%
Postretirement benefits amortization of cumulative net actuarial gains and losses	10.00%

Accounting Changes (Details) (CAD) In Millions, except Per Share data, unless otherwise specified	1 Months Ended
	Jan. 31, 2009	Dec. 31, 2009
Notes To Financial Statements [Abstract]
Approximate costs incurred to acquire Elgin, Joliet and Eastern Railway Company including costs to obtain regulatory approval		49
Decrease in net income due to change in accounting policy	28
Decrease in net income on basic earnings per share due to change in accounting policy (in dollars per share)	0.06
Decrease in net income on diluted earnings per share due to change in accounting policy (in dollars per share)	0.06
Decrease in Other current assets due to change in accounting policy	46

Acquisition (Details) In Millions, unless otherwise specified	12 Months Ended			0 Months Ended	1 Months Ended
	Dec. 31, 2011 CAD	Dec. 31, 2010 CAD	Dec. 31, 2009 CAD	Dec. 31, 2009 Elgin, Joliet and Eastern Railway Company (EJ and E) [Member] CAD	Jan. 31, 2009 Elgin, Joliet and Eastern Railway Company (EJ and E) [Member] USD ($)	Jan. 31, 2009 Elgin, Joliet and Eastern Railway Company (EJ and E) [Member] CAD
Acquisition [Line Items]
Accounting method used to account for this acquisition				The Company accounted for the acquisition using the acquisition method of accounting pursuant to FASB ASC 805, “Business Combinations,” which the Company adopted on January 1, 2009.
Approximate costs incurred in 2009 to acquire EJ and E			49	49
2009 revenues of EJ And E included in the Company's Consolidated Statement of Income				74
2009 net income of EJ and E included in the Company's Consolidated Statement of Income				12
Length of short-line railway of EJ and E (in miles)					198	198
Consideration
Cash	0	0	373		300	373
Fair value of total consideration transferred					300
Recognized amounts of identifiable assets acquired and liabilities assumed [Abstract]
Current assets					4
Properties					310
Current liabilities					(4)
Other noncurrent liabilities					(10)
Total identifiable net assets					$ 300

Accounts receivable (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable
Freight	630	585
Non-freight	206	211
Gross accounts receivable	836	796
Allowance for doubtful accounts	(16)	(21)
Net accounts receivable	820	775
Program maximum cash proceeds from securitization of accounts receivable upon initiation of five-year agreement, which expired on May 31, 2011 and was not renewed	600

Properties (Details)	12 Months Ended		1 Months Ended
	Dec. 31, 2011 CAD	Dec. 31, 2010 CAD	Aug. 31, 2011 IC RailMarineTerminal [Member] USD ($)	Aug. 31, 2011 IC RailMarineTerminal [Member] CAD	Mar. 31, 2011 Lakeshore East [Member] CAD	Mar. 31, 2010 Oakville Subdivision [Member] CAD	Nov. 30, 2009 Lower Newmarket Subdivision [Member] CAD	Mar. 31, 2009 Weston Subdivision [Member] CAD	Dec. 31, 2011 Track and roadway [Member] CAD		Dec. 31, 2010 Track and roadway [Member] CAD		Dec. 31, 2011 Rolling stock [Member] CAD	Dec. 31, 2010 Rolling stock [Member] CAD	Dec. 31, 2011 Buildings [Member] CAD	Dec. 31, 2010 Buildings [Member] CAD	Dec. 31, 2011 Information technology [Member] CAD	Dec. 31, 2010 Information technology [Member] CAD	Dec. 31, 2011 Other [Member] CAD	Dec. 31, 2010 Other [Member] CAD	Dec. 31, 2011 Track and roadway [Member] CAD		Dec. 31, 2010 Track and roadway [Member] CAD		Dec. 31, 2011 Rolling stock [Member] CAD	Dec. 31, 2010 Rolling stock [Member] CAD	Dec. 31, 2011 Buildings [Member] CAD	Dec. 31, 2010 Buildings [Member] CAD	Dec. 31, 2011 Information technology [Member] CAD		Dec. 31, 2010 Information technology [Member] CAD		Dec. 31, 2011 Other [Member] CAD	Dec. 31, 2010 Other [Member] CAD
Schedule of Property, Plant, and Equipment [Line Items]
Annual rate (in hundredths)																					2.00%				4.00%		2.00%		12.00%				6.00%
Cost	33,821,000,000	32,470,000,000																			25,534,000,000	[1]	24,568,000,000	[1]	4,923,000,000	4,843,000,000	1,220,000,000	1,148,000,000	931,000,000	[2]	854,000,000	[2]	1,213,000,000	1,057,000,000
Accumulated depreciation	9,904,000,000	9,553,000,000																			6,903,000,000		6,744,000,000		1,668,000,000	1,565,000,000	473,000,000	467,000,000	383,000,000		330,000,000		477,000,000	447,000,000
Net	23,917,000,000	22,917,000,000																			18,631,000,000		17,824,000,000		3,255,000,000	3,278,000,000	747,000,000	681,000,000	548,000,000		524,000,000		736,000,000	610,000,000
Schedule Of Capital Leases [Line Items]
Cost	1,772,000,000	1,794,000,000							417,000,000	[3]	427,000,000	[3]	1,144,000,000	1,129,000,000	109,000,000	108,000,000	0	0	102,000,000	130,000,000
Accumulated depreciation	396,000,000	371,000,000							48,000,000		43,000,000		317,000,000	287,000,000	16,000,000	13,000,000	0	0	15,000,000	28,000,000
Net	1,376,000,000	1,423,000,000							369,000,000		384,000,000		827,000,000	842,000,000	93,000,000	95,000,000	0	0	87,000,000	102,000,000
Cost of land included in track and roadway properties	1,798,000,000	1,712,000,000
Software development costs	94,000,000	79,000,000
Cost of land included in track and roadway properties with right-of-way access recorded as capital lease	108,000,000	108,000,000
Approximate number of depreciable asset classes	40
Significant Disposals of property, plant and equipment [Line Items]
Ic Rail Marine Terminal Disposal Agreement			10-year rail transportation agreement	10-year rail transportation agreement
Disposal date of property, plant and equipment			Aug 1, 2011	Aug 1, 2011	Mar 1, 2011	Mar 1, 2010	Nov 1, 2009	Mar 1, 2009
Proceeds from disposal of property, plant and equipment			73,000,000	70,000,000	299,000,000	168,000,000	71,000,000	160,000,000
Escrow reserve which was entirely released						24,000,000		50,000,000
Gain on disposals of properties				60,000,000	288,000,000	152,000,000	69,000,000	157,000,000
Gain, after tax, on disposition of property, plant and equipment				38,000,000	254,000,000	131,000,000	59,000,000	135,000,000

[1]	Includes the cost of land of $1,798 million and $1,712 million as at December 31, 2011 and 2010, respectively.
[2]	The Company capitalized $94 million in 2011 and $79 million in 2010 of internally developed software costs pursuant to ASC 350-40, “Intangibles – Goodwill and Other, Internal – Use Software.”
[3]	Includes $108 million of right-of-way access in both years.

Intangible and other assets (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Intangible and other assets [Abstract]
Deferred and long-term receivables	98		101
Intangible assets	54	[1]	54	[1]
Investments	31	[2]	25	[2]
Pension asset (Note 12)	0		442
Other	78		77
Total Intangible and other assets	261		699
Investments [Abstract]
Investments, equity method	21		21
Investments, cost method	10		4

[1]	Intangible assets consist mainly of customer contracts and relationships assumed through past acquisitions.
[2]	As at December 31, 2011, the Company had $21 million ($21 million as at December 31, 2010) of investments accounted for under the equity method and $10 million ($4 million as at December 31, 2010) of investments accounted for under the cost method.

Accounts payable and other (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Accounts payable and other [Abstract]
Trade payables	445	383
Payroll-related accruals	343	292
Income and other taxes	130	170
Accrued interest	123	104
Accrued charges	121	97
Personal injury and other claims provisions (Note 17)	84	83
Stock-based incentives liability (Note 11)	84	37
Environmental provisions (Note 17)	63	34	38
Other postretirement benefits liability (Note 12)	18	18
Other	169	148
Total accounts payable and other	1,580	1,366

Other liabilities and deferred credits (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other liabilities and deferred credits [Line items]
Personal injury and other claims provisions, net of current portion (Note 17)	226	263
Stock-based incentives liability, net of current portion (Note 11)	180	162
Environmental provisions, net of current portion (Note 17)	89	116
Deferred credits and other	267	282
Total other liabilities and deferred credits	762	823

Long-term debt (Details)	12 Months Ended						12 Months Ended				12 Months Ended							12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended					12 Months Ended				12 Months Ended			12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CAD		Dec. 31, 2010 USD ($)	Dec. 31, 2010 CAD		Dec. 31, 2011 Equipment lease assets [Member] CAD	Dec. 31, 2010 Equipment lease assets [Member] CAD	Dec. 31, 2011 Letter of Credit [Member] CAD	Dec. 31, 2010 Letter of Credit [Member] CAD	Dec. 31, 2011 Revolving Credit Facility [Member] USD ($)	Dec. 31, 2011 Revolving Credit Facility [Member] CAD	Dec. 31, 2011 Total US denominated Debentures and Notes [Member] USD ($)	Dec. 31, 2011 Total US denominated Debentures and Notes [Member] CAD	Dec. 31, 2010 Total US denominated Debentures and Notes [Member] CAD	Dec. 31, 2011 Total debentures and notes [Member] CAD	Dec. 31, 2010 Total debentures and notes [Member] CAD	Dec. 31, 2011 Commercial Paper [Member] USD ($)	Dec. 31, 2011 Commercial Paper [Member] CAD		Dec. 31, 2010 Commercial Paper [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2011 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2011 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2011 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2013 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2013 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2013 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2014 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2014 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2014 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2016 Notes 5Yr [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2016 Notes 5Yr [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2016 Notes 5Yr [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2016 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2016 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2016 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2017 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2017 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2017 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2018 Notes 10 Yr [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2018 Notes 10 Yr [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2018 Notes 10 Yr [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2018 Notes 20 Yr[Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2018 Notes 20 Yr[Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2018 Notes 20 Yr[Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2019 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2019 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2019 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2021 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2021 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2021 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2028 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2028 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2028 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2034 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2034 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2034 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2036 Notes [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2036 Notes [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2036 Notes [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2023 Debentures [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2023 Debentures [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2023 Debentures [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2031 Debentures [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2031 Debentures [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2031 Debentures [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2037 Debentures [Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Debentures and notes [Member] Canadian National 2037 Debentures [Member] CAD		Dec. 31, 2010 Canadian National series[Member] Debentures and notes [Member] Canadian National 2037 Debentures [Member] CAD		Dec. 31, 2011 Canadian National series[Member] Puttable Reset Securities PURSsm [Member] Canadian National 2036 Puttable Reset Securities[Member] USD ($)	Dec. 31, 2011 Canadian National series[Member] Puttable Reset Securities PURSsm [Member] Canadian National 2036 Puttable Reset Securities[Member] CAD		Dec. 31, 2010 Canadian National series[Member] Puttable Reset Securities PURSsm [Member] Canadian National 2036 Puttable Reset Securities[Member] CAD		Dec. 31, 2011 Illinois Central series [Member] Debentures and notes [Member] IC 2056 Income Debentures [Member] USD ($)	Dec. 31, 2011 Illinois Central series [Member] Debentures and notes [Member] IC 2056 Income Debentures [Member] CAD		Dec. 31, 2010 Illinois Central series [Member] Debentures and notes [Member] IC 2056 Income Debentures [Member] CAD		Dec. 31, 2010 Illinois Central series [Member] Debentures and notes [Member] Illinois Central 2096 Debentures [Member] CAD	Dec. 31, 2011 Illinois Central series [Member] Debentures and notes [Member] Illinois Central 2096 Debentures [Member] USD ($)	Dec. 31, 2011 Illinois Central series [Member] Debentures and notes [Member] Illinois Central 2096 Debentures [Member] CAD		Dec. 31, 2011 BC Rail series [Member] Subordinated Notes [Member] BC Rail 2094 Subordinated Notes [Member] CAD	Dec. 31, 2010 BC Rail series [Member] Subordinated Notes [Member] BC Rail 2094 Subordinated Notes [Member] CAD		Dec. 31, 2011 Other [Member] Capital lease obligations and other [Member] CAD		Dec. 31, 2010 Other [Member] Capital lease obligations and other [Member] CAD
Debt Instrument [Line Items]
Interest rate																							6.38%	6.38%				4.40%	4.40%				4.95%	4.95%				1.45%	1.45%				5.80%	5.80%				5.85%	5.85%				5.55%	5.55%				6.80%	6.80%				5.55%	5.55%				2.85%	2.85%				6.90%	6.90%				6.25%	6.25%				6.20%	6.20%				7.63%	7.63%				7.38%	7.38%				6.38%	6.38%				6.71%	6.71%				5.00%	5.00%					7.70%	7.70%
Non-Interest Bearing																																																																																																																					Non-interest bearing
Term of Issuance																							10	10				10	10				6	6				5	5				10	10				10	10				10	10				20	20				10	10				10	10				30	30				30	30				30	30				30	30				30	30				30	30									99	99					100	100		90
Maturity Date of Long-term debt																							Oct 15, 2011	Oct 15, 2011				Mar 15, 2013	Mar 15, 2013				Jan 15, 2014	Jan 15, 2014				Dec 15, 2016	Dec 15, 2016				Jun 1, 2016	Jun 1, 2016				Nov 15, 2017	Nov 15, 2017				May 15, 2018	May 15, 2018				Jul 15, 2018	Jul 15, 2018				Mar 1, 2019	Mar 1, 2019				Dec 15, 2021	Dec 15, 2021				Jul 15, 2028	Jul 15, 2028				Aug 1, 2034	Aug 1, 2034				Jun 1, 2036	Jun 1, 2036				May 15, 2023	May 15, 2023				Oct 15, 2031	Oct 15, 2031				Nov 15, 2037	Nov 15, 2037				Jul 15, 2036	Jul 15, 2036				Dec 1, 2056	Dec 1, 2056				Sep 15, 2096				Jul 14, 2094
Outstanding US dollar denominated amount													$ 5,457,000,000										$ 0					$ 400,000,000					$ 325,000,000					$ 300,000,000					$ 250,000,000					$ 250,000,000					$ 325,000,000					$ 200,000,000					$ 550,000,000					$ 400,000,000					$ 475,000,000					$ 500,000,000					$ 450,000,000					$ 150,000,000					$ 200,000,000					$ 300,000,000					$ 250,000,000					$ 7,000,000						$ 125,000,000
Debt instrument principal outstanding balance														5,550,000,000	5,129,000,000	6,392,000,000	5,971,000,000		82,000,000	[1],[2]	0	[1],[2]		0	[3],[4]	398,000,000	[3],[4]		407,000,000	[3],[4]	398,000,000	[3],[4]		331,000,000	[3],[4]	323,000,000	[3],[4]		305,000,000	[3],[4]	0	[3],[4]		254,000,000	[3],[4]	249,000,000	[3],[4]		254,000,000	[3],[4]	249,000,000	[3],[4]		331,000,000	[3],[4]	323,000,000	[3],[4]		203,000,000	[3],[4]	199,000,000	[3],[4]		559,000,000	[3],[4]	547,000,000	[3],[4]		407,000,000	[3],[4]	0	[3],[4]		483,000,000	[3],[4]	472,000,000	[3],[4]		509,000,000	[3],[4]	497,000,000	[3],[4]		458,000,000	[3],[4]	448,000,000	[3],[4]		153,000,000	[3]	149,000,000	[3]		203,000,000	[3],[4]	199,000,000	[3],[4]		305,000,000	[3],[4]	298,000,000	[3],[4]		254,000,000	[3],[4]	249,000,000	[3],[4]		7,000,000	[3]	7,000,000	[3]	124,000,000 [3]		127,000,000	[3]	842,000,000 [5]	842,000,000	[5]	957,000,000	[6]	952,000,000	[6]
Debt instrument principal outstanding before unamortized discount		7,431,000,000			6,923,000,000
Net unamortized discount		855,000,000			852,000,000
Total debt		6,576,000,000	[7]		6,071,000,000	[7]
Current portion of long-term debt		135,000,000			540,000,000
Total long-term debt		6,441,000,000			5,531,000,000
Discounted Debt [Abstract]
Discounted debt on non-interest bearing 90 year subordinated note																																																																																																																					8,000,000
Imputed interest rate on non-interest bearing 90 year subordinated note																																																																																																																					5.75%
Discount included in the net unamortized discount for the non-interest bearing 90 year subordinated note																																																																																																																					834,000,000
Commercial Paper [Abstract]
Maximum aggregate principal amount of commercial paper that the Company is able to issue																			800,000,000
Commercial paper program																		The Company has a commercial paper program, which is backed by its revolving credit facility, enabling it to issue commercial paper up to a maximum aggregate principal amount of $800 million, or the US dollar equivalent.	The Company has a commercial paper program, which is backed by its revolving credit facility, enabling it to issue commercial paper up to a maximum aggregate principal amount of $800 million, or the US dollar equivalent.
Commercial paper outstanding																		81,000,000	82,000,000
Commercial Paper Weighted average interest rate																		0.20%	0.20%
Interest rate for capital lease obligations, minimum	0.70%	0.70%																																																																																																																						0.70%
Interest rate for capital lease obligations, maximum	11.80%	11.80%																																																																																																																						11.80%
Capital lease obligations maturity start date																																																																																																																								2012
Capital lease obligations maturity end date																																																																																																																								2037
Interest imputed on capital leases		299,000,000																																																																																																																						299,000,000		342,000,000
Net carrying amount of properties which secures the capital lease obligations																																																																																																																								993,000,000		1,036,000,000
Aggregate amount of US denominated debt payable in US dollars	6,295,000,000	6,402,000,000		5,914,000,000	5,882,000,000
Aggregate amount of US denominated debt relating to capital leases and other debt payable in US dollars	757,000,000			757,000,000
Line of Credit Facility [Line Items]
Revolving credit facility, initiation date											May 2011	May 2011
Revolving credit facility, borrowing capacity		800,000,000										800,000,000
Revolving credit facility, additional borrowing capacity												500,000,000
Revolving credit facility, expiration date											4	4
Revolving credit facility, interest rate description											provides for borrowings at various interest rates, including the Canadian prime rate, bankers’ acceptance rates, the U.S. federal funds effective rate and the London Interbank Offer Rate, plus applicable margins	provides for borrowings at various interest rates, including the Canadian prime rate, bankers’ acceptance rates, the U.S. federal funds effective rate and the London Interbank Offer Rate, plus applicable margins
Revolving credit facility, covenant terms											The credit facility agreement has one financial covenant, which limits debt as a percentage of total capitalization	The credit facility agreement has one financial covenant, which limits debt as a percentage of total capitalization
Revolving credit facility compliance description											the Company is in compliance	the Company is in compliance
Revolving credit facility, previous borrowing capacity											1,000,000,000
Revolving credit facility, previous expiration date											October 2011	October 2011
Schedule Of Short Term And Long Term Debt Letters Of Credit [Line Items]
Letters Of Credit Drawn									499,000,000	436,000,000
Bilateral letter of credit facilities, description									the Company entered into a series of three-year bilateral letter of credit facility agreements with various banks to support its requirements to post letters of credit in the ordinary course of business
Bilateral letter of credit facilities, maximum borrowing capacity									520,000,000
Bilateral letter of credit facilities, collateral									Under these agreements, the Company has the option from time to time to pledge collateral in the form of cash or cash equivalents, for a minimum term of three months, equal to at least the face value of the letters of credit issued.
Minimum term for which collateral in the form of cash and cash equivalents is pledged for.									3
Restricted cash and cash equivalents		499,000,000			0
Bilateral letter of credit facilities, initiation date									April 2011
Bilateral letter of credit facilities, expiration date									3
Capital Leases [Abstract]
Capital lease assets acquired in period							87,000,000	132,000,000

[1]	G. In May 2011, the Company entered into a $800 million four-year revolving credit facility agreement with a consortium of lenders. The agreement allows for an increase in amount, up to a maximum of $500 million, as well as the option to extend the term by an additional year at each anniversary date, subject to the consent of individual lenders. The credit facility, containing customary terms and conditions, is available for general corporate purposes, including back-stopping the Company’s commercial paper program, and provides for borrowings at various interest rates, including the Canadian prime rate, bankers’ acceptance rates, the U.S. federal funds effective rate and the London Interbank Offer Rate, plus applicable margins. The credit facility agreement has one financial covenant, which limits debt as a percentage of total capitalization, and with which the Company is in compliance. This facility replaces the US$1 billion credit facility that was scheduled to expire in October 2011. As at December 31, 2011 and December 31, 2010, the Company had no outstanding borrowings under its revolving credit facility.
[2]	H. The Company has a commercial paper program, which is backed by its revolving credit facility, enabling it to issue commercial paper up to a maximum aggregate principal amount of $800 million, or the US dollar equivalent. As at December 31, 2011, the Company had borrowings of $82 million (US$81 million) of commercial paper (nil as at December 31, 2010) which were presented in Current portion of long-term debt on the Balance Sheet. The weighted-average interest rate on these borrowings was 0.20%.
[3]	A. The Company’s debentures, notes and revolving credit facility are unsecured.
[4]	B. These debt securities are redeemable, in whole or in part, at the option of the Company, at any time, at the greater of par and a formula price based on interest rates prevailing at the time of redemption.
[5]	C. The Company records these notes as a discounted debt of $8 million, using an imputed interest rate of 5.75%. The discount of $834 million is included in the net unamortized discount.
[6]	D. During 2011, the Company recorded $87 million in assets it acquired through equipment leases ($132 million in 2010), for which an equivalent amount was recorded in debt. Interest rates for capital lease obligations range from approximately 0.7% to 11.8% with maturity dates in the years 2012 through 2037. The imputed interest on these leases amounted to $299 million as at December 31, 2011 and $342 million as at December 31, 2010. The capital lease obligations are secured by properties with a net carrying amount of $993 million as at December 31, 2011 and $1,036 million as at December 31, 2010.
[7]	See Note 18 - Financial Instruments, for the fair value of debt.

Long-term debt (Details 1) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Long Term Debt Maturities [Line Items]
2012	135	[1]
2013	512
2014	537
2015	81
2016	826
2017 and thereafter	4,485
Total debt	6,576	[2]	6,071	[2]
Capital Leases [Member]
Long Term Debt Maturities [Line Items]
2012	53	[1]
2013	108
2014	209
2015	81
2016	269
2017 and thereafter	235
Total debt	955
Debt [Member]
Long Term Debt Maturities [Line Items]
2012	82	[1]
2013	404
2014	328
2015	0
2016	557
2017 and thereafter	4,250
Total debt	5,621

[1]	Current portion of long-term debt.
[2]	See Note 18 - Financial Instruments, for the fair value of debt.

Capital stock (Detail) (CAD) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Issued and outstanding common shares [Abstract]
Shareholders', common share, beginning balance (in shares)	459.4		471		468.2
Number of shares repurchased through buyback programs (in shares)	(19.9)	[1]	(15)	[1]	0	[1]
Stock options exercised (in shares)	2.6		3.4		2.8
Shareholders', common share, ending balance (in shares)	442.1		459.4		471
Share Repurchase Programs [Abstract]
Number of common shares (in shares)	19.9	[1]	15	[1]	0	[1]
Weighted-average price per share (in dollars per share)	71.33	[2]	60.86	[2]	0	[2]
Amount of repurchase	1,420		913		0
Shares approved for repurchase in previous share repurchase program (in shares)	16.5
Previous share repurchase program initiation date	January 2011
Previous share repurchase program expiration date	Sep 30, 2011
Shares approved for repurchase in share repurchase program (in shares)	17
Share repurchase program expiration date	between October 28, 2011 and October 27, 2012
Share repurchase program initiation date	October 2011

[1]	Includes common shares purchased in the first and fourth quarters of 2011 and in the second and third quarters of 2010 pursuant to private agreements between the Company and arm's-length third-party sellers.
[2]	Includes brokerage fees.

Stock Plans - Employee Share Investment Plan (Details) (Employee Share Investment Plan [Member], CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 participants	Dec. 31, 2010 participants	Dec. 31, 2009 participants
Employee Share Investment Plan [Member]
Share Based Compensation Arrangement By Employee Share Investment Plan Disclosures [Line Items]
Maximum percentage of gross salary employee can contribute toward purchase of Company common stock (in hundredths)	10.00%
Maximum percentage of additional contribution made by the Company of amount invested by employee (in hundredths)	35.00%
Maximum percentage of gross salary employer can contribute toward purchase of Company common stock (in hundredths)	6.00%
Number of employees participating in plan and holding shares at balance sheet date	16,218	14,997	14,152
Number of shares purchased for employees under employee share investment plan, including employer contributions	1.3	1.3	1.6
Expense for Company contribution during period under employee share investment plan	21	19	18

Stock Plans - Stock based compensation plans (Details) (CAD) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Total compensation expense and related tax benefit for all plans [Abstract]
Total stock-based compensation expense	112		104		90
Tax benefit recognized in income	24		27		26
Share based payment award, options, additional disclosures [Abstract]
Entity's closing stock price at end of period (in dollars per share)	80.15
Total intrinsic value	122		125		93
Cash received upon exercise of options	68		87		53
Related excess tax benefit realized	9		28		20
Stock price volatility [Abstract]
Amount of increase in Company's stock price used for sensitivity analysis which would impact stock based compensation expense for cash settlement awards	1
Amount of increase in Company's stock based compensation expense if stock price increased by $1	3
Amount of decrease in Company's stock price used for sensitivity analysis which would reduce stock based compensation expense for cash settlement awards	1
Amount of reduction in Company's stock based compensation expense if stock price decreased by $1	4
Cash settlement awards [Member]
Total compensation expense and related tax benefit for all plans [Abstract]
Total stock-based compensation expense	102		95		76
Cash settlement awards [Member] | RSUs [Member]
Total compensation expense and related tax benefit for all plans [Abstract]
Total stock-based compensation expense	81		77		43
Units granted during the period (in shares)	0.5		0.5		0.9
The number of years in the plan period prior to payout of the units (in years)	3
Minimum performance vesting factor range, based on return on invested capital (in hundredths)	0.00%
Maximum performance vesting factor range, based on return on invested capital (in hundredths)	150.00%
Number of days used to calculate the Company's average closing share price as of a predesignated date (in days)	20
Number of units remained authorized for future issuance under plan (in shares)	0.2
Number of last months in period for calculating average stock price used in determining if payout condition is met (in months)	3
Suspended RSU payout to former CEO pending on legal proceedings	18
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested [Roll Forward]
Beginning shares outstanding nonvested (in shares)	1.3
Units granted during the period (in shares)	0.5		0.5		0.9
Vested during year (in shares)	(0.9)
Ending shares outstanding non vested (in shares)	0.9		1.3
Share-based compensation arrangement by share-based payment award, equity instruments other than options, vested [Roll Forward]
Beginning shares outstanding vested (in shares)	0.7
Granted (Payout) (in shares)	(0.7)
Vested (in shares)	0.9
Ending shares outstanding vested	0.9		0.7
Cash settlement awards [Member] | Voluntary incentive deferral plan [Member]
Total compensation expense and related tax benefit for all plans [Abstract]
Total stock-based compensation expense	21		18		33
Units granted during the period (in shares)	0
Number of days used to calculate the Company's average closing share price as of a predesignated date (in days)	20
Percentage of additional units to be granted by the Company to senior management for amount elected (in hundredths)	25.00%
The number of years in the plan period over which amounts elected in units will vest	4
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested [Roll Forward]
Beginning shares outstanding nonvested (in shares)	0
Units granted during the period (in shares)	0
Vested during year (in shares)	0
Ending shares outstanding non vested (in shares)	0		0
Share-based compensation arrangement by share-based payment award, equity instruments other than options, vested [Roll Forward]
Beginning shares outstanding vested (in shares)	1.5
Granted (Payout) (in shares)	(0.1)
Vested (in shares)	0
Ending shares outstanding vested	1.4		1.5
Stock option awards [Member]
Total compensation expense and related tax benefit for all plans [Abstract]
Total stock-based compensation expense	10		9		14
Number of units remained authorized for future issuance under plan (in shares)	11
The number of years in the plan period over which amounts elected in units will vest	over a period of four years of
Share-based compensation arrangement by share-based payment award, options, general and additional disclosures [Abstract]
Maximum period from grant date in which stock options are exercisable (in years)	10
Period of time (in months) options are generally not exercisable	12
Conventional stock options company granted to designated senior management employees during period (in shares)	0.6		0.7		1.2
Total number of conventional stock options outstanding at end of period (in shares)	5.3
Total number of performance-accelerated stock options outstanding at end of period (in shares)	1.6
Share base payment award, options outstanding [Roll Forward]
Options outstanding at beginning of period (in shares)	8.9	[1]
Granted (in shares)	0.6		0.7		1.2
Exercised (in shares)	(2.6)
Options outstanding at end of period (in shares)	6.9	[1]	8.9	[1]
Options exercisable at end of period (in shares)	4.9	[1]
Share base payment award, options outstanding-Nonvested [Roll Forward]
Nonvested options outstanding at beginning of period (in shares)	2.3	[1]
Granted (in shares)	0.6
Vested (in shares)	(0.9)
Nonvested options outstanding at end of period (in shares)	2	[1]	2.3	[1]
Share based payment award, options, additional disclosures [Abstract]
Weighted average exercise price per share of options outstanding at beginning of period	34.23	[1]
Weighted average exercise price per share of options granted during period	68.94
Weighted average exercise price per share of options exercised during period	26.94
Weighted average exercise price per share of options outstanding at end of period	40.8	[1]	34.23	[1]
Weighted average exercise price per share of options exercisable at end of period	35.58	[1]
Weighted average grant date fair value per share of nonvested options outstanding at beginning of period (in dollars per share)	12.8	[1]
Weighted average grant date fair value per share of nonvested options granted during the period (in dollars per share)	15.66
Weighted average grant date fair value per share of nonvested options that vested during the period (in dollars per share)	12.83
Weighted average grant date fair value per share of options outstanding at end of period (in dollars per share)	13.71	[1]	12.8	[1]

[1]	Stock options with a US dollar exercise price have been translated to Canadian dollars using the foreign exchange rate in effect at the balance sheet date.

Stock Plans - Cash settled awards (Details) (CAD) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Share Based Compensation Arrangement By Share Based Payment Award Expense Cost Liability Fair Value By Equity Other Than Options Grants In Period [Line Items]
Stock based compensation expense (recovery) recognized over requisite service period	102		95		76
Liability outstanding	264		199
Fair value of awards vested during the year	83		38		41
Unrecognized compensation cost on nonvested awards at end of period	35
Assumptions [Abstract]
Entity's closing stock price at end of period	80.15
Valuation method used in calculating compensation cost	Black-Scholes option-pricing model
RSUs [Member]
Assumptions [Abstract]
Valuation method used in calculating compensation cost	lattice-based valuation model
RSUs [Member] | Granted in year 2011 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Expense Cost Liability Fair Value By Equity Other Than Options Grants In Period [Line Items]
Stock based compensation expense (recovery) recognized over requisite service period	19	[1]
Liability outstanding	19	[1]
Fair value per unit	60.48	[1]
Fair value of awards vested during the year	0	[1]
Unrecognized compensation cost on nonvested awards at end of period	20	[1]
Remaining recognition period for unrecognized compensation cost on nonvested awards at end of period (years)	2	[1]
Assumptions [Abstract]
Entity's closing stock price at end of period	80.15	[1],[2]
Expected stock price volatility	18.00%	[1],[2],[3]
Expected term (years)	2	[1],[2],[4]
Risk-free interest rate	0.95%	[1],[2],[5]
Dividend rate per share (in dollars per share)	1.3	[1],[2],[6]
RSUs [Member] | Granted in year 2010 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Expense Cost Liability Fair Value By Equity Other Than Options Grants In Period [Line Items]
Stock based compensation expense (recovery) recognized over requisite service period	27	[1]	17	[1]
Liability outstanding	44	[1]	17	[1]
Fair value per unit	77.59	[1]
Fair value of awards vested during the year	0	[1]	0	[1]
Unrecognized compensation cost on nonvested awards at end of period	14	[1]
Remaining recognition period for unrecognized compensation cost on nonvested awards at end of period (years)	1	[1]
Assumptions [Abstract]
Entity's closing stock price at end of period	80.15	[1],[2]
Expected stock price volatility	18.00%	[1],[2],[3]
Expected term (years)	1	[1],[2],[4]
Risk-free interest rate	0.92%	[1],[2],[5]
Dividend rate per share (in dollars per share)	1.3	[1],[2],[6]
RSUs [Member] | Granted in year 2009 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Expense Cost Liability Fair Value By Equity Other Than Options Grants In Period [Line Items]
Stock based compensation expense (recovery) recognized over requisite service period	35	[1]	34	[1]	13	[1]
Liability outstanding	82	[1]	46	[1]
Fair value per unit	80.15	[1]
Fair value of awards vested during the year	82	[1]	0	[1]	0	[1]
Unrecognized compensation cost on nonvested awards at end of period	0	[1]
Assumptions [Abstract]
Entity's closing stock price at end of period	80.15	[1],[2]
Number of days used to calculate the Company's average closing share price as of a predesignated date (in days)	20
Actual performance vesting percentage, based on return on invested capital (in hundredths)	120.00%
Payout under the restricted share unit compensation plan	80
RSUs [Member] | Granted in year 2008 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Expense Cost Liability Fair Value By Equity Other Than Options Grants In Period [Line Items]
Stock based compensation expense (recovery) recognized over requisite service period	0	[1]	26	[1]	3	[1]
Liability outstanding			37	[1]
Fair value of awards vested during the year			37	[1]	0	[1]
RSUs [Member] | Granted in year 2007 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Expense Cost Liability Fair Value By Equity Other Than Options Grants In Period [Line Items]
Stock based compensation expense (recovery) recognized over requisite service period			0	[1]	29	[1]
Fair value of awards vested during the year					38	[1]
RSUs [Member] | Granted in year 2006 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Expense Cost Liability Fair Value By Equity Other Than Options Grants In Period [Line Items]
Stock based compensation expense (recovery) recognized over requisite service period					(2)	[1]
VIDP [Member]
Share Based Compensation Arrangement By Share Based Payment Award Expense Cost Liability Fair Value By Equity Other Than Options Grants In Period [Line Items]
Stock based compensation expense (recovery) recognized over requisite service period	21	[7]	18	[7]	33	[7]
Liability outstanding	119	[7]	99	[7]
Fair value per unit	80.15	[7]
Fair value of awards vested during the year	1	[7]	1	[7]	3	[7]
Unrecognized compensation cost on nonvested awards at end of period	1	[7]
Assumptions [Abstract]
Entity's closing stock price at end of period	80.15	[2],[7]
Percentage of grants remaining in which the remaining recognition period has not been quantified	25.00%

[1]	Compensation cost is based on the fair value of the awards at period-end using the lattice-based valuation model that uses the assumptions as presented herein.
[2]	Assumptions used to determine fair value are at December 31, 2011.
[3]	Based on the historical volatility of the Company's stock over a period commensurate with the expected term of the award.
[4]	Represents the remaining period of time that awards are expected to be outstanding.
[5]	Based on the implied yield available on zero-coupon government issues with an equivalent term commensurate with the expected term of the awards.
[6]	Based on the annualized dividend rate.
[7]	Compensation cost is based on intrinsic value.

Stock Plans - Options Range of exercise prices (Details) (CAD) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Entity's closing stock price at end of period	80.15
Options Outstanding [Abstract]
Number of options outstanding	6.9	[1]
Weighted-average years to expiration of options outstanding	4.8	[1]
Weighted average exercise price of options outstanding	40.8	[1]
Aggregate intrinsic value of options outstanding	270	[1]
Options Exercisable [Abstract]
Number of exercisable options	4.9	[1]
Weighted average exercise price of exercisable options	35.58	[1]
Aggregate intrinsic value of exercisable options	217	[1]
Weighted-average years to expiration of exercisable options (years)	3.5
Range of Exercise Prices 1 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Minimum price of options outstanding, end of the period	11.63
Maximum price of options outstanding, end of the period	20.51
Options Outstanding [Abstract]
Number of options outstanding	1.5
Weighted-average years to expiration of options outstanding	1.1
Weighted average exercise price of options outstanding	20.42
Aggregate intrinsic value of options outstanding	92
Options Exercisable [Abstract]
Number of exercisable options	1.5
Weighted average exercise price of exercisable options	20.42
Aggregate intrinsic value of exercisable options	92
Range of Exercise Prices 2 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Minimum price of options outstanding, end of the period	20.52
Maximum price of options outstanding, end of the period	30.19
Options Outstanding [Abstract]
Number of options outstanding	0.6
Weighted-average years to expiration of options outstanding	1
Weighted average exercise price of options outstanding	26.67
Aggregate intrinsic value of options outstanding	29
Options Exercisable [Abstract]
Number of exercisable options	0.6
Weighted average exercise price of exercisable options	26.67
Aggregate intrinsic value of exercisable options	29
Range of Exercise Prices 3 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Minimum price of options outstanding, end of the period	30.2
Maximum price of options outstanding, end of the period	40.22
Options Outstanding [Abstract]
Number of options outstanding	0.9
Weighted-average years to expiration of options outstanding	5.9
Weighted average exercise price of options outstanding	35.18
Aggregate intrinsic value of options outstanding	40
Options Exercisable [Abstract]
Number of exercisable options	0.5
Weighted average exercise price of exercisable options	35.46
Aggregate intrinsic value of exercisable options	24
Range of Exercise Prices 4 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Minimum price of options outstanding, end of the period	40.23
Maximum price of options outstanding, end of the period	50.69
Options Outstanding [Abstract]
Number of options outstanding	2
Weighted-average years to expiration of options outstanding	5.6
Weighted average exercise price of options outstanding	46.11
Aggregate intrinsic value of options outstanding	69
Options Exercisable [Abstract]
Number of exercisable options	1.6
Weighted average exercise price of exercisable options	46.28
Aggregate intrinsic value of exercisable options	54
Range of Exercise Prices 5 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Minimum price of options outstanding, end of the period	50.7
Maximum price of options outstanding, end of the period	78.24
Options Outstanding [Abstract]
Number of options outstanding	1.9
Weighted-average years to expiration of options outstanding	7.5
Weighted average exercise price of options outstanding	58.74
Aggregate intrinsic value of options outstanding	40
Options Exercisable [Abstract]
Number of exercisable options	0.7
Weighted average exercise price of exercisable options	52.5
Aggregate intrinsic value of exercisable options	18

[1]	Stock options with a US dollar exercise price have been translated to Canadian dollars using the foreign exchange rate in effect at the balance sheet date. As at December 31, 2011, all stock options outstanding were in-the-money. The weighted-average years to expiration of exercisable stock options is 3.5 years.

Stock Plans - Options Year of Grant (Details) (CAD) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Share Based Compensation Arrangement By Share Based Payment Award Valuation And Expense Information Stock Option Awards By Year Of Grant [Line Items]
Stock-based compensation expense recognized over requisite service period	10	[1]	9	[1]	14	[1]
Fair value of awards vested during the year	12		13		12
Unrecognized compensation cost on nonvested awards at end of period	10
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Valuation method used in calculating compensation cost	Black-Scholes option-pricing model
Stock Option Plans [Member] | Granted Year 2011 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Valuation And Expense Information Stock Option Awards By Year Of Grant [Line Items]
Stock-based compensation expense recognized over requisite service period	5	[1]
Fair value per unit at grant date (in dollars per share)	15.66
Fair value of awards vested during the year	0
Unrecognized compensation cost on nonvested awards at end of period	5
Remaining recognition period for unrecognized compensation cost on nonvested awards at end of period (years)	3
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Grant price	68.94
Expected stock price volatility	26.00%	[2]
Expected term (years)	5.3	[3]
Risk-free interest rate	2.53%	[4]
Dividend rate per share (in dollars per share)	1.3	[5]
Stock Option Plans [Member] | Granted in year 2010 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Valuation And Expense Information Stock Option Awards By Year Of Grant [Line Items]
Stock-based compensation expense recognized over requisite service period	2	[1]	4	[1]
Fair value per unit at grant date (in dollars per share)	13.09
Fair value of awards vested during the year	2		0
Unrecognized compensation cost on nonvested awards at end of period	3
Remaining recognition period for unrecognized compensation cost on nonvested awards at end of period (years)	2
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Grant price	54.76
Expected stock price volatility	28.00%	[2]
Expected term (years)	5.4	[3]
Risk-free interest rate	2.44%	[4]
Dividend rate per share (in dollars per share)	1.08	[5]
Stock Option Plans [Member] | Granted in year 2009 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Valuation And Expense Information Stock Option Awards By Year Of Grant [Line Items]
Stock-based compensation expense recognized over requisite service period	2	[1]	2	[1]	9	[1]
Fair value per unit at grant date (in dollars per share)	12.6
Fair value of awards vested during the year	4		4		0
Unrecognized compensation cost on nonvested awards at end of period	2
Remaining recognition period for unrecognized compensation cost on nonvested awards at end of period (years)	1
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Grant price	42.14
Expected stock price volatility	39.00%	[2]
Expected term (years)	5.3	[3]
Risk-free interest rate	1.97%	[4]
Dividend rate per share (in dollars per share)	1.01	[5]
Stock Option Plans [Member] | Granted in year 2008 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Valuation And Expense Information Stock Option Awards By Year Of Grant [Line Items]
Stock-based compensation expense recognized over requisite service period	1	[1]	2	[1]	1	[1]
Fair value per unit at grant date (in dollars per share)	12.44
Fair value of awards vested during the year	3		3		3
Unrecognized compensation cost on nonvested awards at end of period	0
Remaining recognition period for unrecognized compensation cost on nonvested awards at end of period (years)	0
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Grant price	48.51
Expected stock price volatility	27.00%	[2]
Expected term (years)	5.3	[3]
Risk-free interest rate	3.58%	[4]
Dividend rate per share (in dollars per share)	0.92	[5]
Stock Option Plans [Member] | Granted in year 2007 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Valuation And Expense Information Stock Option Awards By Year Of Grant [Line Items]
Stock-based compensation expense recognized over requisite service period	0	[1]	1	[1]	2	[1]
Fair value per unit at grant date (in dollars per share)	13.37
Fair value of awards vested during the year	3		3		3
Unrecognized compensation cost on nonvested awards at end of period	0
Remaining recognition period for unrecognized compensation cost on nonvested awards at end of period (years)	0
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Grant price	52.79
Expected stock price volatility	24.00%	[2]
Expected term (years)	5.2	[3]
Risk-free interest rate	4.12%	[4]
Dividend rate per share (in dollars per share)	0.84	[5]
Stock Option Plans [Member] | Granted in year 2006 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Valuation And Expense Information Stock Option Awards By Year Of Grant [Line Items]
Stock-based compensation expense recognized over requisite service period			0	[1]	2	[1]
Fair value per unit at grant date (in dollars per share)	13.8
Fair value of awards vested during the year			3		3
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Grant price	51.51
Expected stock price volatility	25.00%	[2]
Expected term (years)	5.2	[3]
Risk-free interest rate	4.04%	[4]
Dividend rate per share (in dollars per share)	0.65	[5]
Stock Option Plans [Member] | Granted in year 2005 [Member]
Share Based Compensation Arrangement By Share Based Payment Award Valuation And Expense Information Stock Option Awards By Year Of Grant [Line Items]
Stock-based compensation expense recognized over requisite service period					0	[1]
Fair value per unit at grant date (in dollars per share)	9.19
Fair value of awards vested during the year					3
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Grant price	36.33
Expected stock price volatility	25.00%	[2]
Expected term (years)	5.2	[3]
Risk-free interest rate	3.50%	[4]
Dividend rate per share (in dollars per share)	0.5	[5]

[1]	Compensation cost is based on the grant date fair value using the Black-Scholes option-pricing model that uses the assumptions at the grant date.
[2]	Based on the average of the historical volatility of the Company's stock over a period commensurate with the expected term of the award and the implied volatility from traded options on the Company's stock.
[3]	Represents the period of time that awards are expected to be outstanding. The Company uses historical data to estimate option exercise and employee termination, and groups of employees that have similar historical exercise behavior are considered separately.
[4]	Based on the implied yield available on zero-coupon government issues with an equivalent term commensurate with the expected term of the awards.
[5]	Based on the annualized dividend rate.

Pensions and other postretirement benefits (Details 1) (CAD)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	14,719,000,000		15,092,000,000
Actual allocation of individual plan assets	100.00%		100.00%
Expected going concern basis excess (deficit) funded status	1,000,000,000
Expected solvency basis excesss (deficit) funded status	(1,400,000,000)
Voluntary pension contributions	350,000,000
Total projected voluntary contributions for all pension plans for next fiscal year, minimum range	150,000,000
Total projected voluntary contributions for all pension plans for next fiscal year, maximum range	450,000,000
Actual contributions for all pension plans contributed in next fiscal year	250,000,000
Actual voluntary contributions for all pension plans for next fiscal year	150,000,000
Total projected contributions for all pension plans for next fiscal year, minimum range	275,000,000
Total projected contributions for all pension plans for next fiscal year, maximum range	575,000,000
Cash and short term investments policy mix (in hundredths)	2.00%
Bonds policy mix (in hundredths)	38.00%
Equity policy mix (in hundredths)	47.00%
Real estate policy mix (in hundredths)	4.00%
Oil and gas assets policy mix (in hundredths)	5.00%
Infrastructure assets policy mix (in hundredths)	4.00%
Percentage of bonds rated investment grade (in hundredths)	93.00%
Maximum percentage of equity investments allocated to an individual issuer (in hundredths)	4.00%
Maximum percentage of equity investments allocated to an industry sector (in hundredths)	21.00%
Percentage of plans exposed to the Canadian dollar	71.00%
Percentage of plans exposed to the European currencies	7.00%
Percentage of plans exposed to the US dollar	11.00%
Percentage of plans exposed to various other currencies	11.00%
Contributions for the defined contribution plans which are expensed as incurred	10,000,000		16,000,000		8,000,000
Annual retirement benefit payment due to former CEO that the Company has suspended	1,500,000
Multiemployer Plans [Abstract]
Contributions for the multiemployer benefit plan for the period	11,000,000		10,000,000		8,000,000
Description of Multiemployer Plan	Under collective bargaining agreements, the Company participates in a multiemployer benefit plan named the Railroad Employees National Early Retirement Major Medical Benefit Plan which is administered by the National Carriers’ Conference Committee (NCCC), and provides certain postretirement health care benefits to certain retirees.
Multiemployer plan annual rate per month per active employee	164.41		155.96
Multiemployer plan retirees covered	846		716
Total Investment Assets [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	14,664,000,000		15,058,000,000
Actual allocation of individual plan assets	99.70%		99.80%
Cash and short-term investments [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,026,000,000	[1]	429,000,000	[1]
Actual allocation of individual plan assets	7.00%		2.80%
Canada and supranational [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,650,000,000	[2]	2,013,000,000	[2]
Actual allocation of individual plan assets	11.20%		13.30%
Provinces of Canada [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,937,000,000	[2]	1,292,000,000	[2]
Actual allocation of individual plan assets	13.10%		8.60%
Corporate [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	92,000,000	[2]
Actual allocation of individual plan assets	0.00%		0.60%
Emerging market debt [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	288,000,000	[2]	318,000,000	[2]
Actual allocation of individual plan assets	2.00%		2.10%
Mortgages [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	178,000,000	[3]	205,000,000	[3]
Actual allocation of individual plan assets	1.20%		1.40%
Canadian Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	2,395,000,000	[4]	3,228,000,000	[4]
Actual allocation of individual plan assets	16.30%		21.40%
U.S. Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,125,000,000	[4]	1,316,000,000	[4]
Actual allocation of individual plan assets	7.60%		8.70%
International Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	2,712,000,000	[4]	3,076,000,000	[4]
Actual allocation of individual plan assets	18.40%		20.40%
Real estate [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	214,000,000	[5]	318,000,000	[5]
Actual allocation of individual plan assets	1.50%		2.10%
Oil And Gas [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,232,000,000	[6]	1,141,000,000	[6]
Actual allocation of individual plan assets	8.40%		7.60%
Infrastructure [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	707,000,000	[7]	607,000,000	[7]
Actual allocation of individual plan assets	4.80%		4.00%
Multi-strategy funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	358,000,000	[8]	311,000,000	[8]
Actual allocation of individual plan assets	2.40%		2.10%
Fixed income funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	214,000,000	[8]	197,000,000	[8]
Actual allocation of individual plan assets	1.50%		1.30%
Commodity funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	75,000,000	[8]
Actual allocation of individual plan assets	0.00%		0.50%
Equity Funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	260,000,000	[8]	148,000,000	[8]
Actual allocation of individual plan assets	1.80%		1.00%
Global macro funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	368,000,000	[8]	292,000,000	[8]
Actual allocation of individual plan assets	2.50%		1.90%
Other Plan Assets [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	55,000,000	[9]	34,000,000	[9]
Actual allocation of individual plan assets	0.30%		0.20%
Fair Value Level 1 [Member] | Total Investment Assets [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	6,521,000,000		8,373,000,000
Fair Value Level 1 [Member] | Cash and short-term investments [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	21,000,000	[1]	429,000,000	[1]
Fair Value Level 1 [Member] | Canada and supranational [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	0	[2]
Fair Value Level 1 [Member] | Provinces of Canada [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	0	[2]
Fair Value Level 1 [Member] | Corporate [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	0	[2]
Fair Value Level 1 [Member] | Emerging market debt [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	0	[2]
Fair Value Level 1 [Member] | Mortgages [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	8,000,000	[3]	30,000,000	[3]
Fair Value Level 1 [Member] | Canadian Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	2,373,000,000	[4]	3,204,000,000	[4]
Fair Value Level 1 [Member] | U.S. Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,087,000,000	[4]	1,316,000,000	[4]
Fair Value Level 1 [Member] | International Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	2,680,000,000	[4]	3,076,000,000	[4]
Fair Value Level 1 [Member] | Real estate [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[5]	0	[5]
Fair Value Level 1 [Member] | Oil And Gas [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	343,000,000	[6]	289,000,000	[6]
Fair Value Level 1 [Member] | Infrastructure [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	9,000,000	[7]	29,000,000	[7]
Fair Value Level 1 [Member] | Multi-strategy funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	0	[8]
Fair Value Level 1 [Member] | Fixed income funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	0	[8]
Fair Value Level 1 [Member] | Commodity funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	0	[8]
Fair Value Level 1 [Member] | Equity Funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	0	[8]
Fair Value Level 1 [Member] | Global macro funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	0	[8]
Fair Value Level 2 [Member] | Total Investment Assets [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	6,399,000,000		4,792,000,000
Fair Value Level 2 [Member] | Cash and short-term investments [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,005,000,000	[1]	0	[1]
Fair Value Level 2 [Member] | Canada and supranational [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,650,000,000	[2]	2,013,000,000	[2]
Fair Value Level 2 [Member] | Provinces of Canada [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,937,000,000	[2]	1,292,000,000	[2]
Fair Value Level 2 [Member] | Corporate [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	92,000,000	[2]
Fair Value Level 2 [Member] | Emerging market debt [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	288,000,000	[2]	318,000,000	[2]
Fair Value Level 2 [Member] | Mortgages [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	170,000,000	[3]	175,000,000	[3]
Fair Value Level 2 [Member] | Canadian Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[4]	0	[4]
Fair Value Level 2 [Member] | U.S. Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	38,000,000	[4]	0	[4]
Fair Value Level 2 [Member] | International Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	32,000,000	[4]	0	[4]
Fair Value Level 2 [Member] | Real estate [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[5]	0	[5]
Fair Value Level 2 [Member] | Oil And Gas [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[6]	0	[6]
Fair Value Level 2 [Member] | Infrastructure [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	79,000,000	[7]	85,000,000	[7]
Fair Value Level 2 [Member] | Multi-strategy funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	358,000,000	[8]	106,000,000	[8]
Fair Value Level 2 [Member] | Fixed income funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	214,000,000	[8]	197,000,000	[8]
Fair Value Level 2 [Member] | Commodity funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	75,000,000	[8]
Fair Value Level 2 [Member] | Equity Funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	260,000,000	[8]	147,000,000	[8]
Fair Value Level 2 [Member] | Global macro funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	368,000,000	[8]	292,000,000	[8]
Fair Value Level 3 [Member] | Total Investment Assets [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	1,744,000,000		1,893,000,000
Fair Value Level 3 [Member] | Cash and short-term investments [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[1]	0	[1]
Fair Value Level 3 [Member] | Canada and supranational [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	0	[2]
Fair Value Level 3 [Member] | Provinces of Canada [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	0	[2]
Fair Value Level 3 [Member] | Corporate [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	0	[2]
Fair Value Level 3 [Member] | Emerging market debt [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[2]	0	[2]
Fair Value Level 3 [Member] | Mortgages [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[3]	0	[3]
Fair Value Level 3 [Member] | Canadian Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	22,000,000	[4]	24,000,000	[4]
Fair Value Level 3 [Member] | U.S. Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[4]	0	[4]
Fair Value Level 3 [Member] | International Equities [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[4]	0	[4]
Fair Value Level 3 [Member] | Real estate [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	214,000,000	[5]	318,000,000	[5]
Fair Value Level 3 [Member] | Oil And Gas [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	889,000,000	[6]	852,000,000	[6]
Fair Value Level 3 [Member] | Infrastructure [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	619,000,000	[7]	493,000,000	[7]
Fair Value Level 3 [Member] | Multi-strategy funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	205,000,000	[8]
Fair Value Level 3 [Member] | Fixed income funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	0	[8]
Fair Value Level 3 [Member] | Commodity funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	0	[8]
Fair Value Level 3 [Member] | Equity Funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	1,000,000	[8]
Fair Value Level 3 [Member] | Global macro funds [Member]
Schedule Of Defined Benefit Plans Fair Value Of Plan Assets Disclosures [Line Items]
Fair value of plan assets for the CN pension plan	0	[8]	0	[8]

[1]	Short-term investments consist primarily of securities issued by Canadian chartered banks. Such investments are valued at cost, which approximates fair value.
[2]	Bonds are valued using prices obtained from independent pricing data suppliers, predominantly TSX Inc. When prices are not available from independent sources, the bond is valued by comparison to prices obtained for a bond of similar interest rate, maturity and risk.
[3]	Mortgages are secured by real estate. The fair value measurement of $170 million ($175 million in 2010) of mortgages categorized as Level 2 is based on current market yields of financial instruments of similar maturity, coupon and risk factors. Mortgages denominated in foreign currencies are fully hedged back to the Canadian dollar, the effects of which are reflected in the values presented in the tables above.
[4]	The fair value of equity investments of $22 million ($24 million in 2010) categorized as Level 3 represent units in private equity funds which are valued by their administrators.
[5]	The fair value of real estate investments of $214 million ($318 million in 2010) includes land and buildings classified as Level 3. Land is valued based on the fair value of comparable assets, and buildings are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of land and buildings are performed triennially.
[6]	The fair value of oil and gas investments of $889 million ($852 million in 2010) classified as Level 3 is valued based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. The future net cash flows are based on forecasted oil and gas prices and projected future annual production and costs.
[7]	Infrastructure funds consist of $9 million ($29 million in 2010) of trust units that are publicly traded and classified as Level 1, $79 million ($85 million in 2010) of bank loans and bonds issued by infrastructure companies classified as Level 2 and $619 million ($493 million in 2010) of infrastructure funds that are classified as Level 3 and are valued based on earnings multiples. Infrastructure funds cannot be redeemed; distributions will be received from the funds as the underlying investments are liquidated. Infrastructure funds denominated in foreign currencies are fully hedged back to the Canadian dollar, the effects of which are reflected in the values presented in the additional information table presented above.
[8]	Absolute return investments are valued using the net asset value as reported by the fund administrators. All hedge fund investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days. Hedge fund investments that have redemption dates less frequent than every four months or that have restrictions on contractual redemption features at the reporting date are classified as Level 3. During the year, absolute return investments having a fair value of $198 million (nil in 2010) were transferred from Level 3 to Level 2 as the restrictions on redemption were lifted.
[9]	Other consists of net operating assets required to administer the trust funds' investment assets and the plans' benefit and funding activities. Such assets are valued at cost and have not been assigned to a fair value category.

Pensions and other postretirement benefits (Details 2) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Defined Benefit Plan Fair Value Of Investments Disclosure [Line Items]
Fair value of plan assets at end of year	14,719		15,092
Absolute Return Investment Redemption Notice Period Range Minimum	5
Absolute Return Investment Redemption Notice Period Range Maximum	90
Absolute Return Investment Redemption Date Frequency Maximum Period For Not Level 3 Category	4
Fair Value Level 3 [Member]
Defined Benefit Plan Fair Value Of Investments Disclosure [Line Items]
Fair value of plan assets at beginning of year	1,893		1,667
Actual return relating to assets still held at the reporting date	217		133
Purchases, sales and settlements	(168)		75
Transfers in and/or out of Level 3	(198)		18
Fair value of plan assets at end of year	1,744		1,893
Fair Value Level 3 [Member] | Equities [Member]
Defined Benefit Plan Fair Value Of Investments Disclosure [Line Items]
Fair value of plan assets at beginning of year	24	[1]	18	[1]
Actual return relating to assets still held at the reporting date	2	[1]	3	[1]
Purchases, sales and settlements	(4)	[1]	3	[1]
Transfers in and/or out of Level 3	0	[1]	0	[1]
Fair value of plan assets at end of year	22	[1]	24	[1]
Fair Value Level 3 [Member] | Real estate [Member]
Defined Benefit Plan Fair Value Of Investments Disclosure [Line Items]
Fair value of plan assets at beginning of year	318	[2]	266	[2]
Actual return relating to assets still held at the reporting date	58	[2]	32	[2]
Purchases, sales and settlements	(162)	[2]	(14)	[2]
Transfers in and/or out of Level 3	0	[2]	34	[2]
Fair value of plan assets at end of year	214	[2]	318	[2]
Fair Value Level 3 [Member] | Oil and gas [Member]
Defined Benefit Plan Fair Value Of Investments Disclosure [Line Items]
Fair value of plan assets at beginning of year	852	[3]	752	[3]
Actual return relating to assets still held at the reporting date	90	[3]	90	[3]
Purchases, sales and settlements	(53)	[3]	(48)	[3]
Transfers in and/or out of Level 3	0	[3]	58	[3]
Fair value of plan assets at end of year	889	[3]	852	[3]
Fair Value Level 3 [Member] | Infrastructure [Member]
Defined Benefit Plan Fair Value Of Investments Disclosure [Line Items]
Fair value of plan assets at beginning of year	493	[4]	449	[4]
Actual return relating to assets still held at the reporting date	74	[4]	19	[4]
Purchases, sales and settlements	52	[4]	25	[4]
Transfers in and/or out of Level 3	0	[4]	0	[4]
Fair value of plan assets at end of year	619	[4]	493	[4]
Fair Value Level 3 [Member] | Absolute return [Member]
Defined Benefit Plan Fair Value Of Investments Disclosure [Line Items]
Fair value of plan assets at beginning of year	206	[5]	182	[5]
Actual return relating to assets still held at the reporting date	(7)	[5]	(11)	[5]
Purchases, sales and settlements	(1)	[5]	109	[5]
Transfers in and/or out of Level 3	(198)	[5]	(74)	[5]
Fair value of plan assets at end of year	0	[5]	206	[5]
Fair Value Level 3 [Member] | Infastructure hedged [Member]
Defined Benefit Plan Fair Value Of Investments Disclosure [Line Items]
Fair value of plan assets at beginning of year	496	[6]	449	[6]
Actual return relating to assets still held at the reporting date	63	[6]	46	[6]
Purchases, sales and settlements	62	[6]	1	[6]
Transfers in and/or out of Level 3	0	[6]	0	[6]
Fair value of plan assets at end of year	621	[6]	496	[6]
Fair Value Level 3 [Member] | Absolute return hedged [Member]
Defined Benefit Plan Fair Value Of Investments Disclosure [Line Items]
Fair value of plan assets at beginning of year	207	[6]	182	[6]
Actual return relating to assets still held at the reporting date	(8)	[6]	0	[6]
Purchases, sales and settlements	(1)	[6]	99	[6]
Transfers in and/or out of Level 3	(198)	[6]	(74)	[6]
Fair value of plan assets at end of year	0	[6]	207	[6]

[1]	The fair value of equity investments of $22 million ($24 million in 2010) categorized as Level 3 represent units in private equity funds which are valued by their administrators.
[2]	The fair value of real estate investments of $214 million ($318 million in 2010) includes land and buildings classified as Level 3. Land is valued based on the fair value of comparable assets, and buildings are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of land and buildings are performed triennially.
[3]	The fair value of oil and gas investments of $889 million ($852 million in 2010) classified as Level 3 is valued based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. The future net cash flows are based on forecasted oil and gas prices and projected future annual production and costs.
[4]	Infrastructure funds consist of $9 million ($29 million in 2010) of trust units that are publicly traded and classified as Level 1, $79 million ($85 million in 2010) of bank loans and bonds issued by infrastructure companies classified as Level 2 and $619 million ($493 million in 2010) of infrastructure funds that are classified as Level 3 and are valued based on earnings multiples. Infrastructure funds cannot be redeemed; distributions will be received from the funds as the underlying investments are liquidated. Infrastructure funds denominated in foreign currencies are fully hedged back to the Canadian dollar, the effects of which are reflected in the values presented in the additional information table presented above.
[5]	Absolute return investments are valued using the net asset value as reported by the fund administrators. All hedge fund investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days. Hedge fund investments that have redemption dates less frequent than every four months or that have restrictions on contractual redemption features at the reporting date are classified as Level 3. During the year, absolute return investments having a fair value of $198 million (nil in 2010) were transferred from Level 3 to Level 2 as the restrictions on redemption were lifted.
[6]	This additional information demonstrates the fair value of the infrastructure and absolute return funds after considering the effects of foreign currency hedges.

Pensions and other postretirement benefits (Details 3) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Change in fair value of plan assets [Roll Forward]
Fair value of plan assets at end of year	14,719	15,092
Projected benefit obligation for the CN pension plan	14,514	13,941
Fair value of plan assets for the CN pension plan	14,719	15,092
Fair value of plan assets related to the CN pension plan	13,992	14,343
Pensions [Member]
Change in benefit obligation [Roll Forward]
Projected benefit obligation at beginning of year	14,895	13,708
Amendments	27	5
Interest cost	788	837	885
Actuarial (gain) loss	577	1,118
Service cost	124	99	83
Plan participants' contributions	54	50
Foreign currency changes	5	(12)
Benefit payments, settlements and transfers	(922)	(910)
Projected benefit obligation at end of year	15,548	14,895	13,708
Component representing future salary increases	(437)	(439)
Accumulated benefit obligation at end of year	15,111	14,456
Change in fair value of plan assets [Roll Forward]
Fair value of plan assets at beginning of year	15,092	14,332
Employer contributions	458	411
Plan participants' contributions	54	50
Foreign currency changes	1	(8)
Actual return on plan assets	36	1,217
Benefit payments, settlements and transfers	(922)	(910)
Fair value of plan assets at end of year	14,719	15,092	14,332
Funded status (Excess (deficiency) of fair value of plan assets over projected benefit obligation at end of year)	(829)	197
Projected benefit obligation for the CN pension plan	15,015	436
Fair value of plan assets for the CN pension plan	14,719	15,092	14,332
Other Postretirement Benefit Plans Defined Benefit [Member]
Change in benefit obligation [Roll Forward]
Projected benefit obligation at beginning of year	283	268
Amendments	1	0
Interest cost	14	16	17
Actuarial (gain) loss	(2)	22
Service cost	4	3	3
Curtailment gain	(1)	(1)
Plan participants' contributions	0	0
Foreign currency changes	3	(6)
Benefit payments, settlements and transfers	(18)	(19)
Projected benefit obligation at end of year	284	283	268
Accumulated benefit obligation at end of year	284	283
Change in fair value of plan assets [Roll Forward]
Fair value of plan assets at beginning of year	0	0
Employer contributions	0	0
Plan participants' contributions	0	0
Foreign currency changes	0	0
Actual return on plan assets	0	0
Benefit payments, settlements and transfers	0	0
Fair value of plan assets at end of year	0	0	0
Funded status (Excess (deficiency) of fair value of plan assets over projected benefit obligation at end of year)	(284)	(283)
Fair value of plan assets for the CN pension plan	0	0	0

Pensions and other postretirement benefits (Details 4) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Amounts Recognized In Consolidated Balance Sheet [Line Items]
Noncurrent assets (Note 6)	0	442
Current liabilities (Note 7)	(18)	(18)
Noncurrent liabilities	(1,095)	(510)
Pensions [Member]
Amounts Recognized In Consolidated Balance Sheet [Line Items]
Noncurrent assets (Note 6)	0	442
Noncurrent liabilities	(829)	(245)
Total amount recognized	(829)	197
Other Postretirement Benefit Plans Defined Benefit [Member]
Amounts Recognized In Consolidated Balance Sheet [Line Items]
Current liabilities (Note 7)	(18)	(18)
Noncurrent liabilities	(266)	(265)
Total amount recognized	(284)	(283)

Pensions and other postretirement benefits (Details 5) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Pensions [Member]
Amounts Recognized In Accumulated Other Comprehensive Loss [Line Items]
Net actuarial gain (loss)	(2,720)	(1,185)
Prior service cost	(30)	(5)
Other Postretirement Benefit Plans Defined Benefit [Member]
Amounts Recognized In Accumulated Other Comprehensive Loss [Line Items]
Net actuarial gain (loss)	3	1
Prior service cost	(3)	(4)

Pensions and other postretirement benefits (Details 6) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Information for the pension plan with an accumulated benefit obligation in excess of plan assets [Abstract]
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets, Aggregate Projected Benefit Obligation	14,514	13,941
Pensions [Member]
Information for the pension plan with an accumulated benefit obligation in excess of plan assets [Abstract]
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets, Aggregate Projected Benefit Obligation	15,015	436
Accumulated benefit obligation	14,606	386
Fair value of plan assets	14,191	191

Pensions and other postretirement benefits (Details 7) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pensions [Member]
Defined Benefit Plan, Amounts That Will Be Amortized From Accumulated Other Comprehensive Income (Loss) In Next Fiscal Year [Line Items]
Estimated prior service cost that will be amortized from AOCI into net periodic benefit cost (income) over the next fiscal year	4
Estimated net actuarial gain (loss) that will be amortized from AOCI over the next fiscal year	123
Components of net periodic benefit cost (income) [Abstract]
Service costs	124	99	83
Interest costs	788	837	885
Settlement loss	3	0	0
Expected return on plan assets	(1,005)	(1,009)	(1,007)
Amortization of prior service costs	2	0	0
Recognized net actuarial loss (gain)	8	3	5
Net periodic benefit cost (income)	(80)	(70)	(34)
Other Postretirement Benefit Plans Defined Benefit [Member]
Defined Benefit Plan, Amounts That Will Be Amortized From Accumulated Other Comprehensive Income (Loss) In Next Fiscal Year [Line Items]
Estimated prior service cost that will be amortized from AOCI into net periodic benefit cost (income) over the next fiscal year	2
Components of net periodic benefit cost (income) [Abstract]
Service costs	4	3	3
Interest costs	14	16	17
Curtailment gain	(1)	(1)	(3)
Amortization of prior service costs	2	2	5
Recognized net actuarial loss (gain)	0	(2)	(3)
Net periodic benefit cost (income)	19	18	19

Pensions and other postretirement benefits (Details 8) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years		Dec. 31, 2010		Dec. 31, 2009
Health care cost trend rate for other postretirement benefits [Abstract]
Defined benefit plan, ultimate health care cost trend rate for current year (in hundredths)	10.00%
Defined benefit plan, health care cost trend rate assumed for next fiscal year (in hundredths)	9.00%
Defined benefit plan, health care cost trend rate estimate (in hundredths)	4.50%
Year that rate reaches the ultimate trend rate	2028
Effect of one percentage point change in assumed health care cost trend rates [Abstract]
Effect of one percentage point increase on service and interest costs	1
Effect of one percentage point decrease on service and interest costs	(1)
Effect of one percentage point increase on accumulated postretirement benefit obligation	16
Effect of one percentage point decrease on accumulated postretirement benefit obligation	(14)
Pensions [Member]
Weighted-average assumptions used to determine projected benefit obligation [Abstract]
Discount rate	4.84%	[1]	5.32%	[1]	6.19%	[1]
Rate of compensation increase	3.25%	[2]	3.50%	[2]	3.50%	[2]
Weighted-average assumptions used to determine net periodic benefit cost [Abstract]
Discount rate	5.32%	[1]	6.19%	[1]	7.42%	[1]
Rate of compensation increase	3.50%	[2]	3.50%	[2]	3.50%	[2]
Expected return on plan assets	7.50%	[3]	7.75%	[3]	7.75%	[3]
Expected return on plan asset assumption to be used in future year (in hundredths)	7.25%
Effect of change in managements assumption will be to increase net periodic benefit cost	20
Period in years over which realized and unrealized gains/losses and appreciation/depreciation in the value of the investments are recognized based on the companies election to use market related value	5
Other Postretirement Benefit Plans Defined Benefit [Member]
Weighted-average assumptions used to determine projected benefit obligation [Abstract]
Discount rate	4.70%	[1]	5.29%	[1]	6.01%	[1]
Rate of compensation increase	3.25%	[2]	3.50%	[2]	3.50%	[2]
Weighted-average assumptions used to determine net periodic benefit cost [Abstract]
Discount rate	5.29%	[1]	6.01%	[1]	6.84%	[1]
Rate of compensation increase	3.50%	[2]	3.50%	[2]	3.50%	[2]

[1]	The Company’s discount rate assumption, which is set annually at the end of each year, is used to determine the projected benefit obligation at the end of the year and the net periodic benefit cost for the following year. The discount rate is used to measure the single amount that, if invested at the measurement date in a portfolio of high-quality debt instruments with a rating of AA or better, would provide the necessary cash flows to pay for pension benefits as they become due. The discount rate is determined by management with the aid of third-party actuaries. The Company’s methodology for determining the discount rate is based on a zero-coupon bond yield curve, which is derived from semi-annual bond yields provided by a third party. The portfolio of hypothetical zero-coupon bonds is expected to generate cash flows that match the estimated future benefit payments of the plans as the bond rate for each maturity year is applied to the plans’ corresponding expected benefit payments of that year.
[2]	The rate of compensation increase is determined by the Company based upon its long-term plans for such increases.
[3]	To develop its expected long-term rate of return assumption used in the calculation of net periodic benefit cost applicable to the market-related value of assets, the Company considers multiple factors. The expected long-term rate of return is determined based on expected future performance for each asset class and is weighted based on the current asset portfolio mix. Consideration is taken of the historical performance, the premium return generated from an actively managed portfolio, as well as current and future anticipated asset allocations, economic developments, inflation rates and administrative expenses. Based on these factors, the rate is determined by the Company. For 2011, the Company used a long-term rate of return assumption of 7.50% on the market-related value of plan assets to compute net periodic benefit cost. The Company has elected to use a market-related value of assets, whereby realized and unrealized gains/losses and appreciation/depreciation in the value of the investments are recognized over a period of five years, while investment income is recognized immediately. Effective January 1, 2012 the Company will reduce the expected long-term rate of return on plan assets from 7.50% to 7.25% to reflect management's current view of long term investment returns. The effect of this change in management's assumption will be to increase net periodic benefit cost by approximately $20 million.

Pensions and other postretirement benefits (Details 9) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011
Pensions [Member]
Estimated future benefit payments [Line Items]
2012	973
2013	996
2014	1,018
2015	1,040
2016	1,060
Years 2017 to 2021	5,444
Other Postretirement Benefit Plans Defined Benefit [Member]
Estimated future benefit payments [Line Items]
2012	18
2013	18
2014	19
2015	19
2016	19
Years 2017 to 2021	98

Other income (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Gain on disposal of property [Member]		Dec. 31, 2010 Gain on disposal of property [Member]		Dec. 31, 2009 Gain on disposal of property [Member]		Dec. 31, 2011 Gain on disposal of land [Member]	Dec. 31, 2010 Gain on disposal of land [Member]	Dec. 31, 2009 Gain on disposal of land [Member]	Dec. 31, 2011 Investment income [Member]	Dec. 31, 2010 Investment income [Member]	Dec. 31, 2009 Investment income [Member]	Dec. 31, 2011 Other [Member]	Dec. 31, 2010 Other [Member]	Dec. 31, 2009 Other [Member]	Aug. 31, 2011 Ic Rail Marine Terminal [Member]	Mar. 31, 2011 Lakeshore East [Member]	Mar. 31, 2010 Oakville Subdivision [Member]	Nov. 30, 2009 Lower Newmarket Subdivision [Member]	Mar. 31, 2009 Weston Subdivision [Member]
Component Of Other Income And Expense Nonoperating [Line Items]
Other income	401	212	267	348	[1]	157	[1]	226	[1]	30	20	12	3	5	7	20	30	22
Gain on disposals of properties																			60	288	152	69	157

[1]	2011 includes $60 million and $288 million for the disposal of substantially all of the assets of ICRMT and of a segment of the Company's Kingston subdivision known as the Lakeshore East, respectively, 2010 includes $152 million for the sale of a portion of the property known as the Oakville subdivision and 2009 includes $69 million and $157 million for the sales of the Lower Newmarket and Weston subdivisions, respectively. See Note 5 - Properties.

Income Taxes (Details) (CAD)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Income tax expense reconciliation [Abstract]
Federal tax rate (in hundredths)	16.50%		18.00%		19.00%
Income tax expense at the statutory Federal tax rate	(554,000,000)		(518,000,000)		(430,000,000)
Income tax (expense) recovery resulting from: [Abstract]
Provincial and foreign taxes	(360,000,000)		(308,000,000)		(213,000,000)
Deferred income tax adjustments due to rate enactments	(40,000,000)		0		126,000,000
Gain on disposals	62,000,000		32,000,000		42,000,000
Other	(7,000,000)	[1]	22,000,000	[1]	68,000,000	[1]
Income tax expense	(899,000,000)		(772,000,000)		(407,000,000)
Cash payments for income taxes	482,000,000		214,000,000		245,000,000
Income before income taxes [Abstract]
Domestic	2,464,000,000		2,052,000,000		1,738,000,000
Foreign	892,000,000		824,000,000		523,000,000
Income before income taxes	3,356,000,000		2,876,000,000		2,261,000,000
Current income tax (expense) [Abstract]
Domestic	(340,000,000)		(306,000,000)		(244,000,000)
Foreign	(28,000,000)		(48,000,000)		(25,000,000)
Current income tax (expense) - Total	(368,000,000)		(354,000,000)		(269,000,000)
Deferred income tax (expense) [Abstract]
Domestic	(288,000,000)		(248,000,000)		(58,000,000)
Foreign	(243,000,000)		(170,000,000)		(80,000,000)
Deferred income tax (expense) - Total	(531,000,000)		(418,000,000)		(138,000,000)
Deferred income tax assets [Abstract]
Pension liability	226,000,000		0
Personal injury claims and other reserves	134,000,000		155,000,000
Other postretirement benefits liability	85,000,000		88,000,000
Net operating losses and tax credit carryforwards	5,000,000	[2]	11,000,000	[2]
Total deferred income tax assets	450,000,000		254,000,000
Deferred income tax liabilities [Abstract]
Properties	5,618,000,000		5,129,000,000
Net pension asset	0		41,000,000
Other	119,000,000		183,000,000
Total deferred income tax liabilities	5,737,000,000		5,353,000,000
Total net deferred income tax liability	5,287,000,000		5,099,000,000
Total net deferred income tax liability [Abstract]
Domestic	2,046,000,000		2,162,000,000
Foreign	3,241,000,000		2,937,000,000
Total net deferred income tax liability	5,287,000,000		5,099,000,000
Total net deferred income tax liability	5,287,000,000		5,099,000,000
Net current deferred income tax asset	46,000,000		53,000,000
Net noncurrent deferred income tax liability	5,333,000,000		5,152,000,000
Net operating losses and tax credit carryforwards, expiration date	between the years 2014 and 2031
Future taxable income to fully realize all of the deferred income tax assets	1,600,000,000
Unrecognized deferred income tax asset on unrealized foreign exchange loss in AOCI	280,000,000
Recognized tax credits for eligible research and development expenditures	(1,000,000)		(1,000,000)		(6,000,000)
Accrued interest and penalties	13,000,000		19,000,000
Approximate amount of unrecognized tax benefits that may be recognised over the next 12 months as a results of settlements and a lapse of the applicable statute of limitations	(16,000,000)
Income tax receivable included in Deferred and receivable income taxes	76,000,000
Reconciliation for unrecognized tax benefits for Domestic and Foreign tax positions: [Roll Forward]
Gross unrecognized tax benefits as at beginning of year	57,000,000		83,000,000		79,000,000
Increases for: [Abstract]
Tax positions related to the current year	1,000,000		4,000,000		11,000,000
Tax positions related to prior years	11,000,000		5,000,000		4,000,000
Decreases for: [Abstract]
Tax positions related to prior years	0		(31,000,000)		(2,000,000)
Settlements	(21,000,000)		0		(2,000,000)
Lapse of the applicable statute of limitations	(2,000,000)		(4,000,000)		(7,000,000)
Gross unrecognized tax benefits at end of year	46,000,000		57,000,000		83,000,000
Adjustments to reflect tax treaties and other arrangements	(11,000,000)		(27,000,000)		(46,000,000)
Net unrecognized tax benefits at end of year	35,000,000		30,000,000		37,000,000
Unrecognized tax benefits recorded in income tax expense related to penalties and interest expense	4,000,000		5,000,000		4,000,000
Federal Domestic [Member]
Income Tax Returns [Abstract]
Income tax return examination by tax authorities, years under review	2006, 2007 and 2008
Expected completion date of all on-going examinations of the Company's income tax returns by tax authorities	2012
Income tax returns subject to examination by tax authorities, years under consideration	2007 to 2010
Provincial [Member]
Income Tax Returns [Abstract]
Income tax return examination by tax authorities, years under review	2006
Expected completion date of all on-going examinations of the Company's income tax returns by tax authorities	2012
Income tax returns subject to examination by tax authorities, years under consideration	2006 to 2010
Federal US [Member]
Income Tax Returns [Abstract]
Income tax returns subject to examination by tax authorities, years under consideration	2007 to 2010
State [Member]
Income Tax Returns [Abstract]
Income tax returns subject to examination by tax authorities, years under consideration	2007 to 2010
Indiana [Member]
Income Tax Returns [Abstract]
Income tax return examination by tax authorities, years under review	2008 to 2010
Expected completion date of all on-going examinations of the Company's income tax returns by tax authorities	2012
Wisconsin [Member]
Income Tax Returns [Abstract]
Income tax return examination by tax authorities, years under review	2003 to 2006
Expected completion date of all on-going examinations of the Company's income tax returns by tax authorities	2012

[1]	Comprises adjustments relating to the resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, and other items.
[2]	Net operating losses and tax credit carryforwards will expire between the years 2014 and 2031.

Segmented Information (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Segmented Information [Abstract]
Approximate percentage of the Company's freight revenues from national accounts (in hundredths)	90.00%
Segment Reporting Information [Line Items]
Revenues	9,028	[1]	8,297	[1]	7,367	[1]
Net income	2,457		2,104		1,854
Properties	23,917		22,917
Largest customer percentage of total revenues (in hundredths)	3.00%		3.00%		3.00%
Canada [Member]
Segment Reporting Information [Line Items]
Revenues	6,169		5,630		4,971
Net income	1,836		1,498		1,436
Properties	13,824		13,312
U.S. [Member]
Segment Reporting Information [Line Items]
Revenues	2,859		2,667		2,396
Net income	621		606		418
Properties	10,093		9,605

[1]	For the years ended December 31, 2011, 2010 and 2009, the largest customer represented approximately 3% of total revenues for each year.

Earnings per share (Details) (CAD) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Earnings per share [Abstract]
Basic earnings per share (in dollars per share)	5.45	4.51	3.95
Diluted earnings per share (in dollars per share)	5.41	4.48	3.92
Reconciliation between basic and diluted earnings per share:[Abstract]
Net income	2,457	2,104	1,854
Weighted-average shares outstanding (in shares)	451.1	466.3	469.2
Effect of stock options (in shares)	3.3	3.8	4.3
Weighted-average diluted shares outstanding (in shares)	454.4	470.1	473.5
Weighted-average number of stock options not included in the calculation of diluted earnings per share (in shares)	0.1	0	0.4

Major commitments and contingencies (Details) In Millions, unless otherwise specified	12 Months Ended				12 Months Ended			12 Months Ended
	Dec. 31, 2011 CAD	Dec. 31, 2010 CAD	Dec. 31, 2009 CAD	Dec. 31, 2011 Workers' compensation and other employee benefits [Member] CAD	Dec. 31, 2011 Guarantees under operating leases [Member] CAD	Dec. 31, 2011 Other Guarantees [Member] CAD	Dec. 31, 2011 Other Guarantees [Member] Equipment under leases and other [Member] CAD	Dec. 31, 2011 Personal Injury and Other Claims Provision [Member] Canada [Member] CAD	Dec. 31, 2010 Personal Injury and Other Claims Provision [Member] Canada [Member] CAD	Dec. 31, 2009 Personal Injury and Other Claims Provision [Member] Canada [Member] CAD	Dec. 31, 2011 Personal Injury and Other Claims Provision [Member] U.S. [Member] CAD	Dec. 31, 2010 Personal Injury and Other Claims Provision [Member] U.S. [Member] CAD	Dec. 31, 2009 Personal Injury and Other Claims Provision [Member] U.S. [Member] CAD	Dec. 31, 2011 Other Commitments [Member] CAD	Dec. 31, 2010 Other Commitments [Member] CAD	Dec. 31, 2011 Fuel [Member]	Dec. 31, 2011 Commitments and railroad infrastructure improvements [Member] CAD	Dec. 31, 2011 Positive Train Control Commitment Member USD ($)	Dec. 31, 2011 Positive Train Control Commitment Member CAD
A. Leases
Capital leases description	The Company has operating and capital leases, mainly for locomotives, freight cars and intermodal equipment. Of the capital leases, many provide the option to purchase the leased items at fixed values during or at the end of the lease term.
Operating Leases, Future Minimum Payments Due [Abstract]
2012	128
2013	103
2014	76
2015	61
2016	45
2017 and thereafter	252
Total Operating Leases, Future Minimum Payments Due	665
Capital Leases, Future Minimum Payments Due [Abstract]
2012	99
2013	151
2014	270
2015	109
2016	297
2017 and thereafter	328
Total Capital Leases, Future Minimum Payments Due	1,254
Less: [Abstract]
Imputed interest on capital leases at rates ranging from approximately 0.7% to 11.8%	299
Present value of minimum lease payments included in debt	955
Approximate interest rate for capital lease obligations, minimum (in hundredths)	0.70%
Approximate interest rate for capital lease obligations, maximum (in hundredths)	11.80%
Description of operating lease agreements	The Company also has operating lease agreements for its automotive fleet with one-year non-cancelable terms for which its practice is to renew monthly thereafter.
Term of automotive fleet operating lease agreements (in years)	1
Estimated annual rental payments for automotive fleet operating leases	30
General period in which automotive fleet operating leases are extended (in years)	5
Annual rent expense for all operating leases	143	176	213
B. Commitments
Aggregate commitment costs														727	740		130	190	193
Approximate percentage of estimated 2012 fuel volume purchase commitment (in hundredths)																61.00%
Approximate percentage of anticipated fuel volume purchase commitment 2013 (in hundredths)																41.00%
Approximate percentage of anticipated fuel volume purchase commitment 2014 (in hundredths)																11.00%
C. Contingencies
Management's assessment of loss contingency from personal injury								Employee injuries are governed by the workers’ compensation legislation in each province whereby employees may be awarded either a lump sum or future stream of payments depending on the nature and severity of the injury. As such, the provision for employee injury claims is discounted. In the provinces where the Company is self-insured, costs related to employee work-related injuries are accounted for based on actuarially developed estimates of the ultimate cost associated with such injuries, including compensation, health care and third-party administration costs. A comprehensive actuarial study is generally performed at least on a triennial basis. For all other legal actions, the Company maintains, and regularly updates on a case-by-case basis, provisions for such items when the expected loss is both probable and can be reasonably estimated based on currently available information.			Personal injury claims by the Company’s employees, including claims alleging occupational disease and work-related injuries, are subject to the provisions of the Federal Employers’ Liability Act (FELA). Employees are compensated under FELA for damages assessed based on a finding of fault through the U.S. jury system or through individual settlements. As such, the provision is undiscounted. With limited exceptions where claims are evaluated on a case-by-case basis, the Company follows an actuarial-based approach and accrues the expected cost for personal injury, including asserted and unasserted occupational disease claims, and property damage claims, based on actuarial estimates of their ultimate cost. A comprehensive actuarial study is performed annually. For employee work-related injuries, including asserted occupational disease claims, and third-party claims, including grade crossing, trespasser and property damage claims, the actuarial valuation considers, among other factors, CN’s historical patterns of claims filings and payments. For unasserted occupational disease claims, the actuarial study includes the projection of CN’s experience into the future considering the potentially exposed population. The Company adjusts its liability based upon management’s assessment and the results of the study. On an ongoing basis, management reviews and compares the assumptions inherent in the latest actuarial study with the current claim experience and, if required, adjustments to the liability are recorded.
Loss Contingency Accrual [Roll Forward]
Balance January 1								200	178	189	146	166	265
Accruals and other								31	59	48	30	7	(46)
Payments								(32)	(37)	(59)	(65)	(27)	(53)
Balance December 31								199	200	178	111	146	166
Current portion, balance December 31								39	39	34	45	44	72
Net reductions to US personal injury and other claims provision persuant to the results of external actuarial studies											6	19	60
D. Environmental matters
Approximate number of identified sites for which the Company is or may be liable for remediation costs	310
Approximate number of sites for which the Company has been notified that it is a potentially responsible party for study and cleanup costs	10
Provision for specific environmental sites [Abstract]
Balance January 1	150	103	125
Accruals and other	17	67	(7)
Payments	(15)	(20)	(15)
Balance December 31	152	150	103
Current portion, balance December 31	63	34	38
Anticipated environmental liability disbursement time frame (in years)	5
Regulatory Compliance [Abstract]
Environmental operating expenses	4	23	11
Environmental capital expenditures	11	14	9
E. Guarantees and indemnifications
Term assets residual values guaranteed under operating leases and other guarantees (in years)					between 2012 and 2022	between 2012 and 2014
Maximum potential liability under guarantees				439	112	509	70
Irrevocable standby letters of credit drawn on the Company's bilateral letter of credit facilities						499
Surety and other bonds drawn on the Company's bilateral letter of credit facilities						10

Financial Instruments (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Risk Management [Abstract]
Unamortized gain included in accumulated other comprehensive loss	8	10
Unamortized gain included in accumulated other comprehensive loss, after-tax	6	7
Financial liabilities [Abstract]
Revolving credit facility, borrowing capacity	800
Carrying amount [Member]
Financial assets [Abstract]
Investments (Note 6)	31	25
Financial liabilities [Abstract]
Total debt (Note 9)	6,576	6,071
Fair value [Member]
Financial assets [Abstract]
Investments (Note 6)	126	114
Financial liabilities [Abstract]
Total debt (Note 9)	7,978	6,937

Accumulated other comprehensive loss (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Accumulated other comprehensive loss [Abstract]
Foreign exchange loss	(769)	(796)
Pension and other postretirement benefit plans	(2,076)	(920)
Derivative instruments (Note 18)	6	7
Accumulated other comprehensive loss	(2,839)	(1,709)	(948)
Components of Other comprehensive income (loss) and related tax effects [Abstract]
Accumulated other comprehensive loss - Balance at January 1	(1,709)	(948)	(155)
Other comprehensive income (loss):
Foreign exchange gain (loss) (net of income tax (expense) recovery of $19, $(53) and $(131), for 2011, 2010 and 2009, respectively)	27	(68)	(153)
Pension and other postretirement benefit plans (net of income tax (expense) recovery of $401, $241 and $223, for 2011, 2010 and 2009, respectively)	(1,156)	(692)	(640)
Derivative instruments (net of income tax recovery of $1, nil and nil for 2011, 2010 and 2009, respectively)	(1)	(1)	0
Other comprehensive income (loss)	(1,130)	(761)	(793)
Accumulated other comprehensive loss	(2,839)	(1,709)	(948)
Income tax (expense) recovery on foreign exchange gain (loss)	19	(53)	(131)
Income tax (expense) recovery on pension and other postretirement benefit plans	401	241	223
Income tax (expense) recovery on derivative instruments	1	0	0